UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant: Vanguard Horizon Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2008– March 31, 2009

Item 1: Reports to Shareholders

Vanguard Strategic Equity Fund Semiannual Report

March 31, 2009

>	Vanguard Strategic Equity Fund returned about –37% for the six months ended March 31, 2009. The fund’s return trailed that of its benchmark index and its peer-group average.
>	The broad U.S. stock market returned about –31% for the period. Shares of small and mid-sized companies fared worse than those of large companies.
>	Like the broad market, the fund experienced declines across all sectors.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	6
Fund Profile	8
Performance Summary	9
Financial Statements	10
About Your Fund’s Expenses	26
Trustees Approve Advisory Arrangement	28
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Strategic Equity Fund	VSEQX	–36.66%
MSCI US Small + Mid Cap 2200 Index		–33.95
Average Mid-Cap Core Fund[1]		–31.41

Your Fund’s Performance at a Glance
September 30, 2008–March 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Equity Fund	$16.42	$10.18	$0.241	$0.000

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

Vanguard Strategic Equity Fund returned about –37% for the six-month period ended March 31, 2009, which ranks among the worst half-year spans for the fund since its inception in 1995. The fund trailed its benchmark and its peers for the period, as all ten of its industry sectors recorded negative double-digit returns. Returns for mid- and small-capitalization stocks—the fund’s primary areas of investment—trailed those of large-caps.

Extreme distress dappled with glimmers of hope

The six months ended March 31 witnessed extreme distress in global stock markets, with both U.S. and international stocks returning about –31%. The embattled financial sector continued to struggle, prompting regulators in the United States and abroad to take evermore-aggressive actions to help the big banks fortify their fragile balance sheets.

Even as the gloom intensified, a few signs of recovery appeared on the horizon. Toward the end of the period, the swift contraction in manufacturing activity seemed to lessen. And throughout the six months, news from the housing sector seemed to improve. From their lows in early March through the end of the period, global stock markets generated a double-digit return.

2

Credit-market turmoil provoked dramatic response

Developments in the fixed income market were, if anything, even more unusual. In the months after the September collapse of Lehman Brothers, a major presence in the bond market, the trading of corporate bonds came to a near standstill as investors stampeded into U.S. Treasury bonds—considered the safest, most liquid credits—driving prices higher and yields lower. The difference between the yields of Treasuries and corporate bonds surged to levels not seen since the 1930s.

The Federal Reserve Board responded to the credit-market and economic crises with a dramatic easing of monetary policy, reducing its target for short-term interest rates to an all-time low of 0% to 0.25%.

The Fed also created new programs designed to bring borrowers and lenders back to the market. For the six-month period, the Barclays Capital U.S. Aggregate Bond Index returned 4.70% on the strength of Treasuries and other government-backed bonds. The broad municipal bond market returned 5.00%.

Fund’s declines were steep and broad-based

The Strategic Equity Fund, managed by Vanguard Quantitative Equity Group, seeks to mirror the sector allocations of its benchmark while overweighting or underweighting individual stocks. As with other funds that use quantitative models, the fund’s strategy is based on the idea that many “small wins” achieved through

Market Barometer
	Total Returns
	Periods Ended March 31, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–30.59%	–38.27%	–4.54%
Russell 2000 Index (Small-caps)	–37.17	–37.50	–5.24
Dow Jones Wilshire 5000 Index (Entire market)	–30.72	–37.69	–4.24
MSCI All Country World Index ex USA (International)	–30.54	–46.18	–0.24

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad taxable market)	4.70%	3.13%	4.13%
Barclays Capital Municipal Bond Index	5.00	2.27	3.21
Citigroup 3-Month Treasury Bill Index	0.30	1.13	3.06

CPI
Consumer Price Index	–2.78%	–0.38%	2.57%

1 Annualized.

3

its stock selection will enable the fund to outperform the benchmark over time, while maintaining a similar risk profile.

Amid the steep market declines of the past six months (and the fund’s return of about –37%), “keeping score” versus the benchmark seems quite secondary. Returns were negative across the spectrum, and ranged from –13% for telecommunications services to –54% for energy.

Not surprisingly, the fund’s largest areas of investment, on average, during the period—financials and industrials—were also the largest detractors from the fund’s overall performance. Financial stocks, which represented about 18% of the fund’s assets, on average, during the period, returned –40%. Real estate investment trusts (REITs) and insurance firms were areas of significant decline. Industrial stocks, which returned –47%, experienced weakness in areas ranging from office services to farm machinery.

Still, the fund made some key missteps relative to its benchmark, the MSCI US Small + Mid Cap 2200 Index. The industrial, energy, and health care sectors were among the fund’s worst performers on a relative basis.

The Strategic Equity Fund’s few bright spots involved a smattering of stocks that notched positive returns during the period. Several were within the consumer

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Mid-Cap
	Fund	Core Fund
Strategic Equity Fund	0.32%	1.30%

1 The fund expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratio was 0.31%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

discretionary sector, and included restaurants, auto parts stores, and dollar stores.

Respect for risk is crucial in bad times and good

Difficult times often yield valuable lessons. It’s been said that people who lived through the Great Depression developed a lifelong appreciation for thrift. The current economic environment certainly does not approach the widespread hardship experienced during the Depression, but if there’s a silver lining to the recent upheaval in the financial markets, perhaps it’s that today’s investors will gain a lifelong appreciation for market risk.

That means respecting the power of the markets to move up and down—and maintaining an investment strategy (and a long-term outlook) that can help you weather the swings. A portfolio that is balanced across stock, bond, and short-term funds can dampen volatility. We believe the Strategic Equity Fund, with its measured exposure to the economy’s mid-sized companies, can be a key component in a balanced investment strategy.

When the clouds clear from the current financial storm, and it looks like “smooth sailing” ahead, keep in mind that sticking with a balanced portfolio is not just a foul-weather tactic. As we witnessed in the autumn of 2008, the financial markets can move quickly and violently. Maintaining a balanced portfolio can help you capture the “ups” while also bracing for the unexpected “downs.”

Thank you for your continued confidence in Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

April 17, 2009

5

Advisor’s Report

For the six months ended March 31, 2009, Vanguard Strategic Equity Fund returned about –37%, while the fund’s benchmark, the MSCI US Small + Mid Cap 2200 Index, returned about –34%. For the most recent 18 months, the fund posted a cumulative return of about –53%; the benchmark returned about –48% for the same period. The overall market, as measured by the MSCI US Broad Market Index, notched a return of about –31% for the half-year and a cumulative return of about –46% for the 18-month period.

The attractively valued, high-quality stocks we prefer underperformed the market over the last six months. This is partly because financial firms, which have been at the center of the market storm, are usually value stocks, and they have pulled down the overall averages. But after adjusting for that effect, value stocks in all industries suffered relative to the fund’s benchmark. Since value stocks have lagged for so long, why do we persist in our preference? We base our view both on judgment and on empirical evidence. In our judgment, although the market is relatively effective in assigning prices to stocks, investors as a group can still overreact to new information.

This overreaction can cause prices to diverge a bit from “true” or “fair” value, providing opportunities to profit from these discrepancies. We identify potentially attractive stocks by looking at multiple signals. Market participants send some signals, such as measures of relative performance or changes in analysts’ opinions. Other signals are provided by company management, such as changes in capital spending or dividends. Finally, there are valuation signals, such as price-to-earnings ratios and yields. Over time, our signals have been an indication of future outperformance, although there are periods, sometimes measured in years, when the combination of these various signals is not effective.

Nonetheless, it seems that consistent exposure to these signals is rewarded over time. In recent months, many investors decided that they do not want any stock market exposure at all. In such an environment, we believe that our portfolio, with its P/E ratio of 10.4x and a return on equity (ROE) of 16.8%, is more attractive than our benchmark, with its P/E ratio of 19.7x and an ROE of 15.1%. These valuation metrics can be lost amid investors’ aversion to stock market risk at any level. Given our opinion that it is better to own attractive stocks at low multiples, we feel that our portfolio is well-positioned for the eventual market rebound.

Over the last six months, our best performance came in the retailing and banking industries. AutoZone and Dollar Tree were our most successful stocks in retail, while Ocwen Financial and Flushing Financial were leaders in banking. Energy and commercial services (a component of the industrials sector) were our worst performing industries. In energy,

6

PetroQuest Energy and Swift Energy were among the worst performers. American Reprographics and Interface were our worst stocks in commercial services.

Although we are dissatisfied with both the performance of the market overall and with our relative performance, we are confident that the stock market will post worthwhile returns for long-term investors in the future and that our investment strategy—based on valuation, market sentiment, and quality—will be successful. We thank you for your investment and look forward to the future.

James D. Troyer, CFA,

Principal and Portfolio Manager

Joel M. Dickson,

Principal

Vanguard Quantitative Equity Group

April 13, 2009

7

Strategic Equity Fund

Fund Profile

As of March 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	733	2,178	4,489
Median Market Cap	$2.0B	$2.2B	$22.3B
Price/Earnings Ratio	10.4x	19.7x	15.0x
Price/Book Ratio	1.4x	1.4x	1.7x
Yield[3]	2.0%	2.2%	2.7%
Return on Equity	16.8%	15.1%	20.2%
Earnings Growth Rate	18.6%	15.2%	15.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate[4]	70%	—	—
Expense Ratio[5]	0.32%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	15.6%	14.3%	9.4%
Consumer Staples	4.1	4.8	11.2
Energy	6.9	7.3	12.3
Financials	17.6	16.8	13.1
Health Care	11.7	11.7	14.6
Industrials	14.8	14.8	10.0
Information Technology	16.2	16.6	17.7
Materials	5.0	5.2	3.7
Telecommunication
Services	2.3	2.1	3.6
Utilities	5.8	6.4	4.4

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.98	0.93
Beta	1.01	1.15

Ten Largest Holdings[7] (% of total net assets)

AutoZone Inc.	automotive retail	1.1%
Embarq Corp.	integrated
	telecommunication
	services	1.1
Parker Hannifin Corp.	industrial machinery	1.0
Dollar Tree, Inc.	general
	merchandise stores	1.0
Cooper Industries, Inc.	electrical components
Class A	and equipment	1.0
AmerisourceBergen Corp.	health care
	distributors	1.0
Western Digital Corp.	computer storage
	and peripherals	1.0
H & R Block, Inc.	specialized
	consumer services	0.9
SCANA Corp.	multi-utilities	0.9
Cephalon, Inc.	biotechnology	0.9
Top Ten		9.9%

Investment Focus

1 MSCI US Small + Mid Cap 2200 Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 Annualized.

5 The expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratio was 0.31%.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7 The holdings listed exclude any temporary cash investments and equity index products.

8

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1998–March 31, 2009

Average Annual Total Returns: Periods Ended March 31, 2009

	Inception Date	One Year	Five Years	Ten Years
Strategic Equity Fund[3]	8/14/1995	–43.57%	–6.68%	2.66%

1 Six months ended March 31, 2009.

2 The Spliced Small and Mid Cap Index reflects the return of the Russell 2800 Index through May 31, 2003, and the MSCI US Small + Mid Cap 2200 Index thereafter.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

9

Strategic Equity Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.7%)[1]
Consumer Discretionary (15.3%)
*	AutoZone Inc.	187,600	30,508
*	Dollar Tree, Inc.	632,447	28,176
	H & R Block, Inc.	1,449,950	26,375
	Polo Ralph Lauren Corp.	563,289	23,799
*	Priceline.com, Inc.	236,900	18,663
*	Marvel Entertainment, Inc.	634,900	16,857
	Sherwin-Williams Co.	321,857	16,727
	Whirlpool Corp.	558,500	16,526
	Darden Restaurants Inc.	435,032	14,904
*	Aeropostale, Inc.	503,650	13,377
*	ITT Educational
	Services, Inc.	107,000	12,992
	Ross Stores, Inc.	311,462	11,175
*	Big Lots Inc.	480,385	9,982
	VF Corp.	161,212	9,207
*	JAKKS Pacific, Inc.	644,327	7,957
	Autoliv, Inc.	387,614	7,198
	Bob Evans Farms, Inc.	309,517	6,939
	DeVry, Inc.	140,788	6,783
	The Stanley Works	228,300	6,648
*	Interpublic Group of
	Cos., Inc.	1,589,364	6,548
	Cablevision Systems
	NY Group Class A	445,400	5,763
*	Rent-A-Center, Inc.	273,198	5,292
*	Jarden Corp.	412,528	5,227
*	Panera Bread Co.	93,157	5,207
*	DreamWorks
	Animation SKG, Inc.	237,200	5,133
*	CEC Entertainment Inc.	189,351	4,900
	Wyndham
	Worldwide Corp.	1,050,183	4,411
	Meredith Corp.	253,620	4,220
*	Urban Outfitters, Inc.	242,900	3,976
	International
	Speedway Corp.	178,547	3,939
	Polaris Industries, Inc.	175,178	3,756
*	The Warnaco Group, Inc.	154,659	3,712

			Market
			Value•
		Shares	($000)
*	True Religion Apparel, Inc.	310,939	3,672
*	WMS Industries, Inc.	173,407	3,626
*	Helen of Troy Ltd.	249,900	3,436
*	Exide Technologies	1,086,700	3,260
	RadioShack Corp.	375,078	3,214
*	Denny’s Corp.	1,896,580	3,167
*,^	Jos. A. Bank Clothiers, Inc.	106,600	2,965
	UniFirst Corp.	103,603	2,884
	Columbia Sportswear Co.	86,258	2,581
*	The Children’s Place
	Retail Stores, Inc.	111,867	2,449
	Interactive Data Corp.	95,734	2,380
	Burger King Holdings Inc.	102,600	2,355
*	Jo-Ann Stores, Inc.	144,038	2,354
	Snap-On Inc.	82,500	2,071
*	Steiner Leisure Ltd.	82,209	2,007
*	Collective Brands, Inc.	198,273	1,931
	Regal Entertainment Group
	Class A	129,047	1,731
*	Penn National Gaming, Inc.	63,708	1,539
*	Pre-Paid Legal Services, Inc.	52,462	1,523
*	Bally Technologies Inc.	81,090	1,494
*	Fuel Systems
	Solutions, Inc.	106,193	1,431
	CSS Industries, Inc.	80,400	1,367
	Black & Decker Corp.	39,700	1,253
*	Jack in the Box Inc.	44,965	1,047
	KB Home	78,954	1,041
*	Carter’s, Inc.	52,200	982
*	Ascent Media Corp.	37,700	943
*	Career Education Corp.	39,200	939
	Sinclair Broadcast
	Group, Inc.	892,016	919
*	Timberland Co.	74,111	885
	Genesco, Inc.	46,373	873
	Tupperware Brands Corp.	51,183	870
	Fisher Communications, Inc.	87,709	856
	Fred’s, Inc.	71,700	809
	WABCO Holdings Inc.	65,144	802
*	Mediacom
	Communications Corp.	192,210	775

10

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	The Buckle, Inc.	23,450	749
	Regis Corp.	51,100	738
*	The Wet Seal, Inc. Class A	196,600	661
	Movado Group, Inc.	80,600	608
	Cinemark Holdings Inc.	61,500	577
	Service Corp. International	158,307	553
	Limited Brands, Inc.	59,200	515
	Pulte Homes, Inc.	43,900	480
*	Isle of Capri Casinos, Inc.	89,900	476
	CKE Restaurants Inc.	55,500	466
	Weight Watchers
	International, Inc.	23,422	434
	Stage Stores, Inc.	42,500	428
*	AFC Enterprises, Inc.	91,626	413
	Scholastic Corp.	25,700	387
	Foot Locker, Inc.	36,900	387
*	Overstock.com, Inc.	39,626	363
	Dover Downs Gaming
	& Entertainment, Inc.	117,872	362
	Cracker Barrel Old
	Country Store Inc.	12,300	352
*	Town Sports International
	Holdings, Inc.	110,000	329
	Wolverine World Wide, Inc.	19,700	307
	Barnes & Noble, Inc.	14,200	304
	Ryland Group, Inc.	17,900	298
	Leggett & Platt, Inc.	21,800	283
*,^	Blockbuster Inc. Class A	324,200	233
*	Cabela’s Inc.	25,400	231
	Phillips-Van Heusen Corp.	10,200	231
	Callaway Golf Co.	31,600	227
	Sonic Automotive, Inc.	128,429	205
*	Hot Topic, Inc.	17,100	191
*	Papa John’s
	International, Inc.	7,700	176
*	Lincoln Educational Services	9,100	167
	MDC Holdings, Inc.	5,200	162
*	P.F. Chang’s China Bistro, Inc.	6,600	151
	Oxford Industries, Inc.	23,000	142
	D. R. Horton, Inc.	13,500	131
	Advance Auto Parts, Inc.	3,100	127
*	Quiksilver, Inc.	96,100	123
	Scripps Networks Interactive	5,300	119
	Cato Corp. Class A	5,600	102
*	HSN, Inc.	16,207	83
*	California Pizza Kitchen, Inc.	5,700	75
	Family Dollar Stores, Inc.	2,000	67
*	Unifi, Inc.	92,800	59
	PRIMEDIA Inc.	22,610	56
	Lennar Corp. Class A	7,100	53
*	Brink’s Home
	Security Holdings, Inc.	2,200	50
	Stewart Enterprises, Inc.Class A	11,900	39
*	The Gymboree Corp.	1,800	38
*	Warner Music Group Corp.	15,500	36

			Market
			Value•
		Shares	($000)
	Speedway Motorsports, Inc.	2,900	34
*	Lear Corp.	40,451	30
	New York Times Co. Class A	5,300	24
	Belo Corp. Class A	34,600	21
	John Wiley & Sons Class A	700	21
*	Zale Corp.	6,700	13
*	Cox Radio, Inc.	2,200	9
*	Ticketmaster
	Entertainment Inc.	1,600	6
	American Greetings Corp.
	Class A	1,073	5
*	Lin TV Corp.	3,600	4
	Journal Communications, Inc.	1,030	1
			427,220
Consumer Staples (4.0%)
*	Dr. Pepper
	Snapple Group, Inc.	1,025,800	17,346
*	Ralcorp Holdings, Inc.	192,699	10,383
	Herbalife Ltd.	658,952	9,871
	Molson Coors
	Brewing Co. Class B	287,025	9,839
	Cal-Maine Foods, Inc.	420,197	9,408
	Nash-Finch Co.	272,595	7,657
	Corn Products
	International, Inc.	274,766	5,825
	PepsiAmericas, Inc.	321,305	5,542
*	Chiquita Brands
	International, Inc.	718,936	4,767
	Del Monte Foods Co.	533,110	3,886
	SUPERVALU Inc.	246,895	3,526
	Universal Corp. (VA)	115,936	3,469
	The Pepsi Bottling
	Group, Inc.	152,840	3,384
	Lancaster Colony Corp.	54,115	2,245
*	Alliance One
	International, Inc.	542,200	2,082
*	Energizer Holdings, Inc.	39,300	1,953
*	The Pantry, Inc.	90,863	1,600
*	Central Garden & Pet Co.
	Class A	182,100	1,369
*	Prestige Brands
	Holdings Inc.	238,903	1,238
*	Revlon, Inc.	487,833	1,210
	Spartan Stores, Inc.	74,124	1,142
	Village Super Market Inc.
	Class A	31,722	989
*	BJ’s Wholesale Club, Inc.	23,200	742
	Bunge Ltd.	11,500	651
*	Dean Foods Co.	35,600	644
	Coca-Cola Bottling Co.	6,400	333
	Alberto-Culver Co.	14,100	319
	Vector Group Ltd.	15,400	200
*	National Beverage Corp.	10,330	95
	Flowers Foods, Inc.	1,100	26
			111,741

11

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
Energy (6.8%)
	ENSCO International, Inc.	803,609	21,215
	Murphy Oil Corp.	429,200	19,215
	Helmerich & Payne, Inc.	792,542	18,046
*	Plains Exploration &
	Production Co.	756,400	13,033
	Tidewater Inc.	345,400	12,825
	Noble Corp.	496,222	11,954
*	Comstock Resources, Inc.	363,796	10,841
	El Paso Corp.	1,723,154	10,770
	Massey Energy Co.	788,712	7,982
*	Ultra Petroleum Corp.	156,500	5,617
*	Mariner Energy Inc.	708,500	5,491
*	SEACOR Holdings Inc.	88,249	5,146
*	Denbury Resources, Inc.	337,356	5,013
*	Superior Energy
	Services, Inc.	247,347	3,188
*	Oil States International, Inc.	234,728	3,150
	World Fuel Services Corp.	99,149	3,136
*	Encore Acquisition Co.	132,102	3,074
*	Alpha Natural
	Resources, Inc.	162,660	2,887
*	Contango Oil & Gas Co.	60,905	2,387
	Overseas Shipholding
	Group Inc.	91,909	2,084
*	Matrix Service Co.	236,915	1,947
	Noble Energy, Inc.	34,300	1,848
	Walter Industries, Inc.	77,200	1,766
	Sunoco, Inc.	64,500	1,708
*	Clayton Williams Energy, Inc.	47,524	1,390
*	Pride International, Inc.	64,200	1,154
*	Rosetta Resources, Inc.	206,500	1,022
*	Gulfmark Offshore, Inc.	39,900	952
	Foundation Coal
	Holdings, Inc.	64,000	918
*	Nabors Industries, Inc.	90,662	906
	CARBO Ceramics Inc.	30,800	876
*	Concho Resources, Inc.	29,696	760
	Tesoro Corp.	55,900	753
*	Newpark Resources, Inc.	290,981	736
	Holly Corp.	24,500	519
*	Vaalco Energy, Inc.	88,146	466
	General Maritime Corp.	65,178	456
*	CVR Energy, Inc.	81,112	449
*	Whiting Petroleum Corp.	16,100	416
*	Goodrich Petroleum Corp.	19,750	382
*	McMoRan Exploration Co.	68,200	321
	CONSOL Energy, Inc.	12,000	303
	Southern Union Co.	18,900	288
*	PHI Inc. Non-Voting Shares	23,600	236
*	Veneco Inc.	53,400	175
*	Swift Energy Co.	20,400	149
*	Dresser Rand Group, Inc.	5,500	122
*	James River Coal Co.	8,300	102
*	Forest Oil Corp.	3,200	42

			Market
			Value•
		Shares	($000)
*	Unit Corp.	1,900	40
*	Complete Production
	Services, Inc.	12,900	40
	St. Mary Land &
	Exploration Co.	2,100	28
*	International Coal Group, Inc.	7,700	12
*	Energy Partners, Ltd.	9,000	1
			188,337
Financials (17.0%)
	Cullen/Frost Bankers, Inc.	547,053	25,679
	Unum Group	1,882,000	23,525
	Bank of Hawaii Corp.	677,564	22,346
*	TD Ameritrade
	Holding Corp.	1,579,307	21,810
*	Nasdaq Stock Market Inc.	1,085,400	21,252
	Axis Capital Holdings Ltd.	764,080	17,222
	FirstMerit Corp.	866,391	15,768
*	Arch Capital Group Ltd.	284,300	15,312
	Platinum Underwriters
	Holdings, Ltd.	491,800	13,947
	Torchmark Corp.	454,947	11,933
	Annaly Capital
	Management Inc. REIT	851,900	11,816
	Aspen Insurance
	Holdings Ltd.	420,300	9,440
	HCP, Inc. REIT	480,700	8,581
	Plum Creek Timber Co. Inc.
	REIT	271,900	7,904
*	EZCORP, Inc.	675,417	7,815
	NBT Bancorp, Inc.	352,499	7,628
	UMB Financial Corp.	163,558	6,950
	PartnerRe Ltd.	103,719	6,438
	IPC Holdings Ltd.	218,100	5,897
*	Interactive Brokers
	Group, Inc.	361,024	5,823
	Federated Investors, Inc.	251,530	5,599
	Nationwide Health
	Properties, Inc. REIT	249,300	5,532
*	The St. Joe Co.	273,600	4,580
*	Ocwen Financial Corp.	399,981	4,572
*	Knight Capital Group, Inc.
	Class A	307,948	4,539
	City Holding Co.	163,555	4,463
	Highwood Properties, Inc.
	REIT	207,846	4,452
	Senior Housing
	Properties Trust REIT	316,300	4,435
	Host Hotels & Resorts Inc.
	REIT	1,117,400	4,380
	Associated Banc-Corp.	278,623	4,302
	Rayonier Inc. REIT	141,450	4,275
	Hospitality Properties Trust
	REIT	353,100	4,237
	American Financial Group, Inc.	260,244	4,177

12

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	National Retail Properties
	REIT	259,600	4,112
	BOK Financial Corp.	117,527	4,061
	Mid-America Apartment
	Communities, Inc. REIT	124,508	3,839
	Healthcare Realty Trust Inc.
	REIT	253,954	3,807
	Home Properties, Inc. REIT	123,756	3,793
	Mack-Cali Realty Corp. REIT	189,900	3,762
	Washington REIT	207,116	3,583
	Odyssey Re Holdings Corp.	92,871	3,523
	PS Business Parks, Inc. REIT	92,532	3,410
	Provident Financial
	Services Inc.	298,225	3,224
	Sun Communities, Inc.
	REIT	269,868	3,193
	Reinsurance Group of
	America, Inc.	96,507	3,126
	Bank of the Ozarks, Inc.	133,233	3,075
	Republic Bancorp, Inc.
	Class A	163,411	3,051
	Sovran Self Storage, Inc.
	REIT	147,224	2,956
	First Financial
	Bankshares, Inc.	58,522	2,819
	Jones Lang LaSalle Inc.	117,800	2,740
	American Physicians
	Capital, Inc.	66,557	2,724
	Entertainment
	Properties Trust REIT	170,700	2,690
	Avalonbay Communities, Inc.
	REIT	56,414	2,655
	Douglas Emmett, Inc. REIT	352,800	2,607
	Willis Group Holdings Ltd.	116,100	2,554
	BancFirst Corp.	67,922	2,472
	Kilroy Realty Corp. REIT	135,947	2,337
*	Amerisafe Inc.	150,560	2,307
	Health Care Inc. REIT	71,800	2,196
	Community Bank
	System, Inc.	129,761	2,174
	Ventas, Inc. REIT	95,600	2,162
	Parkway Properties Inc.
	REIT	191,075	1,968
	Tompkins Trustco, Inc.	42,569	1,830
*	Nelnet, Inc.	200,193	1,770
*	FPIC Insurance Group, Inc.	47,184	1,747
*	CNA Surety Corp.	93,833	1,730
*	CB Richard Ellis Group, Inc.	413,600	1,667
	WSFS Financial Corp.	71,750	1,604
	Provident New York Bancorp, Inc.	187,398	1,602
	First BanCorp Puerto Rico	362,862	1,546
	Lakeland Financial Corp.	79,936	1,534
	Employers Holdings, Inc.	157,982	1,507
	Potlatch Corp. REIT	62,100	1,440
	LTC Properties, Inc. REIT	73,100	1,282

			Market
			Value•
		Shares	($000)
	Suffolk Bancorp	49,193	1,279
	Arrow Financial Corp.	51,011	1,208
	Cash America
	International Inc.	72,200	1,131
	TriCo Bancshares	66,980	1,121
	Berkshire Hills Bancorp, Inc.	48,556	1,113
	Colonial Properties Trust
	REIT	286,560	1,092
	Federal Realty
	Investment Trust REIT	23,300	1,072
	Oriental Financial Group Inc.	208,800	1,019
	Kimco Realty Corp. REIT	130,773	996
	Extra Space Storage Inc.
	REIT	170,800	941
	First Community
	Bancshares, Inc.	80,600	941
^	Pennsylvania REIT	264,600	939
^	Heartland Financial USA, Inc.	68,500	927
	Prospect Energy Corp.	108,022	920
	Westamerica Bancorporation	19,700	898
	Safety Insurance Group, Inc.	28,553	887
*	LaBranche & Co. Inc.	235,229	880
	Saul Centers, Inc. REIT	35,045	805
	First Commonwealth
	Financial Corp.	90,020	798
^	Life Partners Holdings	46,000	785
	Prosperity Bancshares, Inc.	28,500	779
	Hudson City Bancorp, Inc.	66,600	779
	S & T Bancorp, Inc.	36,500	774
	New York Community
	Bancorp, Inc.	67,700	756
	CapitalSource Inc. REIT	615,200	751
*	Crawford & Co. Class B	110,600	743
	First Merchants Corp.	68,030	734
	Simmons First
	National Corp.	29,009	731
	Financial Federal Corp.	31,000	657
	Bank Mutual Corp.	68,800	623
*	thinkorswim Group, Inc.	71,100	614
^	iStar Financial Inc. REIT	201,800	567
	Anworth Mortgage
	Asset Corp. REIT	85,700	525
	First Source Corp.	29,000	523
	The Hanover Insurance
	Group Inc.	17,900	516
	Clifton Savings Bancorp, Inc.	51,581	516
	Winthrop Realty Trust REIT	73,490	508
	Southside Bancshares, Inc.	26,673	504
	Digital Realty Trust, Inc. REIT	15,000	498
	International
	Bancshares Corp.	63,600	496
	Commerce Bancshares, Inc.	12,701	461
	Omega Healthcare Investors, Inc. REIT	32,200	453
	U-Store-It Trust REIT	214,500	433
	Harleysville National Corp.	70,689	428

13

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	S.Y. Bancorp, Inc.	16,900	411
	MFA Mortgage
	Investments, Inc. REIT	68,100	400
	BRE Properties Inc. Class A
	REIT	19,761	388
	Raymond James
	Financial, Inc.	18,500	364
*	First Cash Financial
	Services, Inc.	24,300	363
	LaSalle Hotel Properties
	REIT	57,800	338
	TrustCo Bank NY	53,400	321
	Donegal Group Inc. Class A	20,206	311
	Presidential Life Corp.	39,553	308
	National Western Life
	Insurance Co. Class A	2,400	271
	SL Green Realty Corp.
	REIT	23,526	254
	Flushing Financial Corp.	40,837	246
*	First Acceptance Corp.	91,187	221
*	Beneficial Mutual
	Bancorp, Inc.	21,500	212
	Acadia Realty Trust REIT	19,475	207
	Corporate Office
	Properties Trust, Inc. REIT	7,720	192
*	Investment Technology
	Group, Inc.	7,000	179
	Everest Re Group, Ltd.	2,200	156
	Provident Bankshares Corp.	20,180	142
	Park National Corp.	2,500	139
	Wilshire Bancorp Inc.	27,000	139
	Cincinnati Financial Corp.	5,100	117
	Hercules Technology
	Growth Capital, Inc.	22,529	113
	The Macerich Co. REIT	15,000	94
	Liberty Property Trust REIT	4,900	93
	MB Financial, Inc.	6,400	87
*	TradeStation Group, Inc.	12,400	82
^	Jer Investor Trust REIT	118,671	77
	Regency Centers Corp.
	REIT	2,100	56
	Developers Diversified
	Realty Corp. REIT	21,200	45
	Univest Corp.
	of Pennsylvania	2,100	37
	First Financial Bancorp	3,500	33
*	SVB Financial Group	1,400	28
	Capitol Federal Financial	600	23
	Equity One, Inc. REIT	1,500	18
	Allied World
	Assurance Holdings, Ltd.	400	15
	BlackRock Kelso Capital Corp.	1,200	5
	First Financial Holdings, Inc.	300	2
			473,416

			Market
			Value•
		Shares	($000)
Health Care (11.4%)
	AmerisourceBergen Corp.	843,613	27,552
*	Cephalon, Inc.	383,300	26,103
*	Isis Pharmaceuticals, Inc.	1,457,602	21,879
*	Lincare Holdings, Inc.	1,000,471	21,810
	STERIS Corp.	790,943	18,413
*	Express Scripts Inc.	314,200	14,507
*	Gen-Probe Inc.	287,963	13,125
	Universal Health Services
	Class B	303,006	11,617
*	Myriad Genetics, Inc.	232,600	10,576
	Omnicare, Inc.	416,149	10,191
*	PAREXEL
	International Corp.	952,700	9,270
*	Onyx Pharmaceuticals, Inc.	323,000	9,222
*	Cubist Pharmaceuticals, Inc.	390,811	6,394
*	AMERIGROUP Corp.	225,827	6,219
*	Emergent BioSolutions Inc.	448,008	6,053
*	Watson
	Pharmaceuticals, Inc.	182,400	5,674
*	PharMerica Corp.	339,573	5,650
*	Warner Chilcott Ltd.	520,623	5,477
	Invacare Corp.	325,354	5,215
	Cooper Cos., Inc.	181,015	4,786
*	DaVita, Inc.	98,900	4,347
*	OSI Pharmaceuticals, Inc.	101,300	3,876
*	Emergency Medical
	Services LP Class A	121,473	3,813
*	Skilled Healthcare
	Group Inc.	436,383	3,583
*	Albany Molecular
	Research, Inc.	370,346	3,492
*	Valeant Pharmaceuticals
	International	175,000	3,113
*	Gentiva Health
	Services, Inc.	202,356	3,076
*	LifePoint Hospitals, Inc.	144,835	3,021
	PDL BioPharma Inc.	398,289	2,820
*	Questcor
	Pharmaceuticals, Inc.	534,310	2,629
*	Psychiatric Solutions, Inc.	162,000	2,548
*	Cyberonics, Inc.	189,784	2,518
*	Luminex Corp.	138,000	2,501
*	Kensey Nash Corp.	112,575	2,394
*	Merit Medical Systems, Inc.	193,000	2,357
*	ViroPharma Inc.	438,958	2,305
	Martek Biosciences Corp.	119,600	2,183
*	Centene Corp.	110,466	1,991
*	RehabCare Group, Inc.	113,864	1,986
*	Bio-Rad Laboratories, Inc.
	Class A	30,100	1,984
	Owens & Minor, Inc.	48,176	1,596
*	CONMED Corp.	103,906	1,497
*	LHC Group Inc.	62,521	1,393
*	AmSurg Corp.	77,520	1,229

14

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Chemed Corp.	29,800	1,159
*	American Medical
	Systems Holdings, Inc.	100,989	1,126
*	Nabi Biopharmaceuticals	298,763	1,105
*	Dionex Corp.	16,555	782
*	Kindred Healthcare, Inc.	50,600	756
*	Cambrex Corp.	326,503	744
*	CV Therapeutics, Inc.	36,400	724
	Beckman Coulter, Inc.	13,300	678
	Medicis
	Pharmaceutical Corp.	52,800	653
*	Henry Schein, Inc.	14,400	576
*	Noven Pharmaceuticals, Inc.	58,776	557
*	Cynosure Inc.	79,327	483
*	eResearch Technology, Inc.	89,900	473
*	Mylan Inc.	33,700	452
*	Alnylam Pharmaceuticals Inc.	22,370	426
*	CorVel Corp.	19,425	393
*	King Pharmaceuticals, Inc.	53,501	378
*	Endo Pharmaceuticals
	Holdings, Inc.	20,900	370
	Quest Diagnostics, Inc.	7,100	337
	Ensign Group Inc.	20,999	325
*	Cross Country
	Healthcare, Inc.	44,675	293
*	Res-Care, Inc.	17,000	248
*	Hanger Orthopedic
	Group, Inc.	17,600	233
*	Alliance HealthCare
	Services Inc.	30,100	205
	Hill-Rom Holdings, Inc.	17,900	177
*	Community Health
	Systems, Inc.	11,400	175
*	HealthSouth Corp.	19,000	169
*,^	Osiris Therapeutics, Inc.	10,100	139
*	Sun Healthcare Group Inc.	15,700	133
*	Kendle International Inc.	6,200	130
*	Hospira, Inc.	4,100	127
	Teleflex Inc.	2,800	109
*	K-V Pharmaceutical Co.
	Class A	40,500	67
*	PSS World Medical, Inc.	4,500	65
*	Alkermes, Inc.	3,500	42
*	Healthspring, Inc.	4,100	34
*	Facet Biotech Corp.	2,700	26
*	Humana Inc.	900	23
	Techne Corp.	400	22
			316,899
Industrials (14.4%)
	Parker Hannifin Corp.	834,741	28,365
	Cooper Industries, Inc. Class A	1,087,500	28,123
	Goodrich Corp.	677,976	25,689
	Ryder System, Inc.	685,600	19,409
	Cummins Inc.	665,572	16,939
*	AGCO Corp.	831,300	16,293

			Market
			Value•
		Shares	($000)
*	EMCOR Group, Inc.	875,723	15,036
	Hubbell Inc. Class B	539,900	14,556
	Fluor Corp.	378,727	13,085
	Trinity Industries, Inc.	1,342,820	12,273
*	Gardner Denver Inc.	546,660	11,884
	Republic Services, Inc.
	Class A	623,519	10,693
*,2	TBS International Ltd.	1,412,617	10,383
	Manpower Inc.	318,703	10,049
	GATX Corp.	487,038	9,853
*	EnPro Industries, Inc.	558,000	9,542
	Pitney Bowes, Inc.	383,700	8,959
*	United Stationers, Inc.	265,761	7,463
	J.B. Hunt Transport
	Services, Inc.	288,330	6,952
	R.R. Donnelley & Sons Co.	945,045	6,927
	Flowserve Corp.	120,694	6,773
	Comfort Systems USA, Inc.	614,460	6,372
*	Sykes Enterprises, Inc.	351,670	5,848
	Acuity Brands, Inc.	188,100	4,240
	Triumph Group, Inc.	110,221	4,210
*	GrafTech International Ltd.	595,664	3,669
	Genco Shipping and
	Trading Ltd.	284,217	3,507
	Robbins & Myers, Inc.	222,200	3,371
	Briggs & Stratton Corp.	201,083	3,318
	Joy Global Inc.	152,717	3,253
	Knoll, Inc.	521,238	3,195
*	TransDigm Group, Inc.	89,400	2,936
*	Alliant Techsystems, Inc.	40,320	2,701
*	RSC Holdings Inc.	476,500	2,506
*	Columbus McKinnon Corp.	286,137	2,495
*	Allegiant Travel Co.	54,000	2,455
	Werner Enterprises, Inc.	157,437	2,380
	Herman Miller, Inc.	223,000	2,377
	SPX Corp.	50,300	2,365
	The Timken Co.	167,931	2,344
	Steelcase Inc.	460,152	2,305
*	School Specialty, Inc.	126,288	2,221
	Bucyrus International, Inc.	129,200	1,961
	Watson Wyatt &
	Co. Holdings	39,400	1,945
*	Perini Corp.	155,800	1,916
*	ATC Technology Corp.	169,700	1,901
*	Marten Transport, Ltd.	96,657	1,806
*	Esterline Technologies Corp.	77,150	1,558
	Lincoln Electric
	Holdings, Inc.	48,236	1,529
	Titan International, Inc.	299,443	1,506
	Gibraltar Industries Inc.	316,323	1,493
*	Cenveo Inc.	439,751	1,429
*	Kirby Corp.	53,600	1,428
*	Genesee & Wyoming Inc.
	Class A	61,600	1,309
	AAON, Inc.	69,993	1,268

15

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	Republic Airways
	Holdings Inc.	186,200	1,207
*	Pike Electric Corp.	124,699	1,153
	Federal Signal Corp.	212,702	1,121
*	First Advantage Corp.
	Class A	74,600	1,028
*	Cornell Cos., Inc.	62,516	1,023
	Interface, Inc.	340,600	1,018
	Kaman Corp. Class A	81,141	1,018
	Apogee Enterprises, Inc.	90,166	990
	Textainer Group
	Holdings Ltd.	143,576	969
	The Standard Register Co.	208,873	957
*	Powell Industries, Inc.	20,272	716
*	Blount International, Inc.	148,582	686
*	Waste Services, Inc.	157,801	675
*	CBIZ Inc.	91,384	637
*	EnerSys	50,926	617
*	Beacon Roofing Supply, Inc.	45,828	614
	Encore Wire Corp.	28,507	611
	TAL International Group, Inc.	82,400	603
	McGrath RentCorp	37,600	593
*	Old Dominion
	Freight Line, Inc.	23,300	547
*	H&E Equipment
	Services, Inc.	71,756	470
	Tredegar Corp.	27,331	446
*	American Commercial
	Lines Inc.	124,293	394
	CIRCOR International, Inc.	17,228	388
*	American
	Reprographics Co.	103,900	368
*	Mastec Inc.	30,300	366
	The Dun &
	Bradstreet Corp.	4,600	354
*	AMR Corp.	110,327	352
*	Standard Parking Corp.	21,068	346
	A.O. Smith Corp.	13,700	345
	Standex International Corp.	36,600	337
*	WESCO International, Inc.	16,200	294
*	Chart Industries, Inc.	33,600	265
	G & K Services, Inc. Class A	13,600	257
	Macquarie
	Infrastructure Co. LLC	140,247	194
	Ennis, Inc.	19,200	170
*	Hawaiian Holdings, Inc.	43,900	164
	The Brink’s Co.	5,800	153
*	DynCorp International Inc.
	Class A	11,100	148
*	Furmanite Corp.	47,460	148
	ABM Industries Inc.	8,900	146
	Dover Corp.	4,200	111
	Granite Construction Co.	2,900	109
*	Force Protection, Inc.	19,500	94
	Lennox International Inc.	2,500	66

			Market
			Value•
		Shares	($000)
*	Energy Conversion
	Devices, Inc.	3,900	52
*	US Airways Group Inc.	15,600	39
*	M&F Worldwide Corp.	2,000	23
	Viad Corp.	1,600	23
			401,768
Information Technology (15.9%)
*	Western Digital Corp.	1,410,000	27,269
*	Sybase, Inc.	828,585	25,098
*	Hewitt Associates, Inc.	830,230	24,708
*	Skyworks Solutions, Inc.	2,988,916	24,091
*	Avnet, Inc.	1,159,500	20,303
*,^	Sohu.com Inc.	483,886	19,989
*	Marvell Technology
	Group Ltd.	1,869,000	17,120
*	Dolby Laboratories Inc.	488,600	16,666
*	CSG Systems
	International, Inc.	1,096,536	15,659
*	EarthLink, Inc.	2,330,986	15,315
*	Metavante Technologies	753,521	15,040
	Xilinx, Inc.	781,816	14,980
*	Anixter International Inc.	468,868	14,854
*	Integrated Device
	Technology Inc.	2,624,452	11,941
*	Lexmark International, Inc.	641,839	10,828
*	QLogic Corp.	934,228	10,389
*	ManTech
	International Corp.	229,000	9,595
*	Computer Sciences Corp.	240,916	8,875
*	Plexus Corp.	556,466	7,690
*,^	Alliance Data
	Systems Corp.	189,381	6,998
	Altera Corp.	370,567	6,503
*	Multi-Fineline
	Electronix, Inc.	329,204	5,544
*	JDA Software Group, Inc.	449,575	5,193
*	Solera Holdings, Inc.	209,080	5,181
	National
	Semiconductor Corp.	463,793	4,763
*	PMC Sierra Inc.	745,011	4,753
*	S1 Corp.	782,716	4,031
	United Online, Inc.	889,720	3,968
*	NCR Corp.	497,362	3,954
*	Silicon Image, Inc.	1,477,714	3,547
*	SAIC, Inc.	186,200	3,476
	Intersil Corp.	295,000	3,393
*	Starent Networks Corp.	185,992	2,941
*	Synopsys, Inc.	140,470	2,912
	Black Box Corp.	119,041	2,811
*	SYNNEX Corp.	141,200	2,777
	Diebold, Inc.	126,061	2,691
*	TiVo Inc.	377,507	2,658
*	Cogent Inc.	215,974	2,570
*	MKS Instruments, Inc.	169,550	2,487
*	Perot Systems Corp.	167,623	2,159

16

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	Flextronics
	International Ltd.	651,400	1,883
*	Ultratech, Inc.	149,912	1,872
*	BigBand Networks Inc.	266,608	1,746
*	TIBCO Software Inc.	293,400	1,722
	ADTRAN Inc.	105,200	1,705
	Acxiom Corp.	229,496	1,698
*	j2 Global
	Communications, Inc.	76,165	1,667
*	Teradata Corp.	100,902	1,637
*	Wind River Systems Inc.	249,706	1,598
*	Affiliated Computer
	Services, Inc. Class A	33,000	1,580
*	Gartner, Inc. Class A	137,700	1,516
*	Avocent Corp.	116,351	1,413
*	Netlogic Microsystems Inc.	43,900	1,206
	iGATE Corp.	356,314	1,154
*	Ciber, Inc.	422,286	1,153
*	TNS Inc.	133,300	1,090
	Daktronics, Inc.	156,854	1,027
	Syntel, Inc.	48,323	995
*	Sapient Corp.	217,300	971
*	Lawson Software, Inc.	220,375	937
*	SPSS, Inc.	32,716	930
*	Genpact, Ltd.	103,484	917
*	Cirrus Logic, Inc.	234,700	882
	Linear Technology Corp.	36,500	839
	Broadridge Financial
	Solutions LLC	41,800	778
*	NetScout Systems, Inc.	105,580	756
*	DTS Inc.	29,200	703
	Take-Two Interactive
	Software, Inc.	83,500	697
*	Semtech Corp.	51,113	682
	CTS Corp.	183,015	661
*	3Com Corp.	213,100	658
*,^	Synaptics Inc.	23,600	632
*	NCI, Inc.	23,500	611
*	InterDigital, Inc.	20,700	534
*	Ariba, Inc.	58,100	507
*	Net 1 UEPS
	Technologies, Inc.	31,900	485
*	Benchmark Electronics, Inc.	42,908	481
*	Harmonic, Inc.	73,900	480
*	OSI Systems Inc.	31,071	474
*	Compuware Corp.	62,500	412
*	ScanSource, Inc.	22,000	409
	MAXIMUS, Inc.	10,200	407
*	Manhattan Associates, Inc.	22,400	388
*	Dice Holdings Inc.	134,861	375
	Lender Processing
	Services, Inc.	12,200	373
*	Convergys Corp.	30,700	248
*	Monotype Imaging
	Holdings Inc.	59,800	224

			Market
			Value•
		Shares	($000)
*	Standard
	Microsystem Corp.	10,662	198
*	Harris Stratex
	Networks, Inc. Class A	49,333	190
*	SuccessFactors Inc.	23,300	178
	Micrel, Inc.	24,800	175
*	Tekelec	12,400	164
*	UTStarcom, Inc.	198,600	155
*	TriQuint Semiconductor, Inc.	56,000	138
*	CACI International, Inc.	3,300	120
*	Mettler-Toledo
	International Inc.	2,200	113
*	Ness Technologies Inc.	37,200	110
*	Internet Brands Inc.	16,628	98
	MTS Systems Corp.	3,400	77
	Renaissance Learning, Inc.	7,049	63
*	LSI Corp.	19,000	58
*	Global Cash Access, Inc.	11,700	45
*	EPIQ Systems, Inc.	2,000	36
	Marchex, Inc.	9,803	34
*	Airvana, Inc.	5,002	29
*	Microsemi Corp.	2,500	29
*	Veeco Instruments, Inc.	3,846	26
*	Sanmina-SCI Corp.	77,000	23
*	Atmel Corp.	6,400	23
*	Ingram Micro, Inc. Class A	1,400	18
			441,933
Materials (4.9%)
	Celanese Corp. Series A	1,192,600	15,945
	Eastman Chemical Co.	594,728	15,939
	Greif Inc. Class A	449,700	14,971
*	Owens-Illinois, Inc.	977,000	14,108
	Compass Minerals
	International, Inc.	212,600	11,984
	FMC Corp.	242,400	10,457
	Schnitzer Steel
	Industries, Inc. Class A	175,900	5,522
	Cliffs Natural
	Resources Inc.	299,100	5,432
	Rock-Tenn Co.	198,158	5,360
	Silgan Holdings, Inc.	96,586	5,075
	Terra Industries, Inc.	172,199	4,837
	Olin Corp.	318,946	4,551
	Reliance Steel &
	Aluminum Co.	171,000	4,502
	Innophos Holdings Inc.	260,924	2,943
	Glatfelter	456,183	2,847
	Koppers Holdings, Inc.	171,338	2,488
	CF Industries Holdings, Inc.	28,007	1,992
	Ball Corp.	39,300	1,706
	Airgas, Inc.	40,600	1,373
	A. Schulman Inc.	75,709	1,026
	Schweitzer-Mauduit International, Inc.	53,339	985
*	Buckeye Technology, Inc.	347,858	741
*	Pactiv Corp.	38,618	563

17

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Worthington Industries, Inc.	64,100	558
	NewMarket Corp.	5,600	248
	Stepan Co.	8,400	229
	Sensient Technologies Corp.	6,300	148
	AK Steel Holding Corp.	15,354	109
*	Clearwater Paper Corp.	12,071	97
	Scotts Miracle-Gro Co.	700	24
			136,760
Telecommunication Services (2.3%)
	Embarq Corp.	780,653	29,548
*	Syniverse Holdings Inc.	1,152,703	18,167
*	Cincinnati Bell Inc.	3,854,600	8,865
	Windstream Corp.	306,200	2,468
	NTELOS Holdings Corp.	135,973	2,466
*	Premiere Global
	Services, Inc.	145,290	1,281
	Atlantic Tele-Network, Inc.	64,377	1,235
	Consolidated
	Communications
	Holdings, Inc.	50,600	519
	USA Mobility, Inc.	15,500	143
	CenturyTel, Inc.	1,600	45
			64,737
Utilities (5.7%)
	SCANA Corp.	845,678	26,123
	CenterPoint Energy Inc.	2,185,108	22,791
	CMS Energy Corp.	1,687,369	19,978
	Energen Corp.	629,272	18,331
*	Mirant Corp.	793,452	9,045
	Wisconsin Energy Corp.	203,200	8,366
	Questar Corp.	274,676	8,084
	Portland General Electric Co.	340,700	5,993
	Atmos Energy Corp.	238,911	5,524
	DTE Energy Co.	179,381	4,969
	Pepco Holdings, Inc.	390,834	4,878
*	NRG Energy, Inc.	233,500	4,110
	IDACORP, Inc.	144,444	3,374
	Vectren Corp.	142,323	3,002
	WGL Holdings Inc.	82,603	2,709
	NorthWestern Corp.	109,597	2,354
	ONEOK, Inc.	100,334	2,270
	Avista Corp.	151,929	2,093
	DPL Inc.	70,900	1,598
	NiSource, Inc.	131,300	1,287
	UGI Corp. Holding Co.	36,000	850
	Pinnacle West Capital Corp.	22,200	590
	South Jersey Industries, Inc.	13,890	486
*	El Paso Electric Co.	29,100	410
	UniSource Energy Corp.	6,800	192
	ITC Holdings Corp.	417	18
	MGE Energy, Inc.	300	9
			159,434
Total Common Stocks
(Cost $3,956,799)			2,722,245

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (2.8%)[1]
Money Market Fund (1.0%)
3,4	Vanguard Market
	Liquidity Fund, 0.440%	26,685,444	26,685

		Face
		Amount
		($000)
Commercial Paper (1.3%)
5	Danske Corp.
	4.333%, 4/15/09	10,750	10,748
	General Electric Capital Corp.
	3.874%, 4/15/09	16,000	15,999
	Santander Central Hispano
	Finance (Delaware), Inc.
	4.249%, 4/16/09	10,750	10,748
			37,495
U.S. Government and Agency Obligations (0.5%)
6,7	Federal Home Loan
	Mortgage Corp.,
	1.206%, 4/30/09	3,000	3,000
6,7	Federal Home Loan
	Mortgage Corp.,
	0.451%, 5/28/09	6,000	5,999
6,7	Federal Home
	Loan Bank,
	0.531%, 8/28/09	1,000	998
6,7	Federal Home Loan
	Mortgage Corp.,
	0.562%, 8/31/09	3,000	2,996
			12,993
Total Temporary Cash Investments
(Cost $77,109)			77,173
Total Investments (100.5%)
(Cost $4,033,908)			2,799,418
Other Assets and Liabilities (–0.5%)
Other Assets			8,781
Liabilities[4]			(22,401)
			(13,620)
Net Assets (100%)
Applicable to 273,628,330 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			2,785,798
Net Asset Value Per Share			$10.18

18

Strategic Equity Fund

At March 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	5,616,815
Overdistributed Net Investment Income	(4,763)
Accumulated Net Realized Losses	(1,594,273)
Unrealized Appreciation (Depreciation)
Investment Securities	(1,234,490)
Futures Contracts	2,509
Net Assets	2,785,798

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $8,843,000.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.5%, respectively, of net assets.

2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 Includes $9,266,000 of collateral received for securities on loan.

5 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At March 31, 2009, the value of these securities was $10,748,000, representing 0.4% of net assets.

6 Securities with a value of $12,993,000 have been segregated as initial margin for open futures contracts.

7 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Equity Fund

Statement of Operations

Six Months Ended
March 31, 2009
($000)
Investment Income
Income
Dividends[1]	23,717
Interest[1]	4,663
Security Lending	1,453
Total Income	29,833
Expenses
The Vanguard Group—Note B
Investment Advisory Services	351
Management and Administrative	3,739
Marketing and Distribution	644
Custodian Fees	46
Auditing Fees	1
Shareholders’ Reports	73
Trustees’ Fees and Expenses	3
Total Expenses	4,857
Net Investment Income	24,976
Realized Net Gain (Loss)
Investment Securities Sold[1]	(1,096,345)
Futures Contracts	(126,958)
Realized Net Gain (Loss)	(1,223,303)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(550,898)
Futures Contracts	3,405
Change in Unrealized Appreciation (Depreciation)	(547,493)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,745,820)

1 Dividend income, interest income and realized net gain (loss) from affiliated companies of the fund were $0, $584,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Strategic Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	24,976	65,953
Realized Net Gain (Loss)	(1,223,303)	(331,389)
Change in Unrealized Appreciation (Depreciation)	(547,493)	(1,492,805)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,745,820)	(1,758,241)
Distributions
Net Investment Income	(67,840)	(69,137)
Realized Capital Gain[1]	—	(700,017)
Total Distributions	(67,840)	(769,154)
Capital Share Transactions
Issued	276,790	774,976
Issued in Lieu of Cash Distributions	63,748	726,971
Redeemed	(562,742)	(1,851,818)
Net Increase (Decrease) from Capital Share Transactions	(222,204)	(349,871)
Total Increase (Decrease)	(2,035,864)	(2,877,266)
Net Assets
Beginning of Period	4,821,662	7,698,928
End of Period[2]	2,785,798	4,821,662

1 Includes fiscal 2008 short-term gain distributions totaling $83,541,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($4,763,000) and $38,101,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Strategic Equity Fund

Financial Highlights

	Six Months					Nov. 1,	Year
	Ended					2003, to	Ended
For a Share Outstanding	March 31,	Year Ended September 30,				Sept. 30,	Oct. 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004[1]	2003
Net Asset Value,
Beginning of Period	$16.42	$24.94	$23.07	$23.28	$19.70	$17.85	$13.01
Investment Operations
Net Investment Income	.091	.240	.270	.270	.190	.130	.130
Net Realized and
Unrealized Gain (Loss)
on Investments	(6.090)	(6.090)	2.840	1.170	4.490	1.850	4.840
Total from
Investment Operations	(5.999)	(5.850)	3.110	1.440	4.680	1.980	4.970
Distributions
Dividends from
Net Investment Income	(.241)	(.240)	(.260)	(.210)	(.140)	(.130)	(.130)
Distributions from
Realized Capital Gains	—	(2.430)	(.980)	(1.440)	(.960)	—	—
Total Distributions	(.241)	(2.670)	(1.240)	(1.650)	(1.100)	(.130)	(.130)
Net Asset Value,
End of Period	$10.18	$16.42	$24.94	$23.07	$23.28	$19.70	$17.85

Total Return[2]	–36.66%	–25.37%	13.76%	6.49%	24.32%	11.14%	38.55%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$2,786	$4,822	$7,699	$6,755	$5,183	$2,953	$1,714
Ratio of Total Expenses to
Average Net Assets	0.31%[3]	0.25%	0.30%	0.35%	0.40%	0.45%[3]	0.50%
Ratio of Net Investment
Income to Average
Net Assets	1.84%[3]	1.09%	1.03%	1.18%	0.99%	0.83%[3]	1.04%
Portfolio Turnover Rate	70%[3]	79%	75%	80%	75%	66%	100%

1 The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008) and for the period ended March 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

23

Strategic Equity Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2009, the fund had contributed capital of $730,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.29% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2008, the fund had available realized losses of $371,403,000 to offset future net capital gains through September 30, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2009, the cost of investment securities for tax purposes was $4,033,908,000. Net unrealized depreciation of investment securities for tax purposes was $1,234,490,000, consisting of unrealized gains of $94,263,000 on securities that had risen in value since their purchase and $1,328,753,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2009, the aggregate settlement value of open futures contracts expiring in June 2009 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	954	40,191	1,607
S&P Midcap 400 Index	84	20,492	888
E-mini S&P Midcap Index	35	1,708	14

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended March 31, 2009, the fund purchased $1,095,867,000 of investment securities and sold $1,514,739,000 of investment securities, other than temporary cash investments.

24

Strategic Equity Fund

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2009	September 30, 2008
	Shares	Shares
	(000)	(000)
Issued	24,695	39,124
Issued in Lieu of Cash Distributions	5,712	36,367
Redeemed	(50,467)	(90,470)
Net Increase (Decrease) in Shares Outstanding	(20,060)	(14,979)

F. The fund has invested in a company that is considered to be an affiliated company of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of this company were as follows:

			Current Period Transactions
	Sept. 30, 2008		Proceeds from		March 31, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
TBS International Ltd.	NA1	2,487	21	—	10,383
1 At September 30, 2008, the issuer was not an affiliated company of the fund.

G. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	2,748,930	2,509
Level 2—Other significant observable inputs	50,488	—
Level 3—Significant unobservable inputs	—	—
Total	2,799,418	2,509

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	9/30/2008	3/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$633.36	$1.26
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.39	1.56

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.31%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Equity Fund has renewed its investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the fund’s investment advisor. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether or not the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985, and has led the Quantitative Equity Group since 1987. James D. Troyer, the manager primarily responsible for the day-to-day management of the fund, has worked in investment management since 1979. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results have been within competitive norms. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in the fund’s peer group. The board noted that the fund’s advisory expenses were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board of trustees concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

28

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

29

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

30

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Chairman
John J. Brennan[1]	and Chief Executive Officer of Rohm and Haas Co.
Born 1954. Trustee Since May 1987. Chairman of	(chemicals); President of Rohm and Haas Co.
the Board. Principal Occupation(s) During the Past Five	(2006–2008); Board Member of American Chemistry
Years: Chairman of the Board and Director/Trustee of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., and of each of the investment	manufacturing and services) and Hewlett-Packard Co.
companies served by The Vanguard Group; Chief	(electronic computer manufacturing); Trustee of The
Executive Officer and President of The Vanguard Group	Conference Board.
and of each of the investment companies served by The
Vanguard Group (1996–2008).
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Independent Trustees	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for North	Johnson (pharmaceuticals/consumer products); Vice
America and Corporate Vice President of Xerox	President and Chief Information Officer (1997–2005)
Corporation (photocopiers and printers); Director of	of Johnson & Johnson; Director of the University
SPX Corporation (multi-industry manufacturing), the	Medical Center at Princeton and Women’s Research
United Way of Rochester, the Boy Scouts of America,	and Education Institute.
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Director of The Vanguard
Dean, and Director of Faculty Recruiting, Harvard	Group, Inc., since 2008; Chief Executive Officer and
Business School; Director and Chairman of UNX, Inc.	President of The Vanguard Group and of each of the
(equities trading firm); Chair of the Investment	investment companies served by The Vanguard Group
Committee of HighVista Strategies LLC (private	since 2008; Director of Vanguard Marketing Corporation;
investment firm).	Managing Director of The Vanguard Group (1995–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, Chief Executive Officer, and Director of	Director of The Vanguard Group, Inc., since 2006;
NACCO Industries, Inc. (forklift trucks/housewares/	General Counsel of The Vanguard Group since 2005;
lignite); Director of Goodrich Corporation (industrial	Secretary of The Vanguard Group and of each of the
products/aircraft systems and services).	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
J. Lawrence Wilson	of The Vanguard Group (1997–2006).
Born 1936. Trustee Since April 1985. Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and	Vanguard Senior Management Team
Haas Co. (chemicals); Director of Cummins Inc. (diesel
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of	R. Gregory Barton	Michael S. Miller
Culver Educational Foundation.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter
Executive Officers

Founder
Thomas J. Higgins[1]
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five	John C. Bogle
Years: Principal of The Vanguard Group, Inc.; Chief	Chairman and Chief Executive Officer, 1974–1996
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
This material may be used in conjunction	fund voted the proxies for securities it owned during
with the offering of shares of any Vanguard	the 12 months ended June 30. To get the report, visit
fund only if preceded or accompanied by	either www.vanguard.com or www.sec.gov.
the fund’s current prospectus.

You can review and copy information about your fund
CFA® is a trademark owned by CFA Institute.	at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
The funds or securities referred to herein are not	available on the SEC’s website, and you can receive
sponsored, endorsed, or promoted by MSCI, and MSCI	copies of this information, for a fee, by sending a
bears no liability with respect to any such funds or	request in either of two ways: via e-mail addressed to
securities. For any such funds or securities, the	publicinfo@sec.gov or via regular mail addressed to the
prospectus or the Statement of Additional Information	Public Reference Section, Securities and Exchange
contains a more detailed description of the limited	Commission, Washington, DC 20549-0102.
relationship MSCI has with The Vanguard Group and
any related funds.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1142 052009

Vanguard Capital Opportunity Fund
Semiannual Report

March 31, 2009

>	During the six months ended March 31, stocks continued to face stiff headwinds from credit-market turmoil and the global economic slowdown.
>	Vanguard Capital Opportunity Fund returned about –24%, a disappointing absolute result that nevertheless outpaced the fund’s comparative standards.
>	The advisor’s good stock selection within the fund’s sizable health care and information technology sectors helped support its performance relative to that of the benchmark index.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	6
Fund Profile	11
Performance Summary	12
Financial Statements	13
About Your Fund’s Expenses	24
Trustees Approve Advisory Agreement	26
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Capital Opportunity Fund
Investor Shares	VHCOX	–23.55%
Admiral™ Shares[1]	VHCAX	–23.51
Russell Midcap Growth Index		–29.81
Average Multi-Cap Growth Fund[2]		–27.45

Your Fund’s Performance at a Glance
September 30, 2008–March 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Opportunity Fund
Investor Shares	$29.41	$20.29	$0.114	$2.062
Admiral Shares	68.00	46.87	0.339	4.761

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

President’s Letter

Dear Shareholder,

For the six months ended March 31, Vanguard Capital Opportunity Fund returned a disappointing –23.55% for Investor Shares and –23.51% for Admiral Shares. Still, the advisor’s careful stock selection in its two largest sectors—health care and information technology—kept the fund several steps ahead of the benchmark Russell Midcap Growth Index and the average return of multi-cap growth funds.

The first half of the fund’s 2009 fiscal year brought no relief for battered equities or investors. October was the worst month in the six-month span for the fund and its benchmark index as investors reacted to the deepening credit-market crisis and the slumping economy. In addition to steep losses, stock market volatility rose to levels not seen since the 1930s. For example, October encompassed not only two of the worst but also two of the best U.S. trading days since 1928 (based on percentage losses and gains).

Extreme distress dappled with glimmers of hope

The six months ended March 31 witnessed extreme distress in global stock markets, with both U.S. and international stocks returning about –31%. The embattled financial sector continued to struggle, prompting regulators in the United States and abroad to take ever-more-aggressive actions to help the big banks fortify their fragile balance sheets.

Even as the gloom intensified, a few signs of recovery appeared on the horizon. Toward the end of the period, the swift contraction in manufacturing activity seemed to lessen. And throughout the six months, news from the housing sector seemed to improve. From their early March lows through the end of the period, global stock markets generated a double-digit return.

Credit-market turmoil provoked dramatic response

Developments in the fixed income market were, if anything, even more unusual. In the months after the September collapse of Lehman Brothers, a major presence in the bond market, the trading of corporate bonds came to a near standstill as investors stampeded into U.S. Treasury bonds—considered the safest, most liquid credits—driving prices higher and yields lower. The difference between the yields of Treasuries and corporate bonds grew wider than it had been since the 1930s.

The Federal Reserve Board responded to the credit-market and economic crises with a dramatic easing of monetary policy, reducing its target for short-term interest rates to an all-time low of 0% to 0.25%. The Fed also created new programs designed to bring borrowers and lenders back to the market. For the six-month period, the Barclays Capital U.S. Aggregate Bond Index returned 4.70% on the strength of Treasuries and other government-backed bonds. The broad municipal bond market returned 5.00%.

Market Barometer
			Total Returns
		Periods Ended March 31, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–30.59%	–38.27%	–4.54%
Russell 2000 Index (Small-caps)	–37.17	–37.50	–5.24
Dow Jones Wilshire 5000 Index (Entire market)	–30.72	–37.69	–4.24
MSCI All Country World Index ex USA (International)	–30.54	–46.18	–0.24

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	4.70%	3.13%	4.13%
Barclays Capital Municipal Bond Index	5.00	2.27	3.21
Citigroup 3-Month Treasury Bill Index	0.30	1.13	3.06

CPI
Consumer Price Index	–2.78%	–0.38%	2.57%

1 Annualized.

Stock selection helped the fund battle stiff headwinds

In recent years, PRIMECAP Management Company (the fund’s advisor) has established significant positions in health care and information technology in a bid to capitalize on products and services needed by aging baby boomers and in the expanding global use of computer chips and other electronics. Because health care and tech stocks together have for some time represented about two-thirds of the fund’s total assets—and have dominated its top-ten holdings—they have had an outsized impact on performance. The fiscal half-year was no exception: Health care and tech holdings accounted for about three-fifths of the fund’s return.

With all sectors in the fund and the benchmark index posting double-digit losses, the fund’s health care (–19%) and tech (–23%) stocks held up relatively well. Together, these two sectors contributed more than 4 percentage points to the fund’s return compared with that of its benchmark.

The health care sector overall can be somewhat recession-resistant. This appeared to be the case in the fund and the benchmark index, especially among some biotechnology and life-sciences companies. Two of the fund’s top-ten holdings—Amgen and Biogen Idec (a modest gainer)—performed relatively well. In addition, Genentech and other holdings benefited from takeovers. On the other hand, some large pharmaceutical companies, including top-ten holdings Eli Lilly and Novartis, came under pressure from the prospect of health care reform and a move toward generic drugs.

Among tech stocks, despite the ongoing woes of some of their major financial-institution customers, several semiconductor firms posted six-month gains, including

Expense Ratios[1]
Your Fund Compared With Its Peer Group
			Average
	Investor	Admiral	Multi-Cap
	Shares	Shares	Growth Fund
Capital Opportunity Fund	0.52%	0.43%	1.41%

1 The fund expense ratios shown are from the prospectus dated January 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratios were 0.51% for the Investor Shares and 0.42% for the Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

top-ten stock ASML Holding, a Netherlands-based supplier of lithography systems used in microchip manufacturing; FormFactor, a maker of devices used to test integrated circuits, or chips; Cree, a chip-maker specializing in light-emitting diodes (LEDs); and Micron Technology, a maker of memory chips and advanced memory technology.

The flip side of the fund’s heavy commitment to health care and technology stocks has been a relatively light investment in financial and industrial stocks. In financials (–40%), this was beneficial as banks, asset managers, and real estate firms continued to grapple with loan troubles and other credit-market distress. Among industrials (–44%), however, the results were mixed. FedEx, a top-ten holding, and some airlines (including AMR, parent of American Airlines) were hit hard by the economic slump and travel cutbacks.

For more on the advisor’s strategy and outlook, please see the Advisor’s Report following this letter.

Extraordinary markets demand extraordinary discipline

Investors have good reason to feel a bit shell-shocked by the sometimes-dramatic daily ups and downs of the stock market over the last several months. Most financial assets—not just stocks—suffered historic losses. Even more notable was the speed and breadth of the declines.

While investors can’t control what happened, they can control how they react to extraordinary events and how they position their portfolios. History has shown us that it’s important to maintain a disciplined investment plan that is balanced and diversified within and across asset classes, and is consistent with your time horizon, goals, and tolerance for risk.

Discipline, patience, and a long-term view are hallmarks of Vanguard Capital Opportunity Fund. These characteristics can help the fund weather the market’s inevitable setbacks and help investors capture the potential long-term rewards of investing in underappreciated growth stocks.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

April 15, 2009

Advisor’s Report

For the six months ended March 31, Vanguard Capital Opportunity Fund returned –23.55% for Investor Shares and –23.51% for Admiral Shares. Although these results were more than 6 percentage points ahead of the return of the Russell Midcap Growth Index and almost 4 percentage points ahead of the average return of multi-cap growth competitors, they were disappointing on an absolute basis. Favorable stock selection overall, combined with our overweighted positions in the health care and information technology sectors, and our underweighted positions in the energy and financial sectors, helped relative performance.

Investment environment

The early signs of a slowdown in the U.S. economy that first appeared in late 2007 evolved into what has become the longest-running recession in the post-World War II era. At the same time, the global financial crisis that began in 2007 worsened throughout 2008, leading to the failure of several major global institutions.

In our annual report to you last October, we noted that the turmoil in financial markets was our most immediate concern. Indeed, this turmoil intensified in the final three months of 2008. Although some areas of the financial markets, such as interbank lending, have recently shown signs of stabilization, we believe it is still too early to determine whether the unprecedented U.S. and foreign government programs to address the credit crunch and bolster the financial system will prove effective.

A year ago, even as the economic picture was dimming, stock market fundamentals remained healthy and corporate America appeared to be on solid ground. By the second half of 2008, however, the situation had changed dramatically. The unwinding of years of underpriced risk and excessive leverage took its toll, spreading well beyond the financial sector to the broader economy, including Main Street. Liquidity vanished, consumer spending declined, and businesses reduced output.

In short, we view this period—and the unprecedented government intervention it engendered—as transformational. Not since the Depression have we experienced such a broad and steep simultaneous decline in value across virtually all sectors of every asset class—a notable exception being U.S. Treasuries. The true extent of the transformation is likely to become clearer only as the nature and degree of U.S. government involvement in the financial sector—and now in the auto industry—evolves.

Management of the fund

Despite the economic and credit-market upheavals, our primary objective remains the same. We seek to identify companies whose long-term fundamentals will evolve significantly better than current valuation suggests. To help find these companies, we rely on rigorous fundamental research and meet not only with company management but also with competitors, suppliers, and customers. We invest with a long-term perspective, in the expectation that over a three- to five-year horizon, our choices will outperform the market.

This process has led us to make significant investments in health care and IT in recent years. We anticipate superior growth for these sectors, based on our expectation of growing demand for health care products and services and increasing global use of computers and electronics. For the half-year, the fund’s 30% average weighting in health care and 37% average weighting in tech were about twice those of the Russell Midcap Growth Index.

Our positioning within health care (–19%) was the major reason the fund performed ahead of the benchmark index for the six months. In part, this reflects the sector’s somewhat defensive nature as well as optimism surrounding biotech firms—including Amgen (–16%) and Biogen Idec (+4%), two of the fund’s top-ten holdings.

The Food and Drug Administration (FDA) is reviewing a biologics license application for denosumab, Amgen’s new treatment for osteoporosis and certain forms of cancer. A decision is expected in fourth-quarter 2009. Biogen Idec reported higher sales and earnings and was one of the fund’s largest positive contributors. Genentech (+7%) also rose as Roche completed its purchase of the company.

Among our weaker health care performers in the six months were top-ten holdings Eli Lilly (–22%) and Novartis (–26%). In February, an FDA advisory committee unanimously approved the use of Eli Lilly’s prasugrel, a blood thinner, for treatment of certain coronary patients. The FDA is not bound by the committee’s recommendation and has not yet responded to the filing for prasugrel, considered one of the most important drugs in Eli Lilly’s pipeline. In January, Novartis reported higher sales and earnings for 2008, and increased its dividend. Still, questions about the impact of health care reform weighed on both companies.

We remain convinced of the long-term growth potential of our health care stocks. Admittedly, large pharmaceutical companies, in particular, face uncertainty about the prospect of health care reform, increased scrutiny during the FDA approval process, Medicare reimbursement reviews, and generic competition. However, pharmaceutical stocks are well capitalized with, in our view, underappreciated drug treatment pipelines. In addition, health care companies—as well as tech companies—expense research and development costs as they are incurred, meaning that their earnings are understated relative to businesses that amortize investments in future growth. We believe pharmaceutical companies have the potential to be rewarded as market leaders for above-market long-term growth rates.

Information technology (–23%) holdings were also important contributors to the fund’s relative return. Chip-makers and related companies represented about one-third of our tech holdings. As a group, these firms tend to lead in a cyclical economic recovery. Four of the fund’s semiconductor holdings had modest gains for the period: Netherlands-based ASML Holding, Cree, FormFactor, and Micron Technology. Software companies represented a smaller portion of our technology holdings and generally struggled amid the weakening economy. We believe changes in the technology industry over the last ten years, including more concentrated market share and a more global customer base, have improved fundamentals; we maintain our conviction in the companies we own.

The counterbalance to our heavy commitment to health care and information technology has been our light investment in the financial, energy, and industrial sectors relative to the respective index-sector weightings. These areas were among the market’s poorest performers for the six months.

For more than a decade, PRIMECAP Management has largely avoided investments in financials—especially banks and brokerage firms—reflecting our assessment that the sector’s opaque balance sheets made these businesses difficult to value. In addition, we viewed much of the growth in profits at financial institutions as resulting from increasingly higher leverage and thus unlikely to be sustained.

When oil prices reversed course last summer, the prices of most oil, gas, and coal-related companies came under pressure. Several of the fund’s energy holdings saw significant price declines: Arch Coal (–59%), Plains Exploration & Production (–51%), and Murphy Oil (–29%) combined to subtract almost 2 percentage points from the fund’s total return for the period.

Also hurting overall results were the fund’s industrial holdings. Many companies in the sector have faced decreasing demand and the need to significantly downsize fixed costs. Individual holdings that detracted from investment results included FedEx (–43%), one of the fund’s top-ten holdings; and airline companies AMR (–68%) and Southwest Airlines (–56%). We believe these companies have strong brands and have made the necessary adjustments to benefit from a potential recovery as demand picks up.

Outlook

As we enter the second half of the fund’s fiscal year, there is still a long list of reasons to be cautious about the markets—in spite of the March rally. Many economists fear the current U.S. recession will be the most severe in magnitude since the Great Depression. Although the dramatic declines in energy and commodity prices might help consumers, most other factors point to a protracted weak economic environment through calendar 2009. Corporate profits have been generally shrinking, job losses have been increasing, and the housing market has remained depressed. Access to credit for both consumers and businesses remains difficult as banks, hedge funds, and other financial institutions continue to reduce leverage and preserve capital.

Despite the U.S. Treasury’s injections of capital into numerous financial institutions, we remain concerned that the majority of them will continue to face mounting losses on loans and securities, which will be further magnified by the leverage on their balance sheets. As we write this report two weeks after the close of the fiscal period, it’s unclear whether actions by the U.S. government to restore credit flows and shore up the financial system will prove effective in the long run. There are legitimate concerns about the increased moral hazard and unintended consequences that are likely to result from the various rescue plans and stimulus bills.

Increased regulation and government involvement in private enterprise may result in slower long-term growth and lower market valuations. We are also concerned that the dramatic increase in money supply may result in inflation going forward.

In these uncertain times, we see many attractive investment opportunities. Companies with innovative products, strong competitive advantages, growing markets, and strong balance sheets are trading, in our assessment, at compelling valuations. For the six months, we contend that the decline in stocks of many high-quality companies is more a result of indiscriminate selling pressure than of deterioration in corporate earnings or growth prospects. We are confident that at some point over the next few years, we will look back at this period as a rare opportunity to buy great companies at extremely low valuations.

We believe that fundamental investing will be rewarded in 2009 and beyond. The general sentiment in the market has been negative—at least until recently—because of concerns about declining gross domestic product (GDP), rising unemployment, shrinking corporate profits, and an overextended U.S. consumer. We do not anticipate much growth in U.S. GDP in 2009, but we think our current holdings are well positioned to weather a minimal-growth environment. During turbulent economic times, fundamentals matter most. In our judgment, the companies in which we have invested are generally well managed, possess healthy balance sheets, are well situated in their respective industries, and have greater growth prospects than current valuations reflect.

Theo A. Kolokotrones		Howard B. Schow
Portfolio Manager		Portfolio Manager
David H. Van Slooten
Portfolio Manager
Joel P. Fried		Alfred W. Mordecai
Portfolio Manager		Portfolio Manager

PRIMECAP Management Company
April 14, 2009

Capital Opportunity Fund

Fund Profile

As of March 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	106	500	4,489
Median Market Cap	$12.6B	$4.6B	$22.3B
Price/Earnings Ratio	37.1x	15.1x	15.0x
Price/Book Ratio	2.0x	2.3x	1.7x
Yield[3]		1.4%	2.7%
Investor Shares	0.4%
Admiral Shares	0.4%
Return on Equity	16.1%	21.3%	20.2%
Earnings Growth Rate	14.7%	20.2%	15.0%
Foreign Holdings	11.6%	0.0%	0.0%
Turnover Rate[4]	7%	—	—
Expense Ratio[5]		—	—
Investor Shares	0.52%
Admiral Shares	0.43%
Short-Term Reserves	6.1%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	15.1%	19.3%	9.4%
Consumer Staples	0.0	4.5	11.2
Energy	4.8	8.2	12.3
Financials	0.3	5.5	13.1
Health Care	27.0	13.8	14.6
Industrials	7.3	16.6	10.0
Information Technology	39.2	21.0	17.7
Materials	5.7	4.8	3.7
Telecommunication
Services	0.5	3.0	3.6
Utilities	0.1	3.3	4.4

Volatility Measures[6]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.93	0.88
Beta	0.93	1.07

Ten Largest Holdings[7] (% of total net assets)

Monsanto Co.	fertilizers and
	agricultural
	chemicals	5.3%
Eli Lilly & Co.	pharmaceuticals	4.7
Biogen Idec Inc.	biotechnology	4.7
Research In Motion Ltd.	communications
	equipment	3.7
DIRECTV Group, Inc.	cable and satellite	3.4
Amgen Inc.	biotechnology	3.2
ASML Holding NV	semiconductor
(New York Shares)	equipment	3.0
Symantec Corp.	systems software	2.8
FedEx Corp.	air freight and
	logistics	2.6
Novartis AG ADR	pharmaceuticals	2.5
Top Ten		35.9%

Investment Focus

1 Russell Midcap Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 Annualized.

5 The expense ratios shown are from the prospectus dated January 28, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratios were 0.51% for the Investor Shares and 0.42% for the Admiral Shares.

6 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

7 The holdings listed exclude any temporary cash investments and equity index products.

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1998–March 31, 2009

Average Annual Total Returns: Periods Ended March 31, 2009

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[2]	8/14/1995	–33.50%	–0.72%	8.20%
Admiral Shares[2]	11/12/2001	–33.42	–0.63	2.87[3]

1 Six months ended March 31, 2009.

2 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year; nor do they include the 1% fee previously assessed on redemptions of shares held for less than five years, or, for Investor Shares only, the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Return since inception.

Capital Opportunity Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.0%)
Consumer Discretionary (14.2%)
*	DIRECTV Group, Inc.	8,122,335	185,108
	TJX Cos., Inc.	5,219,400	133,825
*	Bed Bath & Beyond, Inc.	3,313,400	82,007
*,1	The Dress Barn, Inc.	4,851,500	59,625
*	CarMax, Inc.	4,512,800	56,139
	Men’s Wearhouse, Inc.	2,500,000	37,850
	Whirlpool Corp.	1,191,100	35,245
	Best Buy Co., Inc.	850,000	32,266
	Lowe’s Cos., Inc.	1,411,400	25,758
	Nordstrom, Inc.	1,500,000	25,125
*	O’Reilly Automotive, Inc.	650,000	22,756
*	99 Cents Only Stores	2,200,000	20,328
*	Amazon.com, Inc.	260,300	19,116
	Gentex Corp.	1,431,100	14,254
*	Chico’s FAS, Inc.	2,000,000	10,740
*	Quiksilver, Inc.	5,796,500	7,420
	Abercrombie & Fitch Co.	200,000	4,760
1	Strattec Security Corp.	217,000	1,810
			774,132
Energy (4.5%)
	Murphy Oil Corp.	2,000,000	89,540
	Noble Energy, Inc.	971,800	52,360
	Arch Coal, Inc.	2,150,000	28,745
*	National Oilwell Varco Inc.	827,400	23,755
*	Plains Exploration &
	Production Co.	1,166,500	20,099
	ConocoPhillips Co.	400,000	15,664
*	Exterran Holdings, Inc.	418,150	6,699
*	Pride International, Inc.	285,000	5,124
*	Transocean Ltd.	40,000	2,354
			244,340
Financials (0.3%)
	The Chubb Corp.	390,000	16,505

Health Care (25.4%)
	Eli Lilly & Co.	7,736,300	258,470
*	Biogen Idec Inc.	4,847,600	254,111
*	Amgen Inc.	3,467,700	171,721
	Novartis AG ADR	3,660,000	138,458

			Market
			Value•
		Shares	($000)
	Medtronic, Inc.	4,472,800	131,813
	Roche Holdings AG	833,000	114,329
*	Life Technologies Corp.	2,071,845	67,294
*	Boston Scientific Corp.	8,425,500	66,983
*	BioMarin
	Pharmaceutical Inc.	4,769,100	58,898
*	Millipore Corp.	1,011,500	58,070
*,^	Cerner Corp.	420,500	18,489
*	Edwards
	Lifesciences Corp.	300,000	18,189
*	Illumina, Inc.	212,000	7,895
*	Dendreon Corp.	1,510,900	6,346
*	Affymetrix, Inc.	1,425,500	4,661
*	Charles River
	Laboratories, Inc.	169,190	4,604
*	Waters Corp.	60,000	2,217
*	Pharmacyclics, Inc.	733,700	910
			1,383,458
Industrials (6.9%)
	FedEx Corp.	3,202,750	142,490
*,1	Thomas & Betts Corp.	3,311,000	82,841
*	McDermott
	International, Inc.	2,465,000	33,006
	Pall Corp.	1,400,000	28,602
	Southwest Airlines Co.	3,992,100	25,270
*	AMR Corp.	6,915,500	22,061
*	JetBlue Airways Corp.	3,241,050	11,830
	Union Pacific Corp.	250,000	10,278
	Expeditors International
	of Washington, Inc.	357,000	10,100
	Rockwell Automation, Inc.	333,800	7,290
	Chicago Bridge &
	Iron Co. N.V.	315,000	1,975
*	US Airways Group Inc.	57,000	144
			375,887
Information Technology (36.8%)
*	Research In Motion Ltd.	4,679,600	201,550
	ASML Holding NV
	(New York Shares)	9,295,933	162,772
*	Symantec Corp.	10,379,600	155,071
	Corning, Inc.	10,132,400	134,457

Capital Opportunity Fund

			Market
			Value•
		Shares	($000)
*	Google Inc.	357,050	124,275
	Altera Corp.	6,207,700	108,945
*,1	FormFactor Inc.	5,983,300	107,819
*	NVIDIA Corp.	10,372,650	102,274
*	Cree, Inc.	4,263,900	100,330
	Microsoft Corp.	3,850,000	70,725
*,1	Rambus Inc.	5,235,000	49,523
*	Adobe Systems, Inc.	2,220,000	47,486
	Texas Instruments, Inc.	2,691,600	44,438
*	NeuStar, Inc. Class A	2,628,500	44,027
*	Trimble Navigation Ltd.	2,818,200	43,062
*	Citrix Systems, Inc.	1,899,200	42,998
*	eBay Inc.	3,400,000	42,704
*	Macrovision
	Solutions Corp.	2,393,600	42,582
	Intersil Corp.	3,559,700	40,937
	Hewlett-Packard Co.	1,250,000	40,075
*	SanDisk Corp.	2,543,262	32,172
*	EMC Corp.	2,625,000	29,925
*	Avocent Corp.	1,984,500	24,092
*	Micron Technology, Inc.	5,550,000	22,533
	Motorola, Inc.	4,800,000	20,304
*	Autodesk, Inc.	1,200,500	20,180
*	Brocade Communications
	Systems, Inc.	5,275,000	18,199
	Plantronics, Inc.	1,150,000	13,881
*	Avid Technology, Inc.	1,514,053	13,839
*	Emulex Corp.	2,530,500	12,728
*	Intuit, Inc.	470,000	12,690
*,1	The Descartes Systems
	Group Inc.	4,645,000	12,402
*	Akamai Technologies, Inc.	507,900	9,853
*	Comverse Technology, Inc.	1,660,000	9,553
	Xilinx, Inc.	430,000	8,239
*	Flextronics
	International Ltd.	2,400,000	6,936
*	Cymer, Inc.	250,000	5,565
*	Ciena Corp.	607,142	4,724
*	Nuance
	Communications, Inc.	425,000	4,616
*	FEI Co.	295,000	4,552
	QUALCOMM Inc.	85,000	3,307
*	Entegris Inc.	2,019,231	1,737
*	THQ Inc.	500,000	1,520
*	Apple Inc.	12,000	1,261
	Jabil Circuit, Inc.	220,000	1,223
			2,002,081

		Market
		Value•
	Shares	($000)
Materials (5.3%)
Monsanto Co.	3,506,286	291,372

Telecommunication Services (0.5%)
* Sprint Nextel Corp.	7,814,700	27,898

Utilities (0.1%)
* AES Corp.	1,192,000	6,925
Total Common Stocks
(Cost $5,764,344)		5,122,598
Temporary Cash Investment (7.0%)
Money Market Fund (7.0%)
2,3 Vanguard Market Liquidity
Fund, 0.440%
(Cost $381,231)	381,230,666	381,231
Total Investments (101.0%)
(Cost $6,145,575)		5,503,829
Other Assets and Liabilities (–1.0%)
Other Assets		20,101
Liabilities[3]		(77,054)
		(56,953)
Net Assets (100%)		5,446,876

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		5,503,829
Receivables for Investment
Securities Sold		1,372
Receivables for Capital Shares Issued		8,336
Other Assets		10,393
Total Assets		5,523,930
Liabilities
Payables for Investment
Securities Purchased		51,001
Security Lending Collateral
Payable to Brokers		4,050
Payables for Capital Shares Redeemed		2,725
Other Liabilities		19,278
Total Liabilities		77,054
Net Assets		5,446,876

Capital Opportunity Fund

At March 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	6,404,681
Undistributed Net Investment Income	1,190
Accumulated Net Realized Losses	(317,211)
Unrealized Appreciation (Depreciation)
Investment Securities	(641,746)
Foreign Currencies	(38)
Net Assets	5,446,876

Investor Shares—Net Assets
Applicable to 136,195,228 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,763,554
Net Asset Value Per Share—
Investor Shares	$20.29

Admiral Shares—Net Assets
Applicable to 57,254,655 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,683,322
Net Asset Value Per Share—
Admiral Shares	$46.87

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $3,957,000.

1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $4,050,000 of collateral received for securities on loan.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Opportunity Fund

Statement of Operations

Six Months Ended
March 31, 2009
($000)
Investment Income
Income
Dividends[1,2]	34,365
Interest[2]	1,141
Security Lending	821
Total Income	36,327
Expenses
Investment Advisory Fees—Note B	7,221
The Vanguard Group—Note C
Management and Administrative—Investor Shares	2,959
Management and Administrative—Admiral Shares	1,628
Marketing and Distribution—Investor Shares	434
Marketing and Distribution—Admiral Shares	419
Custodian Fees	53
Auditing Fees	1
Shareholders’ Reports—Investor Shares	29
Shareholders’ Reports—Admiral Shares	11
Trustees’ Fees and Expenses	4
Total Expenses	12,759
Net Investment Income	23,568
Realized Net Gain (Loss)
Investment Securities Sold[2]	(318,804)
Foreign Currencies	(32)
Realized Net Gain (Loss)	(318,836)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,517,549)
Foreign Currencies	1
Change in Unrealized Appreciation (Depreciation)	(1,517,548)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,812,816)

1 Dividends are net of foreign withholding taxes of $1,420,000.

2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $402,000, $1,141,000, and ($47,522,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Opportunity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	23,568	66,358
Realized Net Gain (Loss)	(318,836)	593,669
Change in Unrealized Appreciation (Depreciation)	(1,517,548)	(3,126,009)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,812,816)	(2,465,982)
Distributions
Net Investment Income
Investor Shares	(14,339)	(26,947)
Admiral Shares	(18,037)	(29,293)
Realized Capital Gain[1]
Investor Shares	(259,375)	(425,472)
Admiral Shares	(253,316)	(403,705)
Total Distributions	(545,067)	(885,417)
Capital Share Transactions
Investor Shares	99,643	150,506
Admiral Shares	67,219	663,727
Net Increase (Decrease) from Capital Share Transactions	166,862	814,233
Total Increase (Decrease)	(2,191,021)	(2,537,166)
Net Assets
Beginning of Period	7,637,897	10,175,063
End of Period[2]	5,446,876	7,637,897

1 Includes fiscal 2009 and 2008 short-term gain distributions totaling $0 and $23,367,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed net investment income of $1,190,000 and $10,030,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Opportunity Fund

Financial Highlights

Investor Shares
	Six Months					Nov. 1,	Year
	Ended					2003, to	Ended
For a Share Outstanding	March 31,	Year Ended September 30,				Sept. 30,	Oct. 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004[1]	2003
Net Asset Value,
Beginning of Period	$29.41	$42.70	$36.11	$31.92	$27.24	$24.28	$16.54
Investment Operations
Net Investment Income	.090	.254[2]	.070	.053	.090[3]	.017	.009
Net Realized and
Unrealized Gain (Loss)
on Investments[4]	(7.034)	(9.884)	8.447	4.421	4.731	2.956	7.744
Total from
Investment Operations	(6.944)	(9.630)	8.517	4.474	4.821	2.973	7.753
Distributions
Dividends from Net
Investment Income	(.114)	(.218)	(.070)	(.055)	(.070)	(.013)	(.013)
Distributions from
Realized Capital Gains	(2.062)	(3.442)	(1.857)	(.229)	(.071)	—	—
Total Distributions	(2.176)	(3.660)	(1.927)	(.284)	(.141)	(.013)	(.013)
Net Asset Value,
End of Period	$20.29	$29.41	$42.70	$36.11	$31.92	$27.24	$24.28

Total Return[5]	–23.55%	–24.13%	24.35%	14.10%	17.72%	12.25%	46.91%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$2,764	$3,851	$5,415	$5,051	$5,231	$6,199	$5,120
Ratio of Total Expenses to
Average Net Assets	0.51%[6]	0.45%	0.45%	0.49%	0.51%	0.52%[6]	0.59%
Ratio of Net Investment
Income to Average
Net Assets	0.82%[6]	0.67%[2]	0.18%	0.15%	0.33%[3]	0.06%[6]	0.04%
Portfolio Turnover Rate	7%[6]	13%	14%	11%	12%	10%	14%

1 The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2 Net investment income per share and the ratio of net investment income to average net assets include $.125 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.

3 Net investment income per share and the ratio of net investment income to average net assets include $.047 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

4 Includes increases from redemption fees of $.00, $.00, $.00, $.00, $.01, $.01, and $.01.

5 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, nor do they include the 1% fee previously assessed on redemptions of shares held for less than five years, or the account service fee that may be applicable to certain accounts with balances below $10,000.

6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Capital Opportunity Fund

Financial Highlights

Admiral Shares
	Six Months					Nov. 1,	Year
	Ended					2003, to	Ended
For a Share Outstanding	March 31,	Year Ended September 30,				Sept. 30,	Oct. 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004[1]	2003
Net Asset Value,
Beginning of Period	$68.00	$98.71	$83.49	$73.77	$62.96	$56.11	$38.22
Investment Operations
Net Investment Income	.235	.664[2]	.240	.198	.291[3]	.096	.062
Net Realized and
Unrealized Gain (Loss)
on Investments[4]	(16.265)	(22.845)	19.508	10.229	10.911	6.828	17.894
Total from Investment
Operations	(16.030)	(22.181)	19.748	10.427	11.202	6.924	17.956
Distributions
Dividends from Net
Investment Income	(.339)	(.577)	(.238)	(.178)	(.228)	(.074)	(.066)
Distributions from
Realized Capital Gains	(4.761)	(7.952)	(4.290)	(.529)	(.164)	—	—
Total Distributions	(5.100)	(8.529)	(4.528)	(.707)	(.392)	(.074)	(.066)
Net Asset Value,
End of Period	$46.87	$68.00	$98.71	$83.49	$73.77	$62.96	$56.11

Total Return[5]	–23.51%	–24.05%	24.43%	14.23%	17.82%	12.36%	47.05%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$2,683	$3,787	$4,760	$3,750	$3,004	$1,337	$840
Ratio of Total Expenses to
Average Net Assets	0.42%[6]	0.36%	0.37%	0.40%	0.42%	0.41%[6]	0.49%
Ratio of Net Investment
Income to Average
Net Assets	0.91%[6]	0.76%[2]	0.26%	0.24%	0.38%[3]	0.17%[6]	0.14%
Portfolio Turnover Rate	7%[6]	13%	14%	11%	12%	10%	14%

1 The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2 Net investment income per share and the ratio of net investment income to average net assets include $.289 and 0.33%, respectively, resulting from a special dividend from ASML Holding NV in October 2007.

3 Net investment income per share and the ratio of net investment income to average net assets include $.108 and 0.16%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

4 Includes increases from redemption fees of $.01, $.01, $.00, $.00, $.01, $.03, and $.03.

5 Total returns do not reflect the 1% fee assessed on redemptions after March 23, 2005, of shares held for less than one year, or the 1% fee previously assessed on redemptions of shares held for less than five years.

6 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008) and for the period ended March 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

20

Capital Opportunity Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2009, the investment advisory fee represented an effective annual rate of 0.26% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2009, the fund had contributed capital of $1,370,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.55% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended March 31, 2009, the fund realized net foreign currency losses of $32,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

At March 31, 2009, the cost of investment securities for tax purposes was $6,145,575,000. Net unrealized depreciation of investment securities for tax purposes was $641,746,000, consisting of unrealized gains of $1,175,132,000 on securities that had risen in value since their purchase and $1,816,878,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2009, the fund purchased $185,607,000 of investment securities and sold $663,460,000 of investment securities, other than temporary cash investments.

21

Capital Opportunity Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2009		September 30, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	159,857	7,655	550,122	14,897
Issued in Lieu of Cash Distributions	260,187	12,932	425,525	11,807
Redeemed[1]	(320,401)	(15,323)	(825,141)	(22,596)
Net Increase (Decrease)—Investor Shares	99,643	5,264	150,506	4,108
Admiral Shares
Issued	168,408	3,468	754,541	8,655
Issued in Lieu of Cash Distributions	245,987	5,296	392,708	4,717
Redeemed[1]	(347,176)	(7,200)	(483,522)	(5,904)
Net Increase (Decrease)—Admiral Shares	67,219	1,564	663,727	7,468
1 Net of redemption fees for fiscal 2009 and 2008 of $587,000 and $784,000, respectively (fund totals).

G. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30, 2008		Proceeds from		March 31, 2009
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Avid Technology, Inc.	49,022	—	5,021	—	NA1
Emulex Corp.	48,755	—	14,868	—	NA1
FormFactor Inc.	106,096	—	1,749	—	107,819
Men’s Wearhouse, Inc.	59,472	—	3,185	369	NA1
Rambus Inc.	NA2	—	—	—	49,523
Strattec Security Corp.	5,812	—	46	33	1,810
The Descartes
Systems Group Inc.	17,047	—	—	—	12,402
The Dress Barn, Inc.	75,991	—	1,116	—	59,625
Thomas & Betts Corp.	129,361	—	—	—	82,841
	491,556			402	314,020

1 At March 31, 2009, the security was still held, but the issuer was no longer an affiliated company of the fund.

2	At September 30, 2008, the issuer was not an affiliated company of the fund.

22

Capital Opportunity Fund

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2009, based on the inputs used to value them:

Investments
in Securities
Valuation Inputs	($000)
Level 1—Quoted prices	5,389,500
Level 2—Other significant observable inputs	114,329
Level 3—Significant unobservable inputs	—
Total	5,503,829

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	9/30/2008	3/31/2009	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$764.52	$2.24
Admiral Shares	1,000.00	764.94	1.85
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.39	$2.57
Admiral Shares	1,000.00	1,022.84	2.12

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.51% for Investor Shares and 0.42% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 1% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Capital Opportunity Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of PRIMECAP Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the firm. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. The firm has managed Vanguard Capital Opportunity Fund since 1998.

Five experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential overlooked by the market and stock that is trading at attractive valuation levels.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisor carried out the fund’s investment strategy in disciplined fashion, and that performance results have been within competitive norms. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

26

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

27

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

28

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Chairman
John J. Brennan[1]	and Chief Executive Officer of Rohm and Haas Co.
Born 1954. Trustee Since May 1987. Chairman of	(chemicals); President of Rohm and Haas Co.
the Board. Principal Occupation(s) During the Past Five	(2006–2008); Board Member of American Chemistry
Years: Chairman of the Board and Director/Trustee of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., and of each of the investment	manufacturing and services) and Hewlett-Packard Co.
companies served by The Vanguard Group; Chief	(electronic computer manufacturing); Trustee of The
Executive Officer and President of The Vanguard Group	Conference Board.
and of each of the investment companies served by The
Vanguard Group (1996–2008).
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Independent Trustees	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for North	Johnson (pharmaceuticals/consumer products); Vice
America and Corporate Vice President of Xerox	President and Chief Information Officer (1997–2005)
Corporation (photocopiers and printers); Director of	of Johnson & Johnson; Director of the University
SPX Corporation (multi-industry manufacturing), the	Medical Center at Princeton and Women’s Research
United Way of Rochester, the Boy Scouts of America,	and Education Institute.
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Director of The Vanguard
Dean, and Director of Faculty Recruiting, Harvard	Group, Inc., since 2008; Chief Executive Officer and
Business School; Director and Chairman of UNX, Inc.	President of The Vanguard Group and of each of the
(equities trading firm); Chair of the Investment	investment companies served by The Vanguard Group
Committee of HighVista Strategies LLC (private	since 2008; Director of Vanguard Marketing Corporation;
investment firm).	Managing Director of The Vanguard Group (1995–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, Chief Executive Officer, and Director of	Director of The Vanguard Group, Inc., since 2006;
NACCO Industries, Inc. (forklift trucks/housewares/	General Counsel of The Vanguard Group since 2005;
lignite); Director of Goodrich Corporation (industrial	Secretary of The Vanguard Group and of each of the
products/aircraft systems and services).	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
J. Lawrence Wilson	of The Vanguard Group (1997–2006).
Born 1936. Trustee Since April 1985. Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and	Vanguard Senior Management Team
Haas Co. (chemicals); Director of Cummins Inc. (diesel
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of	R. Gregory Barton	Michael S. Miller
Culver Educational Foundation.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter
Executive Officers

Founder
Thomas J. Higgins[1]
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five	John C. Bogle
Years: Principal of The Vanguard Group, Inc.; Chief	Chairman and Chief Executive Officer, 1974–1996
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and	Public Reference Section, Securities and Exchange
any related funds.	Commission, Washington, DC 20549-0102.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1112 052009

Vanguard Global Equity Fund
Semiannual Report

March 31, 2009

>	Vanguard Global Equity Fund returned about –34% during the first half of its fiscal year, underperforming its benchmark index and the average return of competing funds.
>	All regions lost at least 25% of their stock market value, with developed markets suffering the most. Emerging markets plunged early in the period, then stabilized.
>	Troubled financial stocks did the most damage, while the consumer discretionary, industrial, and materials sectors also dragged down returns.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisors’ Report	6
Fund Profile	12
Performance Summary	14
Financial Statements	15
About Your Fund’s Expenses	34
Trustees Approve Advisory Agreements	36
Glossary	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Global Equity Fund	VHGEX	–33.90%
MSCI All Country World Index		–30.68
Average Global Fund[1]		–28.88

Your Fund’s Performance at a Glance
September 30, 2008–March 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Equity Fund	$16.64	$10.48	$0.573	$0.000

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

Vanguard Global Equity Fund returned about –34% for the fiscal half-year ended March 31, 2009, as the credit market crisis that began in the United States spread to international markets, slowing trade and hampering economic growth.

Weakness was broad across sectors and regions. Developed markets in Europe and North America, weighed down by financial sector woes, were hit hardest. Emerging markets, which in recent years enjoyed robust growth, contracted sharply in the fourth quarter of 2008 as commodity prices shrank and exports fell, but then stabilized in the first three months of 2009.

The fund’s disappointing return trailed both the average return for its peer funds and the return of its market benchmark, the MSCI All Country World Index.

Extreme distress dappled with glimmers of hope

The six months ended March 31 witnessed extreme distress in global stock markets, with both U.S. and international stocks returning about –31%. The embattled financial sector continued to struggle, prompting regulators in the United States and abroad to take ever-more-aggressive actions to help the big banks fortify their fragile balance sheets.

Even as the gloom intensified, a few signs of recovery appeared on the horizon. Toward the end of the period, the swift contraction in U.S. manufacturing activity seemed to lessen. And throughout the six months, news from the housing sector seemed to

2

improve. From their lows in early March through the end of the period, global stock markets generated a double-digit return.

Credit-market turmoil provoked dramatic response

Developments in the U.S. fixed income market were, if anything, even more unusual. In the months after the September collapse of Lehman Brothers, a major presence in the bond market, the trading of corporate bonds came to a near standstill as investors stampeded into U.S. Treasury bonds—considered the safest, most liquid credits—driving prices higher and yields lower. The difference between the yields of Treasuries and corporate bonds surged to levels not seen since the 1930s.

The Federal Reserve Board responded to the credit-market and economic crises with a dramatic easing of monetary policy, reducing its target for short-term interest rates to an all-time low of 0% to 0.25%. The Fed also created new programs designed to bring borrowers and lenders back to the market. For the six-month period, the Barclays Capital U.S. Aggregate Bond Index returned 4.70% on the strength of Treasuries and other government-backed bonds. The broad municipal bond market returned 5.00%.

Crisis in U.S. financial markets echoed across the globe

During the fiscal half-year, fears of a deepening global recession stemming from the credit crisis in the United States reverberated throughout global stock markets.

Market Barometer
			Total Returns
		Periods Ended March 31, 2009
	Six Months	One Year	Five Years[1]
Stocks
MSCI All Country World Index ex USA (International)	–30.54%	–46.18%	–0.24%
Russell 1000 Index (Large-caps)	–30.59	–38.27	–4.54
Russell 2000 Index (Small-caps)	–37.17	–37.50	–5.24
Dow Jones Wilshire 5000 Index (Entire market)	–30.72	–37.69	–4.24

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	4.70%	3.13%	4.13%
Barclays Capital Municipal Bond Index	5.00	2.27	3.21
Citigroup 3-Month Treasury Bill Index	0.30	1.13	3.06

CPI
Consumer Price Index	–2.78%	–0.38%	2.57%

1 Annualized.

3

Vanguard Global Equity Fund, which invests in both value and growth stocks within developed as well as emerging markets worldwide, plunged by double digits as financial stocks crumbled, commodity prices fell, and emerging markets experienced a slowdown in demand for exports.

Not surprisingly, battered financial stocks and the consumer discretionary, industrial, and materials sectors, which are especially sensitive to the rhythms of the business cycle, did the most damage. German utility E.ON, Dutch financial services giant ING Groep, and Japanese electronics maker Hitachi were among the holdings that particularly hurt the fund’s returns relative to its benchmark index.

On the other hand, the fund was helped by its underweighting, on average, in financials, including a lighter exposure to some of the large banks embroiled in the global credit turmoil. The fund also made some profitable selections in the consumer staples arena.

Every region suffered double-digit losses

On a regional basis, the Global Equity Fund’s stocks in the United States, which constituted, on average, about 40% of the fund’s holdings, returned about –33%, pulling down the fund’s return by 11 percentage points and underperforming North American stocks in the benchmark index by nearly 3 percentage points. However, that drag was counterbalanced

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
	Fund	Global Fund
Global Equity Fund	0.58%	1.49%

1 The fund expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the annualized expense ratio was 0.48%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

by the fund’s underweighting of U.S. companies, which made up about 45% of the index’s composition.

Developed markets in Europe and the Pacific region were relative detractors against the index for the period, led by poor stock selection in France and Japan. Measured strictly by their asset weightings, stocks in Japan, the United Kingdom, and Germany were the most influential detractors (besides U.S. stocks), collectively dragging down the fund’s total return by more than 8 percentage points. A rapid slowdown in worldwide trade and worries about protectionism were among the factors that cast a pall over those markets.

The fund’s overweighted position in emerging markets relative to its index was a small positive for the period, led by holdings in Taiwan and South Korea. Hints of a recovery in China, based partly on announced government stimulus spending and strong bank loan growth, helped drive a recovery in emerging markets stocks late in the period.

The long-term view keeps recent results in perspective

Despite years of strong returns, markets in the United States and abroad faced huge headwinds during the fiscal half-year.

Although such volatility may be jarring for some investors, it’s important not to let these short-term extremes blind us to the long-term case for equities, including international stocks. Stocks occasionally suffer steep declines, but these setbacks are an unavoidable trade-off for their potential to produce superior returns in the long term. Over time, the combination of U.S. and international stocks, such as the diversified portfolio held by Global Equity Fund, can help moderate an investor’s own portfolio volatility.

At Vanguard, we counsel investors to maintain a diversified portfolio of mutual funds consisting of U.S. and international stocks as well as bond and money market funds that fit their goals, time horizon, and risk tolerance. Even well-diversified portfolios have struggled recently, of course. But we believe that broad diversification among and within asset classes is the right long-term policy to help you weather occasional storms while putting you in a position to benefit from the inevitable return to better times.

The Global Equity Fund can play an important role in such a portfolio by offering investors broad exposure to stocks in markets around the world.

We appreciate your continued confidence in Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

April 17, 2009

5

Advisors’ Report

For the fiscal half-year ended March 31, 2009, the Global Equity Fund returned –33.90%. Your fund is managed by four independent advisors. This provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage and amount of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on April 20, 2009.

Acadian Asset Management LLC

Portfolio Managers:

John R. Chisholm, CFA, Executive Vice President and Co-Chief Investment Officer

Ronald D. Frashure, CFA, President and Chief Executive Officer

Brian K. Wolahan, CFA, Senior Vice President and Director of Alternative Strategies

In the trailing six-month period, some key investment themes emerged. It was a difficult environment for value, particularly in the U.S. market. In addition, investors continued the trend seen over the past year of ignoring recent earnings trends as they evaluated stocks. With the global

Vanguard Global Equity Fund Investment Advisors
	Fund Assets
	Managed
Investment Advisor	%	$ Million	Investment Strategy
Acadian Asset Management LLC	36	1,060	A quantitative, active, bottom-up investment process
			that combines stock and peer-group valuation to arrive
			at a return forecast for each of the more than 40,000
			securities in the global universe.
AllianceBernstein L.P.	31	920	A fundamentally based, research-driven approach,
			focused on finding companies whose long-term
			earnings power exceeds the level implied by their
			current stock price. Proprietary quantitative tools
			aid risk control and portfolio construction.
Marathon Asset Management LLP	27	801	A long-term and contrarian investment philosophy and
			process with a focus on industry capital cycle analysis
			and in-depth management assessment.
Baillie Gifford Overseas Ltd.	4	108	The advisor seeks stocks that can generate above-
			average growth in earnings and cash flow, producing
			a bottom-up, stock-driven approach to country and
			asset allocation. An in-depth view on each company
			is measured against the consensus view, leading to
			discrepancies and potential opportunities to add value.
Cash investments	2	64	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash position.

6

economy still in free fall and many earnings downgrades expected, past earnings performance held less weight than usual. Late in the first quarter of 2009, however, investor sentiment abruptly swung upward, from deep pessimism to temporary euphoria. This led to a brief revival in value stocks, but was accompanied by the significant underperformance of momentum-based measures, as previously downbeaten stocks rose sharply.

Overall, it was a difficult period for quantitative processes. While value and momentum factors underperformed, investor sentiment was highly volatile and driven by short-term fears and expectations. Ongoing poor economic news and fears about the financial system vied with sporadic attempts to time the market bottom and get back into stocks before the expected turn. Our anecdotal evidence is that institutions, brokers, and hedge funds continued to face liquidity binds that led to forced sales of equities. Looking ahead, however, we believe that markets will eventually reconnect with the true fundamentals of company valuation and prospects.

Our portfolio was focused on attractively valued stocks that appeared likely to rise in price based on earnings data, price characteristics, and quality. Key overweighted markets, based on bottom-up stock selection, included the United States, Japan, and France. Emerging markets—Korea, Taiwan, and Turkey—were also overweighted. And Switzerland, the United Kingdom, Canada, Australia, and Spain were underweighted. Important active-sector weightings included services, health care, and telecommunication services.

Stock selection in the United States was the most significant detractor from our portfolio’s active return (that is, relative to the benchmark). Selections in energy and materials proved especially costly to return as commodity prices retreated steadily from their mid-2008 highs, with only a slight rebound late in the fiscal period. U.S. technology stocks also hurt our portfolio, as lower earnings and a cloudy business outlook led companies to reduce their expenditures on software, services, and hardware.

Stock selection in Japan also produced negative results. Again, technology stocks lagged, particularly in companies focused on consumer-oriented products as the global recession has curbed spending.

The portfolio’s underweighted allocations to the financial sector proved more successful, given the heightened uncertainty surrounding the health of many of these institutions and the potential impact of government recapitalization and stabilization efforts.

7

AllianceBernstein L.P.

Portfolio Managers:

Sharon E. Fay, CFA, Head of Value Equities and Co-Chief Investment Officer–Global Value Equities

Kevin F. Simms, Co-Chief Investment Officer–International Value Equities and Director of Research–Global and International Value Equities

Henry S. D’Auria, CFA, Co-Chief Investment Officer–International Value Equities and Chief Investment Officer–Emerging Markets Value Equities

Heightened investor anxiety during the fiscal half-year created a particularly fertile environment for value investing. As of a few weeks after the end of the fiscal period, the most attractive value stocks were selling at a deep discount to the market, and the value opportunity was remarkably diverse across sectors.

We expect these valuation distortions to correct as the crisis eventually subsides and risk appetite improves. History has shown that value stocks have strongly outperformed in the long run, and especially in the wake of previous bear markets.

Our investment approach weighs the opportunity from buying attractively valued stocks versus the risks that drive investor anxieties and make the stocks cheap.

The risks are currently acute, with the global economy contracting, the world’s financial system weak, and the profit outlook extremely uncertain. Moreover, the potential for unpredictable government intervention makes forecasting particularly difficult.

In this environment, we have repositioned our portfolio at the margin toward value stocks with strong balance sheets, strong market positions, and more visible near-term cash flows that should prove resilient in the downturn. However, given their sensitivity to the economic cycle, many of these companies should also thrive in an upturn.

For example, although we have trimmed stakes in Rénault and Nissan Motor to mitigate near-term risks, our research suggests that the stocks continue to offer significant long-term return potential, so we are maintaining active stakes. Both companies have substantial flexibility to weather the downturn, including untapped credit lines and the ability to sell valuable equity stakes.

Similarly, in industrial commodities, we have reduced holdings in companies with weak balance sheets or severely pressured earnings as a result of lower demand for raw materials and declining selling prices.

8

But we retain significant exposure to attractively valued names such as BASF, the German chemical company.

In telecoms, we initiated new positions in France Telecom, Telecom Italia, and BCE of Canada, all of which generate strong operational free cash flow. Our research suggests that each of these companies has room to cut discretionary expenditures, which would help to maintain dividends if free cash flow comes under pressure. Yet the stocks trade at significant discounts to the market and to the sector’s long-term history.

The portfolio retains significant active exposure to financials. But we have exited those banks most at risk of further dilution or nationalization, such as Royal Bank of Scotland Group and Citigroup. Our remaining financial holdings are diversified among banks and insurers that we believe will recover strongly when conditions improve.

In the six-month period, portfolio under-performance was driven largely by financial and industrial commodities stocks. Energy and health care holdings offset some of the damage. We believe that our response to the challenging environment positions the portfolio to generate a meaningful recovery as the year unfolds.

Marathon Asset Management LLP

Portfolio Managers:

Jeremy J. Hosking, Investment Director

Neil M. Ostrer, Investment Director

William J. Arah, Investment Director

The geographical structure of our portfolio remains similar to that of previous reports. Activity in the past six months remained low, although many opportunities were taken to increase existing holdings, given the markets’ steep and indiscriminate falls. Exposure to cyclical sectors, such as Hong Kong property companies or relatively highly geared cable television businesses, hurt the portfolio’s performance. Fortunately, the portfolio’s diversification meant that exposure to such businesses was tempered by holdings that demonstrated more resilience in a market downturn. Our large holdings included Costco, with its low-cost consumer proposition, as well as Gartner and Watson Wyatt, both consultancy firms with annuitylike income streams.

While our portfolio continued cautiously to increase exposure to banks, those deemed to be excessively precarious, such as the Bank of Ireland, were sold. Outside of banking, compelling opportunities emerged with U.S. homebuilders, an industry where lessened supply and greater purchase affordability herald a period of more favorable dynamics. Furthermore, the risk of shareholder dilution vis-à-vis banks is much

9

reduced, with the potential for significant upside remaining. We made additions to investments in KB Home and Pulte Homes throughout the period. Holdings in MBIA, the monoline bond insurer, were also increased on share-price weakness, as the firm’s management exploited the market dislocation by buying back lowly valued shares as well as discounted debt.

In general, we are encouraged that credit spreads have started to narrow and credit markets are starting to reopen—a bullish development, notwithstanding the increase in bond supply, because it means that companies should be able to refinance maturing liabilities. This is clearly positive for corporate bonds overall, as it reduces the default tendency and potentially explains some of the recent rally in equities. Unfortunately, we can offer no proof in advance of whether governments will succeed in reversing the current recession. In Marathon’s view, the probabilities favor backing the U.S. Federal Reserve and other central banks, not the current economic data. The fact that stock markets are discounting mechanisms encourages this view, as do the nearly Depression-level valuations. The fact that authorities in the United States and the United Kingdom are aware of credit-spread dispersion and are working to reduce it through “quantitative easing” means that conditions should become less severe as the year progresses. This implies that value-oriented equities should have a better year in 2009, despite poor economic news. At present, given prevailing prices, investing on the basis of successful intervention seems the safer strategy, and it is the one embedded in our portfolio.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Charles Plowden, Joint Senior Partner and Lead Portfolio Manager

Spencer Adair, CFA, Investment Manager

Malcolm MacColl, Investment Manager

The tremendous turbulence in global equity markets over the half-year will undoubtedly have a strong aftermath. We expect that in the Western world, 2009 will continue to see a significant economic downturn, many companies will go out of business, and unemployment will rise strongly—perhaps for many months. Although we might hope that government bailouts will help offset these difficult times, we also recognize that at some point, increasing taxation will be needed.

If we turn to the solid companies we invest in, we can start to make sense of the world. Our portfolio has benefited by not owning many high-profile financial companies that remain in turmoil, including Bank of America, Citigroup, and Wells Fargo. The banks’ lack of willingness to lend has caused a squeeze across a variety of industries and a related

10

inventory correction. We believe that we are nearing the end of this process, and our portfolio’s recent purchase of shares in Samsung Electronics reflects the view that as the semiconductor industry was an early casualty of the recession, it will recover more quickly. Samsung is a well-capitalized company and can emerge stronger relative to its competitors.

We continue to have faith in companies exposed to consumption in the East. China National Building Material has performed well, and Naspers (which owns a stake in Tencent, a highly popular Chinese web-site) has done likewise. Steady growth companies selling the staples of daily life, such as Walgreen, have seen a relative revival recently, and we believe it is time to start to reduce these positions.

Meanwhile, we are investing in strong growth franchises at very modest price/ earnings multiples. We have recently taken new positions in Cisco Systems, Olympus, and Walt Disney. Valuations for the wider market are at multiyear lows on a cyclically adjusted basis, and quality growth companies look especially attractive.

Although the news may continue to be dominated by gloomy headlines for the foreseeable future, the market may be willing to look through this and forecast the eventual recovery. We believe our portfolio is well placed for such an event because our holdings tend to have much lower debts (or much more cash) than their peers, and thus will survive the short-term gyrations. The strong competitive positions of our holdings mean that they can emerge with sustainable growth when the recovery occurs.

11

Global Equity Fund

Fund Profile

As of March 31, 2009

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	767	2,411
Turnover Rate[2]	75%	—
Expense Ratio[3]	0.58%	—
Short-Term Reserves	1.1%	—

Sector Diversification (% of equity exposure)
		Comparative
	Fund	Index[1]
Consumer Discretionary	13.5%	8.8%
Consumer Staples	9.3	10.5
Energy	10.6	12.5
Financials	17.9	17.3
Health Care	11.4	10.8
Industrials	8.9	9.9
Information Technology	11.5	11.8
Materials	5.0	7.2
Telecommunication Services	9.0	6.0
Utilities	2.9	5.2

Volatility Measures[4]
Fund Versus
Comparative Index[1]
R-Squared	0.99
Beta	1.13

Ten Largest Holdings[5] (% of total net assets)

Royal Dutch Shell PLC	integrated oil
	and gas	2.6%
Pfizer Inc.	pharmaceuticals	2.0
Altria Group, Inc.	tobacco	1.9
France Telecom SA	integrated
	telecommunication
	services	1.8
Sanofi-Aventis	pharmaceuticals	1.6
Johnson & Johnson	pharmaceuticals	1.4
McDonald’s Corp.	restaurants	1.2
Automatic Data	data processing and
Processing, Inc.	outsourced services	1.2
Sumitomo Mitsui
Financial Group, Inc.	diversified banks	1.0
State Street Corp.	asset management
	and custody banks	0.9
Top Ten		15.6%

Allocation by Region (% of equity exposure)

1 MSCI All Country World Index.

2 Annualized.

3 The fund expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the expense ratio was 0.48%.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary.

5 The holdings listed exclude any temporary cash investments and equity index products.

12

Global Equity Fund

Market Diversification (% of equity exposure)
		Comparative
	Fund[1]	Index[2]
Europe
United Kingdom	9.0%	8.4%
France	6.5	4.3
Germany	4.8	3.3
Switzerland	1.7	3.3
Italy	1.4	1.4
Netherlands	1.1	0.9
Sweden	1.0	0.9
Other European Markets	2.4	3.8
Subtotal	27.9%	26.3%
Pacific
Japan	10.2%	9.9%
Singapore	1.5	0.5
Australia	1.2	2.8
Hong Kong	1.1	0.9
Subtotal	14.0%	14.1%
Emerging Markets
South Korea	3.5%	1.4%
Taiwan	3.2	1.3
Brazil	1.2	1.6
South Africa	1.0	0.8
Other Emerging Markets	6.7	5.8
Subtotal	15.6%	10.9%
North America
United States	39.8%	44.9%
Canada	2.7	3.8
Subtotal	42.5%	48.7%

1 Country percentages exclude currency contracts held by the fund.

2 MSCI All Country World Index.

13

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1998–March 31, 2009

Average Annual Total Returns: Periods Ended March 31, 2009

	Inception Date	One Year	Five Years	Ten Years
Global Equity Fund[2]	8/14/1995	–47.82%	–3.79%	3.17%

1 Six months ended March 31, 2009.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

14

Global Equity Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.0%)[1]
Australia (1.0%)
Australia & New Zealand
Bank Group Ltd.	937,024	10,239
Santos Ltd.	493,658	5,810
^ News Corp. CDI
Class B Shares	631,000	4,906
BHP Billiton Ltd.	111,566	2,466
Macquarie
Infrastructure Group	2,050,356	2,101
Amcor Ltd.	649,296	2,008
Brambles Ltd.	271,843	907
Orica Ltd.	46,264	477
Caltex Australia Ltd.	69,841	434
Alumina Ltd.	246,453	222
* Iluka Resources Ltd.	76,078	213
		29,783
Austria (0.0%)
Oesterreichische Post AG	19,555	581
*	BETandWIN.com Interactive
Entertainment AG	8,217	228
		809
Belgium (0.2%)
Delhaize Group	40,000	2,596
Groupe Bruxelles
Lambert SA	30,257	2,054
Anheuser-Busch InBev NV	45,412	1,251
		5,901
Brazil (1.2%)
Usiminas-Usinas Siderugicas
de Minas Gerais SA Pfd.	594,175	7,538
Banco do Brasil SA	974,600	7,197
Itausa-Investimentos
Itau SA	2,045,689	7,037
* Itau Unibanco Banco
Multiplo SA	607,882	6,614
Petroleo Brasileiro
SA Series A ADR	112,200	2,749
Companhia Vale do
Rio Doce Sponsored ADR	74,600	841

			Market
			Value•
		Shares	($000)
	Centrais Electricas Brasileiras
	SA Pfd. B Shares	73,400	789
	Metalurgica Gerdau SA	94,900	687
	Electropaulo
	Metropolitana SA	31,400	443
	Banco Nossa Caixa SA	10,700	327
	Companhia de Saneamento
	Basico do Estado
	de Sao Paulo	26,800	296
			34,518
Canada (2.7%)
	Rogers
	Communications, Inc.
	Class B	757,200	17,447
	BCE Inc.	554,665	11,051
	Petro-Canada	376,300	10,109
	Bombardier Inc. Class B	4,191,952	9,775
	Imperial Oil Ltd.	253,800	9,219
	Nexen Inc.	260,934	4,425
^	Toronto-Dominion Bank	112,800	3,888
	Canadian Imperial
	Bank of Commerce	71,241	2,592
	Sun Life Financial
	Services of Canada	132,144	2,394
^,*	ACE Aviation Holdings, Inc.	410,000	1,805
	Onex Corp.	83,300	1,023
^	Ritchie Brothers
	Auctioneers Inc.	54,510	1,013
*	CGI Group Inc.	95,200	769
^	Royal Bank of Canada	19,800	578
	Metro Inc.	17,400	523
	ATCO, Ltd.	17,800	508
^	Biovail Corp.	44,800	487
	Fairfax Financial
	Holdings Ltd.	1,750	456
^	Groupe Aeroplan, Inc.	58,600	364
*	Catalyst Paper Corp.	1,158,844	129
*	Fraser Papers Inc.	337,960	121
*	Nortel Networks Corp.	241,295	53
	ING Canada Inc.		—
			78,729

15

Global Equity Fund

			Market
			Value•
		Shares	($000)
Chile (0.1%)
	Enersis SA ADR	197,300	2,979
	Banco Santander
	Chile SA ADR	29,600	1,017
			3,996
China (0.8%)
	China Petroleum &
	Chemical Corp.	20,116,000	12,890
	Tsingtao
	Brewery Co., Ltd.	2,150,000	4,663
	China Telecom Corp. Ltd.	8,550,000	3,532
	China National Building
	Material Co., Ltd.	1,040,000	1,539
	China Mobile
	(Hong Kong) Ltd.	124,500	1,084
	Yanzhou Coal Mining
	Co. Ltd. H Shares	1,156,000	828
			24,536
Czech Republic (0.2%)
	Ceske Energeticke
	Zavody a.s.	128,600	4,599

Denmark (0.4%)
*	Vestas Wind Systems A/S	65,019	2,856
^,*	William Demant A/S	56,130	2,260
	Coloplast A/S B Shares	32,210	1,980
^,*	GN Store Nord A/S	420,379	1,127
	AP Moller-Maersk
	A/S B Shares	200	879
	Novo Nordisk A/S B Shares	15,950	765
	Carlsberg A/S B Shares	15,066	619
*	Danske Bank A/S	23,524	198
^	Bang & Olufsen
	A/S B Shares	11,224	142
			10,826
Egypt (0.1%)
	Al Ezz Steel Rebars SAE	1,553,777	1,989
	Egyptian Financial Group-
	Hermes Holding SAE	223,300	604
			2,593
Finland (0.6%)
	Nokia Oyj	660,962	7,730
	Sampo Oyj A Shares	236,523	3,488
	Stora Enso Oyj R Shares	768,268	2,721
^	Metso Oyj	178,529	2,109
^	TietoEnator Oyj B Shares	62,105	644
	Wartsila Oyj B Shares	12,083	255
			16,947
France (6.2%)
	France Telecom SA	2,288,886	52,180
	Sanofi-Aventis	849,869	47,696
	Total SA	260,446	12,879
	Renault SA	509,200	10,470
	BNP Paribas SA	240,944	9,941

			Market
			Value•
		Shares	($000)
^	ArcelorMittal
	(Amsterdam Shares)	458,262	9,350
	Credit Agricole SA	773,493	8,534
^	European Aeronautic
	Defence and Space Co.	396,733	4,610
	Carrefour SA	83,950	3,275
	Lagardere S.C.A.	99,687	2,797
	Thales SA	64,812	2,454
	Neopost SA	31,254	2,424
	Legrand SA	130,665	2,270
	Arkema	135,800	2,144
	Cie. de St. Gobain SA	72,879	2,042
	SCOR SA	89,617	1,842
	Axa	117,068	1,405
*	Alcatel-Lucent ADR	509,351	947
*	Groupe Eurotunnel SA
	Warrants Exp. 12/30/11	7,192,966	908
	Essilor International SA	22,218	858
	Electricite de France	20,575	807
	Societe BIC SA	15,210	747
	Nexans SA	17,819	676
	Valeo SA	46,215	676
	Atos Origin SA	22,838	586
	Societe Generale Class A	13,934	545
^,*	Groupe Eurotunnel SA	83,076	441
	SA des Ciments Vicat	9,138	405
			183,909
Germany (4.6%)
	E.ON AG	908,074	25,185
	Allianz AG	247,362	20,705
	Muenchener
	Rueckversicherungs-
	Gesellschaft AG
	(Registered)	127,800	15,562
	BASF AG	451,924	13,658
^	Deutsche Bank AG	295,403	11,833
	Deutsche Lufthansa AG	1,062,872	11,515
	Bayer AG	211,061	10,084
	RWE AG	97,430	6,823
	Fresenius Medical Care AG	107,534	4,173
	Deutsche Telekom AG	280,600	3,476
^	Daimler AG (Registered)	118,662	2,990
	Linde AG	32,615	2,214
	Adidas AG	49,463	1,642
	Bayerische Motoren
	Werke AG	45,687	1,318
	Celesio AG	49,942	919
^	ThyssenKrupp AG	49,777	868
	Deutsche Post AG	69,736	751
	Siemens AG	11,664	666
	SAP AG	16,320	571
^,*	Infineon Technologies AG	460,606	531
	Fresenius Medical Care
	AG ADR	11,744	454
^,*	Q-Cells AG	22,500	438
			136,376

Global Equity Fund

		Market
		Value•
	Shares	($000)
Greece (0.0%)
Bank of Cyprus
Public Co. Ltd.	161,117	491

Hong Kong (1.1%)
New World
Development Co., Ltd.	8,279,813	8,265
Henderson Land
Development Co. Ltd.	1,033,000	3,939
Television Broadcasts Ltd.	1,126,000	3,602
First Pacific Co. Ltd.	10,152,000	3,480
Wheelock and Co. Ltd.	1,603,000	2,696
Hong Kong Aircraft &
Engineering Co., Ltd.	226,000	1,945
SmarTone
Telecommunications Ltd.	3,036,790	1,777
Hong Kong and
Shanghai Hotels Ltd.	2,784,038	1,753
Midland Holdings Ltd.	4,718,000	1,566
Mandarin Oriental
International Ltd.	766,690	609
* Rehne
Commercial Holdings	2,316,000	519
Hong Kong Exchanges &
Clearing Ltd.	54,000	510
I-Cable
Communications Ltd.	6,561,000	449
Next Media Ltd.	4,192,000	438
Esprit Holdings Ltd.	56,346	288
Silver Grant International
Industries Ltd.	1,752,000	192
		32,028
India (0.9%)
Bank of India	1,760,695	7,642
Tata Iron and
Steel Co. Ltd.	1,287,954	5,250
State Bank of India GDR	66,230	2,716
Punjab National Bank Ltd.	313,163	2,547
Oil and Natural
Gas Corp. Ltd.	158,292	2,442
Gail India Ltd.	421,430	2,047
Axis Bank Ltd.	192,835	1,580
Bank of Baroda	218,603	1,011
State Bank of India	31,439	663
Canara Bank Ltd.	176,423	579
Union Bank of India Ltd.	174,181	505
* IFCI Ltd.	931,692	356
Bharat Petroleum Corp. Ltd.	34,900	259
		27,597
Indonesia (0.3%)
PT Semen Gresik Tbk	11,586,500	3,736
* PT Bank Indonesia Tbk	70,022,036	3,264
PT Matahari
Putra Prima Tbk	19,910,800	968
PT Indofood Sukses Makmur Tbk	11,106,500	906

			Market
			Value•
		Shares	($000)
	PT Gudang Garam Tbk	1,149,900	590
*	PT Bank Pan Indonesia Tbk
	Warrants Exp. 7/10/09	13,353,807	130
	PT Citra Marga
	Nusaphala Persada Tbk	1,709,500	125
*	PT Mulia Industrindo Tbk	921,000	23
*	PT Matahari
	Putra Prima Tbk
	Warrants Exp. 7/21/10	3,859,975	4
			9,746
Ireland (0.1%)
	CRH PLC	61,153	1,318
	DCC PLC	28,986	439
	Fyffes PLC	1,283,082	349
	Paddy Power PLC	16,052	251
	Paddy Power PLC
	(U.K. Shares)	9,642	154
	Total Produce PLC	389,036	140
	Independent News &
	Media PLC	936,699	137
	Anglo Irish Bank Corp. PLC	122,273	35
			2,823
Israel (0.2%)
	Partner
	Communications Co. Ltd.	367,010	5,532
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	27,200	1,225
			6,757
Italy (1.3%)
	Eni SpA	521,200	10,092
	Telecom Italia SpA	4,642,300	5,985
	Intesa Sanpaolo SpA	2,077,600	5,714
	Saipem SpA	186,440	3,317
	Luxottica Group SpA ADR	179,800	2,769
^	Fiat SpA	376,976	2,640
	Telecom Italia SpA RNC	1,472,355	1,497
	Pirelli & C. Accomandita
	per Azioni SpA	6,059,531	1,414
	Parmalat SpA	572,658	1,179
	UniCredit SpA	636,608	1,048
^	Luxottica Group SpA	61,709	954
	Finmeccanica SpA	39,845	496
	Banco Popolare SpA	94,543	434
	Seat Pagine Gialle SpA
	Rights Exp. 4/17/09	51,027	318
	Fondiaria-Sai SpA	20,598	241
*	Natuzzi SpA-Sponsored ADR	50,700	58
^,*	Seat Pagine Gialle SpA	51,027	48
			38,204
Japan (9.7%)
	Sumitomo Mitsui
	Financial Group, Inc.	856,900	30,173
	Nippon Telegraph and
	Telephone Corp.	549,000	20,952

Global Equity Fund

			Market
			Value•
		Shares	($000)
	Sony Corp.	981,300	20,298
	Mitsui & Co., Ltd.	1,452,000	14,792
	Fast Retailing Co., Ltd.	100,600	11,519
	Marubeni Corp.	3,377,000	10,636
	Hitachi Ltd.	3,861,000	10,564
	Fujitsu Ltd.	2,345,000	8,799
	Nissan Motor Co., Ltd.	2,423,400	8,759
^	Sharp Corp.	1,059,000	8,474
	Mitsubishi Corp.	596,700	7,910
	Tokyo Electric Power Co.	303,800	7,593
	Daito Trust
	Construction Co., Ltd.	219,200	7,390
	Mitsubishi Chemical
	Holdings Corp.	1,860,500	6,421
	Seiko Epson Corp.	343,900	4,730
^	Toshiba Corp.	1,807,000	4,707
	West Japan Railway Co.	1,159	3,675
	Kao Corp.	160,000	3,122
	Toyo Seikan Kaisha Ltd.	206,800	3,053
	Nippon Oil Corp.	595,000	2,965
	Mitsui Trust Holding Inc.	894,000	2,781
	Aisin Seiki Co., Ltd.	162,500	2,608
	Isuzu Motors Ltd.	2,025,000	2,487
	Nippon Sheet
	Glass Co., Ltd.	952,000	2,380
	Yamato Holdings Co., Ltd.	226,000	2,143
	Tokyo Gas Co., Ltd.	598,000	2,098
	Mitsubishi UFJ
	Financial Group	412,000	2,030
	Secom Co., Ltd.	53,600	1,985
	Denso Corp.	97,900	1,979
	NEC Corp.	686,000	1,866
	Sumitomo Electric
	Industries Ltd.	209,500	1,765
^	Shinsei Bank, Ltd.	1,697,000	1,724
	Ajinomoto Co., Inc.	240,000	1,701
	NTT DoCoMo, Inc.	1,242	1,692
	Matsushita
	Electric Works, Ltd.	230,000	1,684
	East Japan Railway Co.	32,100	1,673
	KDDI Corp.	354	1,667
	Mitsui Sumitomo Insurance
	Group Holdings, Inc.	70,400	1,659
	Toyota Tsusho Corp.	159,600	1,560
	Fuji Photo Film Co., Ltd.	70,800	1,558
	Canon, Inc.	52,600	1,533
^	Kawasaki Heavy Industries Ltd.	733,000	1,472
	Hitachi Chemical Co., Ltd.	111,600	1,350
	Dai-Nippon Printing Co., Ltd.	146,000	1,346
	Kyowa Hakko Kogyo Co.	155,000	1,322
	Chubu Electric Power Co.	59,500	1,311
	Asahi Breweries Ltd.	109,300	1,311
	JS Group Corp.	114,400	1,294
	Nippon Sanso Corp.	196,000	1,294
	Fuji Heavy Industries Ltd.	381,000	1,268

			Market
			Value•
		Shares	($000)
^	Isetan Mitsukoshi
	Holdings Ltd.	163,300	1,264
	Nippon Meat Packers, Inc.	118,000	1,240
	Astellas Pharma Inc.	39,400	1,219
	Namco Bandai Holdings Inc.	120,450	1,209
	Rohm Co., Ltd.	23,900	1,194
	Sompo Japan Insurance Inc.	225,000	1,179
^	Mizuho Financial Group, Inc.	590,000	1,152
	Sekisui House Ltd.	136,000	1,041
	Kinden Corp.	125,000	1,022
	Ohbayashi Corp.	208,000	1,015
	Fukuoka Financial Group, Inc.	324,000	998
	Seven and I
	Holdings Co., Ltd.	44,700	987
	Japan Tobacco, Inc.	347	928
	Toppan Forms Co., Ltd.	80,200	912
	Tanabe Seiyaku Co., Ltd.	88,000	876
	Shiseido Co., Ltd.	59,000	865
	Sumitomo Forestry Co.	128,000	853
	Toyota Motor Corp.	24,700	785
	Alfresa Holdings Corp.	21,400	784
	Toppan Printing Co., Ltd.	114,000	782
	Leopalace21 Corp.	127,800	764
	Marui Co., Ltd.	130,200	700
	Shimizu Corp.	167,000	699
	Yamaguchi
	Financial Group, Inc.	71,000	673
	Bank of Yokohama Ltd.	156,000	669
	Dai Nippon
	Pharmaceutical Co., Ltd.	80,000	668
	Nippon Paper Group, Inc.	27,300	665
	Ricoh Co.	54,000	653
	Nintendo Co.	2,200	644
	Kyushu Electric
	Power Co., Inc.	28,300	635
	Ryosan Co., Ltd.	29,800	623
^	Olympus Corp.	38,000	620
	NTT Data Corp.	220	603
	Yamada Denki Co., Ltd.	14,860	586
^	Nippon Suisan Kaisha Ltd.	222,300	585
	TDK Corp.	15,400	582
	Tokyo Electron Ltd.	15,300	573
	Onward
	Kashiyama Co., Ltd.	86,000	569
	Yaskawa Electric Corp.	130,000	569
	Yamatake Corp.	31,800	549
	NSK Ltd.	141,000	547
	Oriental Land Co., Ltd.	8,400	535
^	Takefuji Corp.	107,660	509
	Idemitsu Kosan Co. Ltd.	6,600	499
^,*	NEC Electronics Corp.	65,300	401
	Omron Corp.	33,700	400
	Tokyo Ohka Kogyo Co., Ltd.	25,800	360
	Nippon Express Co., Ltd.	114,000	359
	Mazda Motor Corp.	190,000	322

Global Equity Fund

		Market
		Value•
	Shares	($000)
Takeda
Pharmaceutical Co. Ltd.	8,000	278
Hitachi Metals Ltd.	38,000	270
Fujitsu Fronttec Ltd.	32,100	249
Tohoku Electric Power Co.	10,700	236
Toyo Suisan Kaisha, Ltd.	11,000	227
Noritake Co., Ltd.	58,000	160
Inabata & Co., Ltd.	22,700	59
		287,418
Luxembourg (0.0%)
Reinet Investments SA	9,096	84

Malaysia (0.7%)
Bumiputra-Commerce
Holdings Bhd.	3,193,119	6,006
Resorts World Bhd.	9,447,000	5,547
Sime Darby Bhd.	1,875,457	2,935
AMMB Holdings Bhd.	3,927,587	2,812
British American
Tobacco Bhd.	165,000	2,061
Malaysian Airline
System Bhd.	1,605,433	1,264
Telekom Malaysia Bhd.	734,500	709
Multi-Purpose
Holdings Bhd.	1,824,900	555
Carlsberg Brewery
Malaysia Bhd.	109,600	102
Malaysian Airlines
System Cvt. Pfd.	183,333	37
		22,028
Mexico (0.2%)
America Movil SA de
CV Series L ADR	87,900	2,380
Grupo Mexico SA de CV	1,620,550	1,191
Wal-Mart de Mexico SA	298,100	696
Telefonos de Mexico SA
Class L ADR	33,943	511
Cemex SA CPO	760,200	479
Telmex Internacional SAB
Class L ADR	33,620	308
		5,565
Morocco (0.0%)
* Maroc Telecom	22,195	404

Netherlands (1.1%)
^ Koninklijke (Royal) Philips
Electronics NV	601,571	8,904
ING Groep NV	1,126,700	6,174
Koninklijke KPN NV	329,272	4,396
Aegon NV	758,449	2,940
Heineken NV	89,157	2,533
Wolters Kluwer NV	126,730	2,054
Koninklijke Boskalis
Westminster NV	92,367	1,856
Reed Elsevier NV	167,800	1,796

		Market
		Value•
	Shares	($000)
Akzo Nobel NV	15,434	584
Eurocastle Investment Ltd.	275,977	99
		31,336
New Zealand (0.0%)
Telecom Corp. of
New Zealand Ltd.	284,906	371
PGG Wrightson Ltd.	23,388	14
		385
Norway (0.5%)
StatoilHydro ASA	607,890	10,638
Norsk Hydro ASA	598,800	2,253
DnB NOR ASA	203,710	914
Seadrill Ltd.	52,833	511
		14,316
Philippines (0.8%)
Ayala Corp.	2,160,613	9,217
Globe Telecom, Inc.	426,680	7,381
ABS-CBN
Broadcasting Corp.	10,077,900	3,547
Jollibee Foods Corp.	2,065,400	1,861
Banco De Oro	1,248,200	659
DMCI Holdings, Inc.	5,230,000	432
* Benpres Holdings Corp.	15,742,000	372
		23,469
Poland (0.3%)
KGHM Polska Miedz SA	259,267	3,427
Polski Koncern Naftowy SA	469,846	3,240
Telekomunikacja Polska SA	235,969	1,278
		7,945
Russia (0.9%)
LUKOIL Sponsored ADR	479,665	17,984
MMC Norilsk Nickel ADR	1,043,756	6,256
OAO Gazprom-Sponsored
ADR (U.K. Shares)	115,700	1,714
OAO Gazprom-Sponsored
ADR (U.S. Shares)	15,167	225
		26,179
Singapore (1.4%)
Jardine Matheson
Holdings Ltd.	930,302	16,916
Jardine Strategic
Holdings Ltd.	1,272,400	12,611
DBS Group Holdings Ltd.	716,000	3,992
Great Eastern Holdings Ltd.	733,000	3,922
* STATS ChipPAC Ltd.	8,551,000	1,773
Neptune Orient Lines Ltd.	1,213,000	943
GuocoLeisure Ltd.	4,656,000	858
Golden Agri-Resources Ltd.	3,796,069	688
* Genting International PLC	884,370	306
United Industrial Corp., Ltd.	377,000	253
Jardine Matheson
Holdings Ltd. (U.S. Shares)	4,800	90
Yellow Pages
(Singapore) Ltd.	704,000	77
		42,429

Global Equity Fund

			Market
			Value•
		Shares	($000)
South Africa (1.0%)
	Hosken Consolidated
	Investments Ltd.	1,347,966	5,723
	Standard Bank Group Ltd.	481,195	4,038
	Sun International Ltd.	464,839	3,526
	RMB Holdings Ltd.	1,620,811	3,521
	Naspers Ltd.	147,700	2,499
	Nedbank Group Ltd.	275,074	2,472
	FirstRand Ltd.	1,566,606	1,997
	Sasol Ltd.	61,678	1,788
	Anglo Platinum Ltd.	19,348	973
	Gold Fields Ltd.	69,695	783
	AngloGold Ltd.	20,395	740
	New Clicks Holdings Ltd.	373,513	590
	JD Group Ltd.	145,983	509
	Aveng Ltd.	184,935	509
	City Lodge Hotels Ltd.	70,616	480
	Discovery Holdings, Ltd.	74,638	197
	Mondi Ltd.	14,534	42
			30,387
South Korea (3.5%)
	KT Corp.	612,040	17,029
	LG. Philips LCD Co., Ltd.	769,170	15,699
	Samsung
	Electronics Co., Ltd.	32,960	13,618
	LG Electronics Inc.	194,534	12,943
*	KB Financial Group, Inc.	360,100	8,711
	SK Telecom Co., Ltd.	60,247	8,380
	LG Chem Ltd.	89,293	5,652
	Hana Financial Group Inc.	307,000	4,678
	Daewoo
	Shipbuilding & Marine
	Engineering Co., Ltd.	271,790	4,280
	Samsung
	Electronics Co., Ltd. Pfd.	18,000	4,127
*	Korea Telecom Freetel	145,360	2,916
	Honam Petrochemical Corp.	35,769	1,552
2	Samsung
	Electronics Co., Ltd. GDR	5,600	1,143
	SK Holdings Co Ltd	11,789	925
	Hyundai Mipo
	Dockyard Co., Ltd.	4,513	427
	POSCO	1,000	266
	Korea Gas Corp.	3,271	96
*	Korea Electric Power Corp.	5,000	92
			102,534
Spain (0.5%)
	Acciona SA	27,507	2,830
^	Acerinox SA	226,282	2,636
	Telefonica SA	130,438	2,601
	Banco Santander SA	320,785	2,212
	Industria de Diseno Textil SA	34,291	1,336
	Viscofan SA	53,995	1,049

			Market
			Value•
		Shares	($000)
	Prosegur Cia de
	Seguridad SA (Registered)	30,977	834
	Banco Santander SA ADR	17,216	119
			13,617
Sweden (1.0%)
	Telefonaktiebolaget LM
	Ericsson AB Class B	1,474,125	11,919
	Svenska Cellulosa
	AB B Shares	696,450	5,286
^	Svenska Handelsbanken
	AB A Shares	268,290	3,791
^	Electrolux AB Series B	315,700	2,471
	Assa Abloy AB	190,100	1,779
	Atlas Copco AB B Shares	249,834	1,701
^,*	Investor AB A Shares	89,516	1,080
^	Investor AB B Shares	78,468	992
	Hoganas AB B Shares	52,700	476
	TeliaSonera AB	63,500	305
	Modern Times Group
	AB B Shares	15,780	269
			30,069
Switzerland (1.7%)
	Credit Suisse Group
	(Registered)	439,300	13,376
*	UBS AG	1,116,962	10,472
	Nestle SA (Registered)	132,750	4,485
	Roche Holdings AG	32,104	4,406
	Novartis AG (Registered)	115,404	4,366
	Schindler Holding AG
	(Bearer Participation
	Certificates)	54,141	2,557
	Adecco SA (Registered)	70,392	2,200
	Compagnie Financiere
	Richemont SA	135,787	2,120
	Geberit AG	21,715	1,951
	ABB Ltd.	76,500	1,067
*	Logitech International SA	89,777	929
	Julius Baer Holding, Ltd.	29,300	720
	Swiss Re (Registered)	30,000	490
	Clariant AG	104,066	404
	Sonova Holding AG	5,738	346
	Publigroupe SA	4,433	202
			50,091
Taiwan (3.1%)
	AU Optronics Corp.	25,921,558	21,580
	Chunghwa
	Telecom Co., Ltd.	8,504,171	15,509
	Quanta Computer Inc.	9,704,830	12,264
	Fubon Financial
	Holding Co., Ltd.	17,841,000	10,784
	United
	Microelectronics Corp.	26,629,956	8,693
	Compal Electronics Inc.	11,938,329	8,574
	Siliconware Precision
	Industries Co.	3,539,018	3,721

Global Equity Fund

			Market
			Value•
		Shares	($000)
	Taiwan Semiconductor
	Manufacturing Co., Ltd.	2,082,892	3,137
	China Steel Corp.	3,793,778	2,490
	Taiwan Semiconductor
	Manufacturing Co., Ltd.
	ADR	147,640	1,321
	Far EasTone
	Telecommunications
	Co., Ltd.	1,036,000	1,066
	Mitac International Corp.	1,743,000	708
*	Chung Hung Steel Corp.	1,274,092	433
*	Tatung Co., Ltd.	2,093,000	413
	Pou Chen Corp.	479,000	264
	Inventec Co., Ltd.	587,000	237
	Innolux Display Corp.	225,000	219
			91,413
Thailand (0.8%)
	Advanced Info Service
	Public Co., Ltd. (Foreign)	2,830,800	6,599
	PTT
	Public Co. Ltd. (Foreign)	1,250,600	5,381
	Siam Cement
	Public Co. Ltd. NVDR	986,200	2,741
	Kasikornbank
	Public Co. Ltd. (Foreign)	1,847,000	2,355
	Siam Cement
	Public Co. Ltd. (Foreign)	664,300	1,838
	MBK Development
	Public Co. Ltd. (Foreign)	813,400	1,159
	Thanachart Capital
	Public Co. Ltd. (Foreign)	3,856,900	1,045
	GMM Grammy
	Public Co. Ltd.
	Non-Voting
	Depositary Receipt	2,917,000	898
	Land and Houses
	Public Co. Ltd. (Foreign)	6,191,900	523
	GMM Grammy
	Public Co. Ltd. (Foreign)	1,688,200	520
	Post Publishing
	Public Co. Ltd. (Foreign)	1,300,000	203
	Matichon PLC (Foreign)	625,000	118
			23,380
Turkey (0.3%)
	Tupras-Turkiye Petrol
	Rafinerileri A.S.	525,464	5,264
*	Dogan Sirketler
	Grubu Holding A.S.	5,469,582	1,800
*	Turk Hava Yollari
	Anonim Ortakligi	214,195	842
*	KOC Holding A.S.	541,756	761
			8,667

			Market
			Value•
		Shares	($000)
United Kingdom (8.6%)
	Royal Dutch Shell
	PLC Class A
	(Amsterdam Shares)	3,250,527	72,516
	Vodafone Group PLC	12,656,652	22,066
	GlaxoSmithKline PLC	1,039,579	16,191
	BP PLC	2,313,264	15,511
	Centrica PLC	3,676,700	12,002
	Barclays PLC	3,306,438	7,020
	Lloyds Banking
	Group PLC	6,487,570	6,568
	Associated British
	Foods PLC	710,900	6,525
	Aviva PLC	1,570,330	4,870
	Capita Group PLC	447,029	4,348
	Reckitt Benckiser
	Group PLC	114,861	4,309
	Rolls-Royce Group PLC	970,776	4,089
	Royal Dutch Shell PLC
	Class B	183,217	3,986
	Tesco PLC	781,384	3,733
	Diageo PLC	321,745	3,593
	Cable and Wireless PLC	1,615,001	3,230
	BHP Billiton PLC	161,076	3,177
	BAE Systems PLC	645,876	3,098
	Thomas Cook Group PLC	892,975	3,075
	Intertek Testing
	Services PLC	217,608	2,760
	HSBC Holdings PLC	480,066	2,673
	Bunzl PLC	320,744	2,512
	TUI Travel PLC	765,120	2,511
	The Sage Group PLC	997,935	2,418
	British American
	Tobacco PLC	103,762	2,397
*	Anglo American PLC	137,702	2,333
	Compass Group PLC	489,496	2,239
	Reed Elsevier PLC	305,984	2,194
^	Wolseley PLC	656,647	2,168
	Carnival PLC	88,987	2,021
	Antofagasta PLC	266,000	1,925
	Arriva PLC	357,337	1,899
	Rio Tinto PLC	50,056	1,681
	ICAP PLC	384,958	1,676
^	Provident Financial PLC	131,580	1,577
	Informa PLC	413,312	1,557
*	Invensys PLC	636,107	1,515
	Rexam PLC	301,330	1,164
*	WPP PLC	193,113	1,086
	Michael Page International PLC	406,363	1,069
	Stagecoach Group PLC	589,519	1,013
	Ladbrokes PLC	353,483	928
	Smiths Group PLC	87,521	839
*	Cairn Energy PLC	25,719	802
	Amec PLC	85,291	651
	Hays PLC	605,818	632

Global Equity Fund

			Market
			Value•
		Shares	($000)
*	The Berkeley Group
	Holdings PLC	48,842	621
	Aggreko PLC	87,698	617
	Royal & Sun Alliance
	Insurance Group PLC	320,989	599
*	Sportingbet PLC	912,747	590
	Next PLC	30,890	586
	ITV PLC	1,997,353	544
	Homeserve PLC	27,858	467
	International
	Personal Finance	331,088	427
	Devro PLC	330,762	416
*	HSBC Holdings PLC
	Rights exp. 04/03/2009	200,027	405
	Lonmin PLC	19,714	403
^	HMV Group PLC	215,229	400
	Carphone Warehouse PLC	208,373	374
	Man Group PLC	116,750	366
	Royal Bank of Scotland
	Group PLC	1,028,758	363
	Galiform PLC	1,285,986	308
	Enterprise Inns PLC	235,093	228
	Daily Mail and
	General Trust PLC	57,575	193
	Mondi PLC
	(South African Shares)	36,336	84
	Northgate PLC	45,511	42
^	Bradford & Bingley PLC	642,595	—
			254,180
United States (37.9%)
	Consumer Discretionary (7.3%)
	McDonald’s Corp.	631,653	34,469
	Cablevision Systems
	NY Group Class A	1,429,492	18,498
	Time Warner Inc.	619,955	11,965
*	Priceline.com, Inc.	134,344	10,584
	Home Depot, Inc.	443,700	10,454
*	Amazon.com, Inc.	140,466	10,316
*	Dollar Tree, Inc.	221,000	9,845
	Family Dollar Stores, Inc.	222,300	7,418
*	Liberty Global, Inc. Class A	504,382	7,344
	CBS Corp.	1,796,649	6,899
*	Liberty Global, Inc. Series C	415,931	5,877
^,*	Blue Nile Inc.	185,167	5,583
	Macy’s Inc.	614,500	5,469
	Pulte Homes, Inc.	440,788	4,818
	J.C. Penney Co., Inc. (Holding Co.)	237,300	4,763
*	Viacom Inc. Class B	263,300	4,576
	Lowe’s Cos., Inc.	221,700	4,046
*	Time Warner Cable Inc.	155,615	3,859
	Aaron Rents, Inc.	137,600	3,668
*	Liberty Media Corp.	181,308	3,617
	News Corp., Class B	431,000	3,319
*	Aeropostale, Inc.	121,200	3,219

			Market
			Value•
		Shares	($000)
	The Gap, Inc.	233,300	3,031
	KB Home	226,197	2,981
*	Hot Topic, Inc.	219,395	2,455
*	Rent-A-Center, Inc.	110,992	2,150
*	Discovery
	Communications Inc.
	Class A	130,290	2,087
	American Greetings Corp.
	Class A	410,976	2,079
*	Discovery
	Communications Inc.
	Class C	130,648	1,914
	Sotheby’s	207,724	1,869
*	Carter’s, Inc.	77,700	1,461
*	Hanesbrands Inc.	140,119	1,341
	PRIMEDIA Inc.	539,135	1,332
	The Buckle, Inc.	38,300	1,223
*	Career Education Corp.	49,400	1,184
	Omnicom Group Inc.	44,063	1,031
*	Liberty Media Corp.-
	Capital Series A	112,199	783
*	The Children’s Place
	Retail Stores, Inc.	31,500	689
*	Liberty Media Corp.-
	Interactive Series A	225,367	654
*	Mohawk Industries, Inc.	21,609	645
	UniFirst Corp.	22,100	615
*	CC Media Holdings, Inc.	292,110	578
*	Bed Bath & Beyond, Inc.	23,300	577
*	Big Lots Inc.	27,700	576
	International
	Game Technology	56,400	520
*	Lincoln Educational Services	27,600	506
	The Walt Disney Co.	24,700	449
*	Ascent Media Corp.	13,402	335
	CBS Corp. Class A	85,148	334
	Sherwin-Williams Co.	5,502	286
*	Blockbuster Inc. Class B	470,128	212
*	Fleetwood
	Enterprises, Inc.	2,250,448	83
*	Sun-Times
	Media Group, Inc.	130,959	3

	Consumer Staples (6.8%)
	Altria Group, Inc.	3,549,245	56,859
	Costco Wholesale Corp.	516,343	23,917
	Wal-Mart Stores, Inc.	320,799	16,714
	The Kroger Co.	775,647	16,459
	Philip Morris
	International Inc.	455,402	16,203
	Archer-Daniels-Midland Co.	360,300	10,009
	Safeway, Inc.	399,983	8,076
*	BJ’s Wholesale Club, Inc.	245,200	7,844
	Bunge Ltd.	124,100	7,030
*	Fresh Del Monte Produce Inc.	354,617	5,823

Global Equity Fund

			Market
			Value•
		Shares	($000)
	Walgreen Co.	177,690	4,613
	The Estee Lauder Cos. Inc.
	Class A	141,972	3,500
	Kimberly-Clark Corp.	68,026	3,137
	PepsiCo, Inc.	56,849	2,926
	Casey’s General Stores, Inc.	85,094	2,269
	Herbalife Ltd.	150,749	2,258
	Nash-Finch Co.	72,300	2,031
	Lancaster Colony Corp.	42,962	1,782
	Del Monte Foods Co.	201,347	1,468
*	The Pantry, Inc.	64,980	1,144
*	Darling International, Inc.	304,942	1,131
*	Central Garden &
	Pet Co. Class A	112,730	848
	Whole Foods Market, Inc.	48,400	813
*	Chiquita Brands
	International, Inc.	122,000	809
	Universal Corp. (VA)	26,500	793
	Diamond Foods, Inc.	22,681	633
	Imperial Sugar Co.	74,115	533

	Energy (2.7%)
	ConocoPhillips Co.	639,600	25,047
	Chevron Corp.	284,300	19,116
	ExxonMobil Corp.	141,000	9,602
	Apache Corp.	149,100	9,556
	Sunoco, Inc.	265,700	7,036
	Devon Energy Corp.	72,100	3,222
	Schlumberger Ltd.	55,186	2,242
	EOG Resources, Inc.	40,159	2,199
*	National Oilwell Varco Inc.	31,414	902
	Baker Hughes Inc.	11,500	328
	Western Refining, Inc.	10,373	124

	Financials (5.2%)
	State Street Corp.	903,166	27,799
*	Berkshire Hathaway Inc.
	Class B	5,744	16,198
	The Travelers Cos., Inc.	221,100	8,986
	MetLife, Inc.	345,500	7,867
	Morgan Stanley	314,600	7,163
	New York
	Community Bancorp, Inc.	628,600	7,021
	The Goldman
	Sachs Group, Inc.	56,700	6,011
*	Knight Capital
	Group, Inc. Class A	395,900	5,836
	JPMorgan Chase & Co.	215,527	5,729
	Lazard Ltd. Class A	180,103	5,295
	Moody’s Corp.	222,071	5,090
*	Arch Capital Group Ltd.	77,150	4,155
	Rayonier Inc. REIT	135,500	4,095
	Torchmark Corp.	150,400	3,945
*	MBIA, Inc.	612,845	2,807
	Platinum Underwriters Holdings, Ltd.	98,637	2,797

			Market
			Value•
		Shares	($000)
	Fidelity National
	Financial, Inc. Class A	134,600	2,626
	Mercury General Corp.	87,500	2,599
*	PHH Corp.	183,426	2,577
	Bank of America Corp.	373,312	2,546
	FirstMerit Corp.	120,800	2,199
	Bank of Hawaii Corp.	63,300	2,088
	The Hartford Financial
	Services Group Inc.	231,400	1,816
	Prosperity Bancshares, Inc.	61,056	1,670
*	Markel Corp.	5,270	1,496
	American Express Co.	105,380	1,436
	SL Green Realty Corp. REIT	132,300	1,429
^	Citigroup Inc.	524,618	1,327
*	CB Richard Ellis Group, Inc.	305,814	1,232
	CVB Financial Corp.	141,603	939
	Genworth Financial Inc.	441,110	838
	Protective Life Corp.	150,213	789
	Progressive Corp. of Ohio	55,570	747
	First Financial
	Bankshares, Inc.	14,300	689
*	Conseco, Inc.	743,031	684
	MGIC Investment Corp.	440,500	626
	Republic Bancorp, Inc.
	Class A	27,308	510
	Provident Financial
	Services Inc.	45,320	490
	PS Business Parks, Inc. REIT	8,400	310
	Turkiye Garanti Bankasi A.S.	149,300	211
	Ameriprise Financial, Inc.	9,332	191
*	Ocwen Financial Corp.	11,758	134
*,3	J.G. Wentworth Inc.	147,900	37
	Washington Mutual, Inc.	166,300	9

	Health Care (7.5%)
	Pfizer Inc.	4,285,800	58,373
	Johnson & Johnson	795,675	41,853
	AmerisourceBergen Corp.	836,371	27,316
	Merck & Co., Inc.	659,100	17,631
	CIGNA Corp.	831,399	14,624
	UnitedHealth Group Inc.	469,800	9,833
*	Watson
	Pharmaceuticals, Inc.	275,700	8,577
	Wyeth	188,600	8,117
	Cardinal Health, Inc.	235,800	7,423
*	King Pharmaceuticals, Inc.	634,670	4,487
*	Community
	Health Systems, Inc.	271,600	4,166
	Omnicare, Inc.	130,482	3,196
	Eli Lilly & Co.	77,800	2,599
*	WellPoint Inc.	52,938	2,010
*	Gentiva Health Services, Inc.	77,300	1,175
	Bristol-Myers Squibb Co.	52,000	1,140
	Schering-Plough Corp.	43,800	1,031
	IMS Health, Inc.	79,918	997

Global Equity Fund

			Market
			Value•
		Shares	($000)
*	Questcor
	Pharmaceuticals, Inc.	200,010	984
*	HLTH Corp.	90,500	937
*	Patterson Companies, Inc.	48,592	916
*	Emergency Medical
	Services LP Class A	25,200	791
	PDL BioPharma Inc.	109,930	778
*	Kindred Healthcare, Inc.	40,322	603
*	Medco Health Solutions, Inc.	13,800	570
*	Health Management
	Associates Class A	209,900	542

	Industrials (1.3%)
	Watson Wyatt &
	Co. Holdings	194,068	9,581
*	Kansas City Southern	330,250	4,198
	Viad Corp.	277,770	3,922
	Pitney Bowes, Inc.	161,804	3,778
*	Delta Air Lines Inc.	590,630	3,325
	L-3 Communications
	Holdings, Inc.	46,100	3,126
	Raytheon Co.	78,280	3,048
*	AMR Corp.	617,930	1,971
	Northrop Grumman Corp.	26,501	1,157
	The Timken Co.	66,674	931
*	US Airways Group Inc.	364,985	923
	Armstrong Worldwide Industries, Inc.	74,337	819
	Deere & Co.	22,424	737
	The Brink’s Co.	18,900	500
*	AGCO Corp.	15,400	302
	Standex International Corp.	19,500	179
*	Ultrapetrol Bahamas Ltd.	54,900	148
*	NCI Building Systems, Inc.	48,683	108

	Information Technology (5.3%)
	Automatic Data
	Processing, Inc.	971,100	34,144
*	Computer Sciences Corp.	421,500	15,528
	Hewlett-Packard Co.	280,073	8,979
	Motorola, Inc.	1,986,800	8,404
*	Gartner, Inc. Class A	624,708	6,878
*	Lexmark International, Inc.	336,691	5,680
	Microsoft Corp.	305,020	5,603
*	NVIDIA Corp.	556,000	5,482
	Corning, Inc.	404,744	5,371
	Broadridge Financial Solutions LLC	278,300	5,179
	Xerox Corp.	1,011,766	4,604
*	Western Digital Corp.	236,700	4,578
*	Sun Microsystems, Inc.	616,174	4,510
*	eBay Inc.	344,702	4,330
	Accenture Ltd.	153,340	4,215
*	Tech Data Corp.	171,800	3,742
*	LSI Corp.	955,665	2,905
*	EarthLink, Inc.	440,720	2,896
*	DST Systems, Inc.	58,663	2,031

			Market
			Value•
		Shares	($000)
	International Business
	Machines Corp.	19,700	1,909
*	Integrated Device
	Technology Inc.	418,310	1,903
*	Metavante Technologies	77,700	1,551
*	Ingram Micro, Inc. Class A	118,500	1,498
*	Avocent Corp.	118,284	1,436
*	Google Inc.	4,075	1,418
*	3Com Corp.	407,581	1,259
*	Cisco Systems, Inc.	67,600	1,134
*	Perot Systems Corp.	69,900	900
*	Forrester Research, Inc.	43,700	899
*	Compuware Corp.	135,535	893
*	Hewitt Associates, Inc.	29,400	875
	Black Box Corp.	31,279	739
	Microchip Technology, Inc.	34,188	724
*	CACI International, Inc.	18,900	690
*	Amkor Technology, Inc.	252,151	676
*	SINA.com	27,000	628
*	JDA Software Group, Inc.	49,800	575
*	Unisys Corp.	1,053,138	558
	MAXIMUS, Inc.	12,700	506
*	Adaptec, Inc.	173,900	417
*	Integral Systems, Inc.	38,962	335
*	Dell Inc.	25,900	246
*	Telecommunication
	Systems, Inc.	25,327	232

	Materials (0.5%)
	Scotts Miracle-Gro Co.	261,064	9,059
	Compass Minerals
	International, Inc.	47,000	2,649
	Praxair, Inc.	17,943	1,207
	Innophos Holdings Inc.	79,400	896
	Olin Corp.	35,484	506
	Huntsman Corp.	130,200	408
	United States Steel Corp.	19,109	404
	Olympic Steel, Inc.	20,500	311
^,*	AbitibiBowater, Inc.	218,435	142

	Telecommunication Services (1.0%)
	AT&T Inc.	663,700	16,725
*	Sprint Nextel Corp.	1,570,400	5,606
*	Cincinnati Bell Inc.	1,441,142	3,315
*	NII Holdings Inc.	210,335	3,155
*	Level 3
	Communications, Inc.	2,150,482	1,978

	Utilities (0.3%)
	Wisconsin Energy Corp.	149,700	6,163
	The Laclede Group, Inc.	63,500	2,475
	CH Energy Group, Inc.	6,326	297
			1,118,402
Total Common Stocks
(Cost $4,164,963)			2,835,466

Global Equity Fund

		Face	Market
		Amount	Value•
		($000)	($000)
Convertible Bonds (0.1%)
Consumer Discretionary (0.0%)
	Sotheby’s, 3.125%, 6/15/13	787	508

Financials (0.0%)
	SL Green Realty Corp.,
	3.000%, 3/30/27	1,032	633

Telecommunication Services (0.1%)
	NII Holdings, 3.125%, 6/15/12	2,998	2,084
Total Convertible Bonds
(Cost $2,915)			3,225

		Shares
Temporary Cash Investments (6.7%)[1]
Money Market Fund (5.8%)
4,5	Vanguard Market
	Liquidity Fund, 0.440%	170,076,032	170,076

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.9%)
6	Federal Home Loan
	Mortgage Corp.,
	1.206%, 4/30/09	7,000	7,000
6,7	Federal Home Loan
	Mortgage Corp.,
	0.592%, 8/26/09	15,000	14,981
6,7	Federal National
	Mortgage Assn.,
	0.541%, 7/30/09	5,000	4,996
			26,977
Total Temporary Cash Investments
(Cost $197,024)			197,053
Total Investments (102.8%)
(Cost $4,364,902)			3,035,744
Other Assets and Liabilities (–2.8%)
Other Assets			40,717
Liabilities[5]			(123,798)
			(83,081)
Net Assets (100%)
Applicable to 281,698,371 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			2,952,663
Net Asset Value Per Share			$10.48

At March 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	6,025,865
Overdistributed Net
Investment Income	(6,387)
Accumulated Net Realized Losses	(1,741,308)
Unrealized Appreciation (Depreciation)
Investment Securities	(1,329,158)
Futures Contracts	5,802
Foreign Currencies and
Forward Currency Contracts	(2,151)
Net Assets	2,952,663

•	See Note A in Notes to Financial Statements.
^	Part of security position is on loan to broker-dealers. The total value of securities on loan is $84,200,000.
*	Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.7% and 4.0%, respectively, of net assets.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the value of this security represented 0.0% of net assets.

3 Restricted security represents 0.0% of net assets.

4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5 Includes $86,862,000 of collateral received for securities on loan.

6 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

7 Securities with a value of $19,977,000 and cash of $2,505,000 have been segregated as initial margin for open futures contracts.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Six Months Ended
March 31, 2009
($000)
Investment Income
Income
Dividends[1]	43,196
Interest[2]	1,290
Security Lending	1,112
Total Income	45,598
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,125
Performance Adjustment	(2,173)
The Vanguard Group—Note C
Management and Administrative	5,155
Marketing and Distribution	763
Custodian Fees	215
Shareholders’ Reports	53
Trustees’ Fees and Expenses	3
Total Expenses	8,141
Expenses Paid Indirectly	(17)
Net Expenses	8,124
Net Investment Income	37,474
Realized Net Gain (Loss)
Investment Securities Sold	(1,376,720)
Futures Contracts	(59,684)
Foreign Currencies and Forward Currency Contracts	(6,101)
Realized Net Gain (Loss)	(1,442,505)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(311,426)
Futures Contracts	6,136
Foreign Currencies and Forward Currency Contracts	(1,698)
Change in Unrealized Appreciation (Depreciation)	(306,988)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,712,019)

1 Dividends are net of foreign withholding taxes of $2,325,000.

2 Interest income from an affiliated company of the fund was $956,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	37,474	165,132
Realized Net Gain (Loss)	(1,442,505)	(258,939)
Change in Unrealized Appreciation (Depreciation)	(306,988)	(2,455,125)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,712,019)	(2,548,932)
Distributions
Net Investment Income	(163,433)	(127,498)
Realized Capital Gain[1]	—	(415,111)
Total Distributions	(163,433)	(542,609)
Capital Share Transactions
Issued	271,966	1,886,150
Issued in Lieu of Cash Distributions	150,796	503,326
Redeemed	(755,123)	(1,689,191)
Net Increase (Decrease) from Capital Share Transactions	(332,361)	700,285
Total Increase (Decrease)	(2,207,813)	(2,391,256)
Net Assets
Beginning of Period	5,160,476	7,551,732
End of Period[2]	2,952,663	5,160,476

1 Includes fiscal 2008 short-term gain distributions totaling $188,283,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($6,387,000) and $123,465,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

	Six Months					Nov. 1,	Year
	Ended					2003, to	Ended
For a Share Outstanding	March 31,	Year Ended September 30,				Sept. 30,	Oct. 31,
Throughout Each Period	2009	2008	2007	2006	2005	2004[1]	2003
Net Asset Value,
Beginning of Period	$16.64	$26.51	$21.96	$19.72	$16.08	$14.46	$10.48
Investment Operations
Net Investment Income	.165	.529	.490[2]	.320	.250	.191	.120
Net Realized and Unrealized
Gain (Loss) on Investments	(5.752)	(8.569)	5.250	2.595	3.870	1.624	3.960
Total from
Investment Operations	(5.587)	(8.040)	5.740	2.915	4.120	1.815	4.080
Distributions
Dividends from Net
Investment Income	(.573)	(.430)	(.310)	(.240)	(.210)	(.130)	(.080)
Distributions from
Realized Capital Gains	—	(1.400)	(.880)	(.435)	(.270)	(.065)	(.020)
Total Distributions	(.573)	(1.830)	(1.190)	(.675)	(.480)	(.195)	(.100)
Net Asset Value,
End of Period	$10.48	$16.64	$26.51	$21.96	$19.72	$16.08	$14.46

Total Return[3]	–33.90%	–32.24%	27.00%	15.22%	25.99%	12.64%	39.25%

Ratios/Supplemental Data
Net Assets, End of
Period (Millions)	$2,953	$5,160	$7,552	$4,191	$2,302	$965	$664
Ratio of Total Expenses to
Average Net Assets[4]	0.48%[5]	0.51%	0.64%	0.72%	0.80%	0.90%[5]	1.05%
Ratio of Net Investment
Income to Average
Net Assets	2.22%[5]	2.35%	1.98%	1.76%	1.60%	1.47%[5]	1.14%
Portfolio Turnover Rate	75%[5]	73%	64%	88%	83%	19%	13%

1 The fund’s fiscal year-end changed from October 31 to September 30, effective September 30, 2004.

2 Calculated based on average shares outstanding.

3 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

4 Includes performance-based investment advisory fee increases (decreases) of (0.13%), (0.02%), 0.05%, 0.05%, 0.06%, 0.08%, and 0.11%.

5 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay gains due to the fund under the contracts.

Global Equity Fund

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005–2008), and for the period ended March 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Acadian Asset Management LLC, AllianceBernstein L.P., Baillie Gifford Overseas Ltd., and Marathon Asset Management LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Acadian Asset Management LLC and Marathon Asset Management LLP are subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index. The basic fee of AllianceBernstein L.P. is subject to quarterly adjustments based on performance since June 30, 2006, relative to the Morgan Stanley Capital International All Country World Index. In accordance with the advisory contract entered into with Baillie Gifford Overseas Ltd. in April 2008, beginning April 1, 2009, the investment advisory fee will be subject to quarterly adjustments based on performance since June 30, 2008, relative to the Morgan Stanley Capital International All Country World Index.

The Vanguard Group manages the cash reserves of the fund at an at-cost basis.

For the six months ended March 31, 2009, the aggregate investment advisory fee represented an effective annual basic rate of 0.24% of the fund’s average net assets, before a decrease of $2,173,000 (0.13%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2009, the fund had contributed capital of $771,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.31% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Global Equity Fund

D. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2009, custodian fee offset arrangements reduced the fund’s expenses by $17,000 (an annual rate of 0.00% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2009, the fund realized net foreign currency losses of $3,893,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to overdistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation through the most recent mark-to-market date for tax purposes on passive foreign investment company holdings at March 31, 2009, was $13,820,000, all of which has been distributed and is reflected in the balance of overdistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2008, the fund had available realized losses of $299,469,000 to offset future net capital gains through September 30, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2009, the cost of investment securities for tax purposes was $4,378,722,000. Net unrealized depreciation of investment securities for tax purposes was $1,342,978,000, consisting of unrealized gains of $161,003,000 on securities that had risen in value since their purchase and $1,503,981,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2009, the aggregate settlement value of open futures contracts expiring through June 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
S&P 500 Index	192	38,150	4,339
Dow Jones EURO STOXX 50 Index	635	16,803	260
Topix Index	115	9,047	933
FTSE 100 Index	131	7,295	142
S&P ASX 200 Index	81	5,017	237
MSCI Taiwan Index	123	2,380	(109)

Unrealized appreciation (depreciation) on open S&P 500 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

Global Equity Fund

At March 31, 2009, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
			Contract Amount (000)		(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
6/15/09	USD	9,952	SEK	82,241	(595)
6/15/09	USD	44,337	GBP	30,924	518
6/15/09	USD	23,487	CAD	29,525	268
6/15/09	USD	35,807	EUR	26,966	(1,473)
6/15/09	USD	20,082	CHF	22,794	(347)
6/24/09	EUR	9,169	USD	12,175	(412)
6/17/09	JPY	907,925	USD	9,204	(47)
6/24/09	GBP	4,953	USD	7,102	(126)
6/24/09	AUD	7,104	USD	4,910	251

AUD—Australian dollar.

EUR—Euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. Dollar.

CHF—Swiss franc.

CAD—Canadian dollar.

SEK—Swedish krona.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency losses of $188,000 resulting from the translation of other assets and liabilities at March 31, 2009.

F. During the six months ended March 31, 2009, the fund purchased $1,264,646,000 of investment securities and sold $1,687,244,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2009	September 30, 2008
	Shares	Shares
	(000)	(000)
Issued	23,306	82,584
Issued in Lieu of Cash Distributions	13,022	21,874
Redeemed	(64,666)	(79,275)
Net Increase (Decrease) in Shares Outstanding	(28,338)	25,183

Global Equity Fund

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2009, based on the inputs used to value them:

			Forward
	Investments	Futures	Currency
	in Securities	Contracts	Contracts
Valuation Inputs	($000)	($000)	($000)
Level 1—Quoted prices	1,418,234	5,802	(1,963)
Level 2—Other significant observable inputs	1,617,473	—	—
Level 3—Significant unobservable inputs	37	—	—
Total	3,035,744	5,802	(1,963)

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended March 31, 2009:

Investments
in Securities
Amount Valued Based on Level 3 Inputs	($000)
Balance as of September 30, 2008	1,775
Change in Unrealized Appreciation (Depreciation)	(1,738)
Balance as of March 31, 2009	37

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	9/30/2008	3/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$660.97	$1.99
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.54	2.42

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.48%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Global Equity Fund has renewed the fund’s investment advisory agreements with Acadian Asset Management LLC, AllianceBernstein L.P., Marathon Asset Management LLP, and Baillie Gifford Overseas Ltd. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Acadian Asset Management. Founded in 1986, Acadian is a Boston-based investment management firm specializing in quantitative equity strategies for developed and emerging markets. The firm has advised the Global Equity Fund since 2004. Acadian’s investment process builds portfolios from the bottom up using proprietary valuation models. The investment team includes the three portfolio managers—John R. Chisholm, Ronald D. Frashure, and Brian K. Wolahan—who are all involved in the firm’s ongoing research.

AllianceBernstein. AllianceBernstein, founded in 1971, is a global asset management firm providing diversified, global investment management services that include growth and value equities, blend strategies, and fixed income services to clients worldwide. The investment team at AllianceBernstein employs a bottom-up, research-driven, and value-based equity investment philosophy in selecting stocks. It relies on deep investment research capabilities to understand companies and industries that may be undergoing stress, and it seeks to exploit mispricings created by investor overreaction. The firm has advised the Global Equity Fund since 2006.

Marathon Asset Management. Founded in 1986, Marathon Asset Management of London, England, has advised the Global Equity Fund since the fund’s inception in 1995. Marathon continues to use a bottom-up approach that focuses on stock selection. Its three regional teams focus on each company’s corporate strategy and industry competition, while sector analysis is conducted using long-term capital cycle data. Each of these teams is led by one of the firm’s three founders: Jeremy J. Hosking, Neil M. Ostrer, and William J. Arah.

Baillie Gifford Overseas. Founded in 1983, Baillie Gifford is among the largest independently owned investment management firms in the United Kingdom. Baillie Gifford is a unit of Baillie Gifford & Co., founded in 1908. The advisor employs a sound process, building a diversified portfolio of high-quality stocks from across the globe. Stocks are selected using fundamental research conducted by Baillie Gifford’s Edinburgh-based analysts. Baillie Gifford has advised the Global Equity Fund since 2008.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out its investment strategy in disciplined fashion, and that performance results remain competitive. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fees were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rates.

The board did not consider profitability of the advisors in determining whether to approve the advisory fees, because Acadian, AllianceBernstein, Marathon, and Baillie Gifford are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Chairman
John J. Brennan[1]	and Chief Executive Officer of Rohm and Haas Co.
Born 1954. Trustee Since May 1987. Chairman of	(chemicals); President of Rohm and Haas Co.
the Board. Principal Occupation(s) During the Past Five	(2006–2008); Board Member of American Chemistry
Years: Chairman of the Board and Director/Trustee of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., and of each of the investment	manufacturing and services) and Hewlett-Packard Co.
companies served by The Vanguard Group; Chief	(electronic computer manufacturing); Trustee of The
Executive Officer and President of The Vanguard Group	Conference Board.
and of each of the investment companies served by The
Vanguard Group (1996–2008).
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Independent Trustees	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for North	Johnson (pharmaceuticals/consumer products); Vice
America and Corporate Vice President of Xerox	President and Chief Information Officer (1997–2005)
Corporation (photocopiers and printers); Director of	of Johnson & Johnson; Director of the University
SPX Corporation (multi-industry manufacturing), the	Medical Center at Princeton and Women’s Research
United Way of Rochester, the Boy Scouts of America,	and Education Institute.
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Director of The Vanguard
Dean, and Director of Faculty Recruiting, Harvard	Group, Inc., since 2008; Chief Executive Officer and
Business School; Director and Chairman of UNX, Inc.	President of The Vanguard Group and of each of the
(equities trading firm); Chair of the Investment	investment companies served by The Vanguard Group
Committee of HighVista Strategies LLC (private	since 2008; Director of Vanguard Marketing Corporation;
investment firm).	Managing Director of The Vanguard Group (1995–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, Chief Executive Officer, and Director of	Director of The Vanguard Group, Inc., since 2006;
NACCO Industries, Inc. (forklift trucks/housewares/	General Counsel of The Vanguard Group since 2005;
lignite); Director of Goodrich Corporation (industrial	Secretary of The Vanguard Group and of each of the
products/aircraft systems and services).	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
J. Lawrence Wilson	of The Vanguard Group (1997–2006).
Born 1936. Trustee Since April 1985. Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and	Vanguard Senior Management Team
Haas Co. (chemicals); Director of Cummins Inc. (diesel
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of	R. Gregory Barton	Michael S. Miller
Culver Educational Foundation.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter
Executive Officers

Founder
Thomas J. Higgins[1]
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five	John C. Bogle
Years: Principal of The Vanguard Group, Inc.; Chief	Chairman and Chief Executive Officer, 1974–1996
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
CFA® is a trademark owned by CFA Institute.	To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
The funds or securities referred to herein are not	copies of this information, for a fee, by sending a
sponsored, endorsed, or promoted by MSCI, and MSCI	request in either of two ways: via e-mail addressed to
bears no liability with respect to any such funds or	publicinfo@sec.gov or via regular mail addressed to the
securities. For any such funds or securities, the	Public Reference Section, Securities and Exchange
prospectus or the Statement of Additional Information	Commission, Washington, DC 20549-0102.
contains a more detailed description of the limited
relationship MSCI has with The Vanguard Group and
any related funds.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1292 052009

Vanguard Strategic Small-Cap Equity Fund Semiannual Report

March 31, 2009

>	Vanguard Strategic Small-Cap Equity Fund returned about –38% for the six months ended March 31, 2009.
>	The broad U.S. stock market returned about –31%. Shares of small-capitalization companies fared worse than those of large companies for the period.
>	The fund, like the overall stock market, registered significant declines in every industry sector.

Contents

Your Fund’s Total Returns	1
President’s Letter	2
Advisor’s Report	6
Fund Profile	8
Performance Summary	9
Financial Statements	10
About Your Fund’s Expenses	23
Trustees Approve Advisory Arrangement	25
Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2009
	Ticker	Total
	Symbol	Returns
Vanguard Strategic Small-Cap Equity Fund	VSTCX	–38.33%
MSCI US Small Cap 1750 Index		–36.65
Average Small-Cap Core Fund[1]		–35.27

Your Fund’s Performance at a Glance
September 30, 2008–March 31, 2009
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Strategic Small-Cap Equity Fund	$16.60	$10.09	$0.168	$0.000

1 Derived from data provided by Lipper Inc.

1

President’s Letter

Dear Shareholder,

It was a challenging half-year for stocks, and an especially difficult period for small caps. Vanguard Strategic Small-Cap Equity Fund returned about –38% for the fiscal period ended March 31, 2009. The fund’s return lagged the result of its benchmark and the average return for small-cap core funds. All ten of the fund’s sectors posted double-digit declines.

Extreme distress dappled with glimmers of hope

The six months ended March 31 witnessed extreme distress in global stock markets, with both U.S. and international stocks returning about –31%. The embattled financial sector continued to struggle, prompting regulators in the United States and abroad to take ever-more-aggressive actions to help the big banks fortify their fragile balance sheets.

Even as the gloom intensified, a few signs of recovery appeared on the horizon. Toward the end of the period, the swift contraction in manufacturing activity seemed to lessen. And throughout the six months, news from the housing sector seemed to improve. From their lows in early March through the end of the period, global stock markets generated a double-digit return.

2

Credit-market turmoil provoked dramatic response

Developments in the fixed income market were, if anything, even more unusual. In the months after the September collapse of Lehman Brothers, a major presence in the bond market, the trading of corporate bonds came to a near standstill as investors stampeded into U.S. Treasury bonds—considered the safest, most liquid credits—driving prices higher and yields lower. The difference between the yields of Treasuries and corporate bonds surged to levels not seen since the 1930s.

The Federal Reserve Board responded to the credit-market and economic crises with a dramatic easing of monetary policy, reducing its target for short-term interest rates to an all-time low of 0% to 0.25%. The Fed also created new programs designed to bring borrowers and lenders back to the market. For the six-month period, the Barclays Capital U.S. Aggregate Bond Index returned 4.70% on the strength of Treasuries and other government-backed bonds. The broad municipal bond market returned 5.00%.

Fund posted declines across all sectors

Vanguard Strategic Small-Cap Equity Fund seeks to mirror the sector allocations of its benchmark index while overweighting or underweighting individual stocks. Using this approach, the fund’s advisor, Vanguard Quantitative Equity Group, attempts to select stocks that will result in many

Market Barometer
			Total Returns
		Periods Ended March 31, 2009
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	–30.59%	–38.27%	–4.54%
Russell 2000 Index (Small-caps)	–37.17	–37.50	–5.24
Dow Jones Wilshire 5000 Index (Entire market)	–30.72	–37.69	–4.24
MSCI All Country World Index ex USA (International)	–30.54	–46.18	–0.24

Bonds
Barclays Capital U.S. Aggregate Bond Index
(Broad taxable market)	4.70%	3.13%	4.13%
Barclays Capital Municipal Bond Index	5.00	2.27	3.21
Citigroup 3-Month Treasury Bill Index	0.30	1.13	3.06

CPI
Consumer Price Index	–2.78%	–0.38%	2.57%

1 Annualized.

3

“small wins” versus the index’s results, while maintaining a risk profile similar to that of the index.

But the market’s steep declines over the past six months (and the fund’s return of about –38%) made “keeping score” versus the benchmark seem quite secondary. Returns were negative across corporate America, ranging from –25% for the utilities sector to –59% for energy.

Among the fund’s larger areas of investment, the financial sector weighed heavily on absolute performance during the period. Although the advisor’s stock selections stayed a few steps ahead of the benchmark, this performance was of little comfort amid the double-digit declines of banks, insurance firms, and real estate investment trusts. Industrial stocks returned –49%, weighed down by poor results from machinery, building products, electrical equipment, and transportation companies.

Information technology stocks registered –29% as semiconductor and consulting firms were among those hurt by tightening corporate IT budgets. The past six months were also difficult for the fund’s consumer discretionary holdings. These companies, which compete for our spare dollars, limped to a –38% return. The health care sector returned –31%, with pronounced weakness in health care facility and pharmaceutical stocks.

Expense Ratios[1]
Your Fund Compared With Its Peer Group
		Average
		Small-Cap
	Fund	Core Fund
Strategic Small-Cap Equity Fund	0.45%	1.43%

1 The fund expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the fund’s annualized expense ratio was 0.44%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

4

Only a relative handful of the fund’s holdings finished the period with a positive return. Restaurants, education services, minerals, and soft drink companies provided a few bright spots in an environment of widespread weakness.

Don’t try to outsmart a market recovery

During bear markets, prognosticators often debate which area of the financial markets will lead the way in a recovery. Small-cap stocks? High-yield bonds? Emerging markets? Blue chips? During the deepest of market downturns—like the current one—the prognosticating can take on an air of desperation, given the level of most investors’ account balances. The urge to play catch-up by picking tomorrow’s hot sector can be strong.

But often, attempts to tactically position an investment portfolio for a rebound can be an exercise in frustration. Rather than pin your hopes on a narrow segment of the market that may—or may not—be ready to outperform, we advise investors to hold a portfolio that is balanced across, and diversified within, the major asset classes (stock, bond, and money market funds) to fit personal goals, time horizon, and risk tolerance. Such an approach can enable investors to participate in market rallies while insulating against weaker-performing areas. We believe the Strategic Small-Cap Equity Fund can be a useful part of such a broad-based strategy.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

April 17, 2009

5

Advisor’s Report

The equity market’s negative momentum in 2008 continued through most of the first calendar quarter of 2009. For the six months ended March 31, small-capitalization stocks (as measured by the MSCI US Small Cap 1750 Index) returned about –37%, while the Strategic Small-Cap Equity Fund returned about –38%.

Small-cap stocks declined more than 20% during the first two months of 2009, as the market reacted very skeptically to the government’s initial stimulus announcements. However, as the government revealed additional plans, small-caps staged a rebound in March. Has the market reached a bottom? That remains to be seen. But it is certain that first-quarter earnings reports—particularly those in the financial sector—will be scrutinized, and that the market will be influenced by those results.

We are disappointed with the fund’s six-month result, as we lagged the benchmark by 1.68%. In dissecting the period, our two quarterly results were as different as night and day. For the first three months (October–December 2008), the fund outperformed the benchmark. However, the second three months (January–March 2009) were brutal, with most of the shortfall occurring in March.

The Strategic Small-Cap Equity Fund’s performance relative to its small-cap benchmark hinges on our ability to accurately rank stocks against their industry and market-cap peers, predicting the outperformers from the underperformers and effectively implementing those decisions in our portfolio. This evaluation process analyzes companies based on several criteria: relative valuation characteristics, market sentiment and momentum factors, the quality and direction of earnings, and management decisions on certain company attributes.

We still believe strongly that the formula for long-term success includes finding companies with attractive valuation and sentiment characteristics and high-quality balance sheets. Unfortunately, these characteristics have not been rewarded in recent periods. Conversely, we do not believe that buying overvalued, low-quality companies is a good strategy for long-term success.

During the half-year, our stock-selection results were strongest in the financial sector as we underweighted some of the sector’s poorest performers such as Apollo Investment, Affiliated Managers, and StanCorp Financial Group. We also benefited from an overweighted position in Ocwen Financial, one of the few positive performers in the sector.

6

Our stock selection was most disappointing in the industrials sector, where Pacer International, American Reprographics, and Gibraltar Industries were the major stumbling blocks. The utilities sector was another drag on relative performance, with Hawaiian Electric Industries and ITC Holdings as notable detractors. Consumer staples companies NBTY and Chiquita Brands International also failed to meet our expectations during the period.

James P. Stetler,

Principal and Portfolio Manager

Joel M. Dickson, Principal

Vanguard Quantitative Equity Group

April 13, 2009

7

Strategic Small-Cap Equity Fund

Fund Profile

As of March 31, 2009

Portfolio Characteristics
		Comparative	Broad
	Fund	Index1	Index2
Number of Stocks	445	1,736	4,489
Median Market Cap	$0.8B	$0.9B	$22.3B
Price/Earnings Ratio	9.0x	10.7x	15.0x
Price/Book Ratio	1.3x	1.3x	1.7x
Yield3	1.7%	2.1%	2.7%
Return on Equity	13.1%	12.5%	20.2%
Earnings Growth Rate	15.5%	12.2%	15.0%
Foreign Holdings	0.1%	0.0%	0.0%
Turnover Rate4	88%	—	—
Expense Ratio5	0.45%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		Comparative	Broad
	Fund	Index1	Index2
Consumer Discretionary	14.0%	13.2%	9.4%
Consumer Staples	3.0	3.6	11.2
Energy	5.6	5.2	12.3
Financials	20.6	20.1	13.1
Health Care	13.2	13.0	14.6
Industrials	14.6	15.0	10.0
Information Technology	18.7	19.3	17.7
Materials	4.2	4.6	3.7
Telecommunication
Services	1.7	1.3	3.6
Utilities	4.4	4.7	4.4

Ten Largest Holdings6 (% of total net assets)

Gen-Probe Inc.	health care
	equipment	0.8%
Skyworks Solutions, Inc.	semiconductors	0.7
Atmos Energy Corp.	gas utilities	0.6
Rent-A-Center, Inc.	home furnishing
	retail	0.6
The Warnaco Group, Inc.	apparel, accessories
	and luxury goods	0.6
Sybase, Inc.	systems software	0.6
Vectren Corp.	multi-utilities	0.6
Aeropostale, Inc.	apparel—retail	0.6
Metavante Technologies	data processing and
	outsourced services	0.6
Compass Minerals	diversified metals
International, Inc.	and mining	0.6
Top Ten		6.3%

Investment Focus

1 MSCI US Small Cap 1750 Index.

2 Dow Jones Wilshire 5000 Index.

3 30-day SEC yield for the fund; annualized dividend yield for the indexes. See the Glossary.

4 Annualized.

5 The fund expense ratio shown is from the prospectus dated January 28, 2009, and represents estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended March 31, 2009, the fund’s annualized expense ratio was 0.44%.

6 The holdings listed exclude any temporary cash investments and equity index products.

8

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): April 24, 2006–March 31, 2009

Average Annual Total Returns: Periods Ended March 31, 2009

			Since
	Inception Date	One Year	Inception
Strategic Small-Cap Equity Fund[2]	4/24/2006	–42.30%	–19.71%

1 Six months ended March 31, 2009.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table for dividend and capital gains information.

9

Strategic Small-Cap Equity Fund

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2009

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.3%)[1]
Consumer Discretionary (13.8%)
*	Rent-A-Center, Inc.	37,700	730
*	The Warnaco Group, Inc.	29,700	713
*	Aeropostale, Inc.	26,200	696
*	Big Lots Inc.	31,700	659
*	Panera Bread Co.	10,900	609
*	CEC Entertainment Inc.	23,200	600
*	WMS Industries, Inc.	25,500	533
*	Marvel Entertainment, Inc.	18,500	491
	Bob Evans Farms, Inc.	21,687	486
	Snap-On Inc.	19,200	482
*	Jarden Corp.	37,900	480
*	Papa John’s
	International, Inc.	20,915	478
	John Wiley & Sons Class A	14,300	426
*	Jos. A. Bank Clothiers, Inc.	15,200	423
	Finish Line, Inc.	62,800	416
*	The Children’s Place
	Retail Stores, Inc.	18,900	414
	Cracker Barrel
	Old Country Store Inc.	13,124	376
*	The Gymboree Corp.	17,400	372
*	DreamWorks
	Animation SKG, Inc.	17,100	370
*	Steiner Leisure Ltd.	14,300	349
	Interactive Data Corp.	13,900	346
*	P.F. Chang’s China Bistro, Inc.	15,100	346
	International Speedway Corp.	15,400	340
	Polaris Industries, Inc.	14,100	302
*	Pre-Paid Legal Services, Inc.	10,300	299
	Fisher Communications, Inc.	26,173	255
	Systemax Inc.	18,400	238
*	Exide Technologies	78,600	236
*	Fossil, Inc.	14,900	234
*	Brink’s Home Security
	Holdings, Inc.	9,800	221
*	Sally Beauty Co. Inc.	37,300	212
*	Denny’s Corp.	126,672	212
	Columbia Sportswear Co.	6,900	206

			Market
			Value•
		Shares	($000)
*	True Religion Apparel, Inc.	16,900	200
*	Jo-Ann Stores, Inc.	12,100	198
*	Town Sports International
	Holdings, Inc.	66,048	197
*	Mediacom
	Communications Corp.	44,700	180
	Movado Group, Inc.	22,703	171
*	JAKKS Pacific, Inc.	13,600	168
	CSS Industries, Inc.	9,500	162
*	Collective Brands, Inc.	16,500	161
	Barnes & Noble, Inc.	7,500	160
*	Overstock.com, Inc.	17,200	157
	Oxford Industries, Inc.	20,000	123
*	Bally Technologies Inc.	6,200	114
	Service Corp. International	32,190	112
*	Steven Madden, Ltd.	4,600	86
*	The Wet Seal, Inc. Class A	25,700	86
*	Fuel Systems Solutions, Inc.	6,300	85
*	Carter’s, Inc.	4,100	77
	Tempur-Pedic International Inc.	9,600	70
	Regis Corp.	4,400	64
	Genesco, Inc.	2,700	51
*	Blockbuster Inc. Class A	66,700	48
	Meredith Corp.	2,300	38
	Cinemark Holdings Inc.	3,200	30
*	Quiksilver, Inc.	16,200	21
	Phillips-Van Heusen Corp.	900	20
	UniFirst Corp.	700	20
	Tupperware Brands Corp.	1,100	19
			16,368
Consumer Staples (2.9%)
	Corn Products
	International, Inc.	27,505	583
	Village Super Market Inc.
	Class A	11,293	352
*	Alliance One
	International, Inc.	88,200	339
	Cal-Maine Foods, Inc.	14,400	322
	Nash-Finch Co.	9,500	267
	Herbalife Ltd.	16,800	252

10

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Del Monte Foods Co.	29,200	213
*	Chiquita Brands
	International, Inc.	31,700	210
	Coca-Cola Bottling Co.	3,900	203
	Spartan Stores, Inc.	12,800	197
*	BJ’s Wholesale Club, Inc.	4,400	141
	Nu Skin Enterprises, Inc.	12,500	131
	Lancaster Colony Corp.	3,000	124
*	Prestige Brands Holdings Inc.	18,600	96
*	The Pantry, Inc.	1,615	29
			3,459
Energy (5.5%)
	Foundation Coal
	Holdings, Inc.	42,100	604
*	Concho Resources, Inc.	22,200	568
*	Matrix Service Co.	67,542	555
*	Encore Acquisition Co.	22,400	521
*	Contango Oil & Gas Co.	11,200	439
*	Comstock Resources, Inc.	13,600	405
*	Oil States International, Inc.	27,197	365
	Overseas Shipholding
	Group Inc.	14,700	333
*	PHI Inc. Non-Voting Shares	32,000	319
*	CVR Energy, Inc.	57,500	319
	World Fuel Services Corp.	7,700	244
*	Mariner Energy Inc.	29,000	225
*	Gulfmark Offshore, Inc.	8,600	205
*	SEACOR Holdings Inc.	3,500	204
*	Superior Energy
	Services, Inc.	13,253	171
	Walter Industries, Inc.	6,600	151
	Berry Petroleum Class A	13,500	148
*	McMoRan Exploration Co.	24,600	116
*	Clayton Williams Energy, Inc.	3,800	111
*	Goodrich Petroleum Corp.	5,400	105
	Core Laboratories N.V.	1,400	102
	St. Mary Land &
	Exploration Co.	6,686	88
*	Newpark Resources, Inc.	32,300	82
*	Vaalco Energy, Inc.	11,300	60
	General Maritime Corp.	6,714	47
	CARBO Ceramics Inc.	500	14
			6,501
Financials (20.3%)
*	Ocwen Financial Corp.	57,359	656
	FirstMerit Corp.	33,500	610
*	Knight Capital Group, Inc.
	Class A	41,100	606
	Bank of Hawaii Corp.	18,300	603
	Allied World Assurance Holdings, Ltd.	15,500	589
	UMB Financial Corp.	13,800	586
	IPC Holdings Ltd.	19,000	514
*	Interactive Brokers Group, Inc.	31,600	510

			Market
			Value•
		Shares	($000)
	Platinum Underwriters
	Holdings, Ltd.	17,200	488
	The Hanover Insurance
	Group Inc.	16,800	484
	Odyssey Re Holdings Corp.	12,700	482
	Horace Mann
	Educators Corp.	54,300	454
	American Physicians
	Capital, Inc.	11,079	453
*	Dollar Financial Corp.	46,756	445
	Trustmark Corp.	23,222	427
	First Niagara Financial
	Group, Inc.	35,900	391
	Senior Housing
	Properties Trust REIT	27,000	378
	Aspen Insurance
	Holdings Ltd.	16,700	375
	First Financial Corp. (IN)	10,100	373
	Highwood Properties, Inc.
	REIT	16,310	349
	Safety Insurance Group, Inc.	10,400	323
*	Stifel Financial Corp.	7,350	318
	City Holding Co.	11,662	318
	Cullen/Frost Bankers, Inc.	6,700	314
	BancFirst Corp.	8,426	307
	National Retail Properties
	REIT	19,300	306
*	EZCORP, Inc.	25,839	299
*	CNA Surety Corp.	16,031	296
*	Nelnet, Inc.	33,200	293
	Raymond James
	Financial, Inc.	14,800	292
	Home Properties, Inc. REIT	9,400	288
	Astoria Financial Corp.	31,300	288
	Mid-America Apartment
	Communities, Inc. REIT	9,070	280
	Healthcare Realty Trust Inc.
	REIT	18,600	279
	WesBanco, Inc.	12,000	274
	United Bankshares, Inc.	15,800	272
	Washington REIT	15,200	263
	Cash America
	International Inc.	16,213	254
	TriCo Bancshares	15,000	251
*	SVB Financial Group	12,300	246
	Corporate Office
	Properties Trust, Inc. REIT	9,700	241
*	Investment Technology
	Group, Inc.	9,300	237
	Financial Federal Corp.	11,100	235
	PS Business Parks, Inc. REIT	6,336	233
	Provident Financial Services Inc.	21,500	232
	HRPT Properties Trust REIT	71,100	227
	Univest Corp. of Pennsylvania	12,900	226

11

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Oriental Financial Group Inc.	45,100	220
	Sun Communities, Inc. REIT	17,300	205
	Kilroy Realty Corp. REIT	11,900	205
*	FPIC Insurance Group, Inc.	5,500	204
	Bank of the Ozarks, Inc.	8,500	196
	R.L.I. Corp.	3,800	191
	Sovran Self Storage, Inc. REIT	9,400	189
	WSFS Financial Corp.	8,350	187
	NBT Bancorp, Inc.	8,600	186
	Equity Lifestyle
	Properties, Inc. REIT	4,800	183
	Digital Realty Trust, Inc. REIT	5,310	176
	Entertainment
	Properties Trust REIT	11,100	175
*	Amerisafe Inc.	11,400	175
	Alexandria Real
	Estate Equities, Inc. REIT	4,600	167
	Prospect Energy Corp.	19,200	164
	Douglas Emmett, Inc. REIT	21,900	162
	Saul Centers, Inc. REIT	7,002	161
	LTC Properties, Inc. REIT	9,100	160
*	ProAssurance Corp.	3,200	149
	Baldwin & Lyons, Inc.
	Class B	7,783	147
	BRE Properties Inc. Class A
	REIT	7,400	145
	Republic Bancorp, Inc.
	Class A	7,600	142
	Realty Income Corp. REIT	7,400	139
	Winthrop Realty Trust REIT	19,300	133
	Provident New York
	Bancorp, Inc.	15,043	129
	Life Partners Holdings	7,300	124
	Jones Lang LaSalle Inc.	5,270	123
	Parkway Properties Inc.
	REIT	11,800	122
	Extra Space Storage Inc.
	REIT	22,000	121
	Brandywine Realty Trust
	REIT	41,900	119
	First BanCorp Puerto Rico	27,200	116
*	LaBranche & Co. Inc.	30,900	116
	Pennsylvania REIT	30,870	110
	First Financial
	Bankshares, Inc.	2,100	101
	Berkshire Hills Bancorp, Inc.	4,400	101
	Suffolk Bancorp	3,800	99
	Lakeland Financial Corp.	5,100	98
	Community Bank
	System, Inc.	5,800	97
	Simmons First National Corp.	3,800	96
	Potlatch Corp. REIT	4,000	93
	Colonial Properties Trust REIT	21,870	83
	Essex Property Trust, Inc. REIT	1,400	80
	U-Store-It Trust REIT	39,300	79

			Market
			Value•
		Shares	($000)
	Mack-Cali Realty Corp. REIT	3,820	76
	Pacific Capital Bancorp	10,200	69
	Franklin Street
	Properties Corp. REIT	5,270	65
	Westamerica Bancorporation	1,400	64
	Presidential Life Corp.	7,900	62
*	thinkorswim Group, Inc.	7,000	60
	Tompkins Trustco, Inc.	1,300	56
	Clifton Savings Bancorp, Inc.	5,322	53
	Arrow Financial Corp.	2,072	49
	First Industrial Realty Trust
	REIT	12,200	30
	LaSalle Hotel Properties
	REIT	4,100	24
	S.Y. Bancorp, Inc.	900	22
	First Source Corp.	1,200	22
	MFA Mortgage
	Investments, Inc. REIT	3,500	21
	TrustCo Bank NY	3,400	20
	Sunstone Hotel Investors, Inc REIT	7,526	20
	Prosperity Bancshares, Inc.	600	16
	Bank Mutual Corp.	1,805	16
*	Crawford & Co. Class B	2,200	15
	Omega Healthcare
	Investors, Inc. REIT	800	11
			24,104
Health Care (12.9%)
*	Gen-Probe Inc.	20,700	943
*	AMERIGROUP Corp.	24,900	686
*	Isis Pharmaceuticals, Inc.	43,200	648
	STERIS Corp.	27,400	638
*	OSI Pharmaceuticals, Inc.	15,449	591
*	Onyx Pharmaceuticals, Inc.	18,000	514
*	Valeant Pharmaceuticals
	International	28,700	511
*	LifePoint Hospitals, Inc.	23,100	482
	Owens & Minor, Inc.	13,600	451
	Chemed Corp.	11,500	447
	PDL BioPharma Inc.	62,500	442
*	Cubist Pharmaceuticals, Inc.	26,400	432
*	Myriad Genetics, Inc.	9,200	418
*	Luminex Corp.	22,500	408
	Cooper Cos., Inc.	14,600	386
*	Albany Molecular
	Research, Inc.	37,779	356
*	Bio-Rad Laboratories, Inc.
	Class A	5,206	343
*	Alexion Pharmaceuticals, Inc.	8,700	328
*	Sun Healthcare Group Inc.	38,100	322
*	Molina Healthcare Inc.	16,906	321
*	Emergency Medical
	Services LP Class A	10,200	320
*	Psychiatric Solutions, Inc.	20,300	319
*	Questcor
	Pharmaceuticals, Inc.	59,700	294

12

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	CorVel Corp.	14,500	293
*	Kensey Nash Corp.	13,600	289
*	Amedisys Inc.	9,900	272
*	Gentiva Health Services, Inc.	17,900	272
*	Emergent BioSolutions Inc.	19,500	263
*	CONMED Corp.	17,700	255
*	Alnylam Pharmaceuticals Inc.	13,200	251
*	AthenaHealth Inc.	9,400	227
*	Healthspring, Inc.	26,000	218
*	AmSurg Corp.	13,700	217
*	PharMerica Corp.	12,500	208
*	RehabCare Group, Inc.	11,800	206
*	Cyberonics, Inc.	15,191	202
*	HealthSouth Corp.	22,500	200
*	LHC Group Inc.	8,100	180
*	Nabi Biopharmaceuticals	47,250	175
*	Skilled Healthcare Group Inc.	20,614	169
*	Centene Corp.	8,800	159
	Ensign Group Inc.	8,200	127
*	eResearch Technology, Inc.	16,800	88
*	Masimo Corp.	2,700	78
*	Facet Biotech Corp.	6,480	61
*	Edwards Lifesciences Corp.	1,000	61
*	American Medical
	Systems Holdings, Inc.	5,000	56
*	Cambrex Corp.	16,400	37
*	Watson Pharmaceuticals, Inc.	800	25
	Martek Biosciences Corp.	1,300	24
*	Hanger Orthopedic Group, Inc.	1,500	20
*	Dionex Corp.	400	19
*	Thoratec Corp.	700	18
	Invacare Corp.	1,100	18
	Teleflex Inc.	400	16
			15,304
Industrials (14.4%)
	Watson Wyatt &
	Co. Holdings	13,000	642
*	TransDigm Group, Inc.	17,900	588
*	EMCOR Group, Inc.	33,100	568
	The Brink’s Co.	21,400	566
	Ameron International Corp.	10,100	532
	Triumph Group, Inc.	13,800	527
	Briggs & Stratton Corp.	31,800	525
*	Kirby Corp.	19,600	522
	Lennox International Inc.	18,448	488
	The Timken Co.	34,400	480
	Apogee Enterprises, Inc.	42,942	471
*	GrafTech International Ltd.	74,500	459
*	Sykes Enterprises, Inc.	26,057	433
*	WESCO International, Inc.	23,900	433
	GATX Corp.	20,000	405
*	Gardner Denver Inc.	17,900	389
	Acuity Brands, Inc.	16,042	362
	Textainer Group Holdings Ltd.	51,956	351

			Market
			Value•
		Shares	($000)
	A.O. Smith Corp.	13,900	350
	Robbins & Myers, Inc.	22,700	344
	Knoll, Inc.	54,300	333
*	First Advantage Corp.
	Class A	22,800	314
	Genco Shipping and
	Trading Ltd.	24,200	299
*	EnerSys	23,676	287
	Werner Enterprises, Inc.	18,900	286
*	Genesee & Wyoming Inc.
	Class A	13,400	285
*	Esterline Technologies Corp.	14,100	285
*	Marten Transport, Ltd.	14,900	278
	Deluxe Corp.	28,000	270
*	Mastec Inc.	22,300	270
*	RSC Holdings Inc.	50,400	265
	Titan International, Inc.	52,700	265
*	Chart Industries, Inc.	33,300	262
	EnergySolutions	29,400	254
*	TBS International Ltd.	33,600	247
*	Energy Conversion
	Devices, Inc.	18,500	245
	Herman Miller, Inc.	21,600	230
*	Pike Electric Corp.	24,300	225
	Gibraltar Industries Inc.	43,762	207
	The Standard Register Co.	43,160	198
*	Cenveo Inc.	57,600	187
*	Republic Airways
	Holdings Inc.	28,800	187
*	Allegiant Travel Co.	4,000	182
	Federal Signal Corp.	33,100	174
*	Cornell Cos., Inc.	10,531	172
	Comfort Systems USA, Inc.	15,000	156
	AAON, Inc.	8,200	149
	Armstrong Worldwide
	Industries, Inc.	12,500	138
*	Blount International, Inc.	27,779	128
*	American Reprographics Co.	33,800	120
*	US Airways Group Inc.	45,200	114
	Lincoln Electric Holdings, Inc.	3,100	98
*	American
	Commercial Lines Inc.	30,300	96
*	ATC Technology Corp.	7,900	88
*	Waste Services, Inc.	19,946	85
*	M&F Worldwide Corp.	3,000	35
*	Beacon Roofing Supply, Inc.	2,600	35
*	Standard Parking Corp.	1,700	28
	Encore Wire Corp.	1,300	28
	MSC Industrial
	Direct Co., Inc. Class A	800	25
*	Powell Industries, Inc.	693	24
	Carlisle Co., Inc.	1,100	22
*	Alliant Techsystems, Inc.	300	20
			17,031

13

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
Information Technology (18.4%)
*	Skyworks Solutions, Inc.	100,700	812
*	Sybase, Inc.	23,482	711
*	Metavante Technologies	34,600	691
*	3Com Corp.	213,000	658
*	Starent Networks Corp.	41,400	655
*	QLogic Corp.	56,700	630
*	PMC Sierra Inc.	92,600	591
*	Sohu.com Inc.	14,100	582
*	SPSS, Inc.	20,360	579
*	Multi-Fineline
	Electronix, Inc.	33,400	562
*	Solera Holdings, Inc.	21,900	543
*	j2 Global
	Communications, Inc.	24,500	536
*	EarthLink, Inc.	81,300	534
*	Compuware Corp.	79,000	521
*	AsiaInfo Holdings, Inc.	29,700	500
	Diebold, Inc.	23,000	491
*	Integrated Device
	Technology Inc.	104,200	474
*	Genpact, Ltd.	52,200	462
*	JDA Software Group, Inc.	39,400	455
*	Dolby Laboratories Inc.	12,380	422
*	Cabot Microelectronics Corp.	17,300	416
*	Gartner, Inc. Class A	35,700	393
*	Ultratech, Inc.	31,000	387
*	Lawson Software, Inc.	90,800	386
*	Anixter International Inc.	12,000	380
*	ManTech International Corp.	8,925	374
	Syntel, Inc.	18,152	374
*	Net 1 UEPS
	Technologies, Inc.	24,300	370
*	Plexus Corp.	26,265	363
*	MKS Instruments, Inc.	24,700	362
*	Avocent Corp.	28,800	350
	iGATE Corp.	106,871	346
*	Sapient Corp.	71,900	321
*	Tekelec	23,700	314
*	BigBand Networks Inc.	45,732	300
*	CSG Systems International, Inc.	20,784	297
*	S1 Corp.	56,718	292
*	Cogent Inc.	23,900	284
*	Silicon Image, Inc.	112,500	270
*	Riverbed Technology, Inc.	19,400	254
*	TNS Inc.	27,300	223
*	Perot Systems Corp.	17,100	220
*	Synaptics Inc.	7,300	195
*	Semtech Corp.	14,500	194
*	Monolithic Power Systems	12,100	188
*	Silicon Laboratories Inc.	6,900	182
	Black Box Corp.	7,500	177
*	Quantum Corp.	258,800	173
*	Emulex Corp.	34,370	173
*	SAIC, Inc.	8,100	151

			Market
			Value•
		Shares	($000)
*	InterDigital, Inc.	5,700	147
*	Microsemi Corp.	11,800	137
	Daktronics, Inc.	20,700	136
*	Wind River Systems Inc.	20,900	134
*	TiVo Inc.	17,900	126
	Acxiom Corp.	15,200	112
*	Netlogic Microsystems Inc.	4,000	110
	Jack Henry & Associates Inc.	6,600	108
*	ATMI, Inc.	4,600	71
	Micrel, Inc.	9,500	67
*	DTS Inc.	2,686	65
*	NetScout Systems, Inc.	8,400	60
*	IAC/InterActiveCorp	3,500	53
*	OSI Systems Inc.	3,400	52
*	Ciber, Inc.	16,200	44
*	Insight Enterprises, Inc.	13,800	42
*	Netezza Corp.	6,200	42
*	Harris Stratex Networks, Inc.
	Class A	10,900	42
*	NeuStar, Inc. Class A	2,200	37
*	Harmonic, Inc.	5,100	33
	ADTRAN Inc.	2,000	32
*	ScanSource, Inc.	1,400	26
*	Cirrus Logic, Inc.	6,800	26
*	Comtech
	Telecommunications Corp.	900	22
*	TIBCO Software Inc.	3,500	21
	Broadridge Financial
	Solutions LLC	900	17
*	SINA.com	500	12
			21,892
Materials (4.1%)
	Compass Minerals
	International, Inc.	12,200	688
	Olin Corp.	38,400	548
	Rock-Tenn Co.	18,300	495
	Silgan Holdings, Inc.	8,200	431
	Greif Inc. Class A	11,034	367
	Innophos Holdings Inc.	31,500	355
	Koppers Holdings, Inc.	22,400	325
	Airgas, Inc.	9,600	325
	Glatfelter	43,637	272
	Worthington Industries, Inc.	27,700	241
	Carpenter Technology Corp.	16,100	227
	Schnitzer Steel
	Industries, Inc. Class A	6,100	192
	Scotts Miracle-Gro Co.	4,300	149
*	Buckeye Technology, Inc.	51,500	110
	Schweitzer-Mauduit
	International, Inc.	5,600	103
	A. Schulman Inc.	2,200	30
	AptarGroup Inc.	700	22
	Stepan Co.	600	17
			4,897

14

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
Telecommunication Services (1.7%)
*	Syniverse Holdings Inc.	36,340	573
*	Premiere Global
	Services, Inc.	48,300	426
*	Cincinnati Bell Inc.	160,300	369
	NTELOS Holdings Corp.	16,900	307
*	Cogent
	Communications
	Group, Inc.	16,100	116
	Atlantic Tele-Network, Inc.	4,404	84
*	Centennial
	Communications Corp.
	Class A	10,110	83
			1,958
Utilities (4.3%)
	Atmos Energy Corp.	31,800	735
	Vectren Corp.	33,500	707
	NorthWestern Corp.	28,900	621
	IDACORP, Inc.	22,600	528
	UGI Corp. Holding Co.	22,200	524
	WGL Holdings Inc.	13,600	446
	Avista Corp.	30,400	419
	UIL Holdings Corp.	13,400	299
	Aqua America, Inc.	13,700	274
	UniSource Energy Corp.	8,300	234
	Southwest Gas Corp.	8,800	185
	CMS Energy Corp.	7,200	85
	Cleco Corp.	3,500	76
	South Jersey Industries, Inc.	600	21
			5,154
Total Common Stocks
(Cost $162,740)			116,668
Temporary Cash Investments (1.8%)[1]
Money Market Fund (0.1%)
2	Vanguard Market
	Liquidity Fund, 0.440%	80,073	80

		Face	Market
		Amount	Value•
		($000)	($000)
Commercial Paper (1.5%)
3	Danske Corp.
	4.333%, 4/15/09	600	600
	General Electric Capital Corp.
	3.874%, 4/15/09	600	600
	Santander Central Hispano
	Finance (Delaware), Inc.
	4.249%, 4/16/09	600	600
			1,800
U.S. Government and Agency Obligations (0.2%)
4,5	Federal National
	Mortgage Assn.,
	0.401%, 4/20/09	200	200
4,5	Federal Home Loan
	Mortgage Corp.,
	0.592%, 8/26/09	100	100
			300
Total Temporary Cash Investments
(Cost $2,177)			2,180
Total Investments (100.1%)
(Cost $164,917)			118,848
Other Assets and Liabilities (–0.1%)
Other Assets			587
Liabilities			(738)
			(151)
Net Assets (100%)
Applicable to 11,760,162 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			118,697
Net Asset Value Per Share			$10.09

15

Strategic Small-Cap Equity Fund

At March 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	240,465
Overdistributed Net
Investment Income	(192)
Accumulated Net Realized Losses	(75,601)
Unrealized Appreciation (Depreciation)
Investment Securities	(46,069)
Futures Contracts	94
Net Assets	118,697

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.

2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At March 31, 2009, the value of these securities was $600,000, representing 0.5% of net assets.

4 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

5 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Strategic Small-Cap Equity Fund

Statement of Operations

Six Months Ended
March 31, 2009
($000)
Investment Income
Income
Dividends	890
Interest[1]	201
Security Lending	50
Total Income	1,141
Expenses
The Vanguard Group—Note B
Investment Advisory Services	63
Management and Administrative	178
Marketing and Distribution	28
Custodian Fees	15
Auditing Fees	1
Shareholders’ Reports	7
Total Expenses	292
Net Investment Income	849
Realized Net Gain (Loss)
Investment Securities Sold	(47,202)
Futures Contracts	(6,321)
Realized Net Gain (Loss)	(53,523)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(23,638)
Futures Contracts	234
Change in Unrealized Appreciation (Depreciation)	(23,404)
Net Increase (Decrease) in Net Assets Resulting from Operations	(76,078)

1 Interest income from an affiliated company of the fund was $33,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	849	1,837
Realized Net Gain (Loss)	(53,523)	(20,795)
Change in Unrealized Appreciation (Depreciation)	(23,404)	(33,359)
Net Increase (Decrease) in Net Assets Resulting from Operations	(76,078)	(52,317)
Distributions
Net Investment Income	(1,950)	(2,555)
Realized Capital Gain[1]	—	(1,837)
Total Distributions	(1,950)	(4,392)
Capital Share Transactions
Issued	20,872	79,470
Issued in Lieu of Cash Distributions	1,815	3,832
Redeemed	(25,760)	(83,796)
Net Increase (Decrease) from Capital Share Transactions	(3,073)	(494)
Total Increase (Decrease)	(81,101)	(57,203)
Net Assets
Beginning of Period	199,798	257,001
End of Period[2]	118,697	199,798

1 Includes fiscal 2008 short-term gain distributions totaling $657,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($192,000) and $909,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Small-Cap Equity Fund

Financial Highlights

	Six Months			April 20,
	Ended	Year Ended		2006[1] to
	March 31,	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$16.60	$21.28	$19.04	$20.00
Investment Operations
Net Investment Income	.072	.160	.220	.090
Net Realized and Unrealized Gain (Loss) on Investments	(6.414)	(4.479)	2.170	(1.050)
Total from Investment Operations	(6.342)	(4.319)	2.390	(.960)
Distributions
Dividends from Net Investment Income	(.168)	(.210)	(.150)	—
Distributions from Realized Capital Gains	—	(.151)	—	—
Total Distributions	(.168)	(.361)	(.150)	—
Net Asset Value, End of Period	$10.09	$16.60	$21.28	$19.04

Total Return[2]	–38.33%	–20.50%	12.58%	–4.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$119	$200	$257	$180
Ratio of Total Expenses to Average Net Assets	0.44%[3]	0.38%	0.38%	0.40%[3]
Ratio of Net Investment Income to Average Net Assets	1.52%[3]	0.83%	1.07%	1.20%[3]
Portfolio Turnover Rate	88%[3]	99%	73%	35%

1 Subscription period for the fund was April 20, 2006, to April 24, 2006, during which time all assets were held in money market instruments. Performance measurement began April 24, 2006, at a net asset value of $20.01.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2006–2008) and for the period ended March 31, 2009, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

20

Strategic Small-Cap Equity Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2009, the fund had contributed capital of $31,000 to Vanguard (included in Other Assets), representing 0.03% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2008, the fund had available realized losses of $22,223,000 to offset future net capital gains through September 30, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2009, the cost of investment securities for tax purposes was $164,917,000. Net unrealized depreciation of investment securities for tax purposes was $46,069,000, consisting of unrealized gains of $4,760,000 on securities that had risen in value since their purchase and $50,829,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2009, the aggregate settlement value of open futures contracts expiring in June 2009 and the related unrealized appreciation (depreciation) were:

			($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
E-mini Russell 2000 Index	42	1,769	75
S&P Midcap 400 Index	1	244	19

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

D. During the six months ended March 31, 2009, the fund purchased $58,324,000 of investment securities and sold $68,001,000 of investment securities, other than temporary cash investments.

21

Strategic Small-Cap Equity Fund

E. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2009	September 30, 2008
	Shares	Shares
	(000)	(000)
Issued	1,826	4,152
Issued in Lieu of Cash Distributions	157	203
Redeemed	(2,256)	(4,398)
Net Increase (Decrease) in Shares Outstanding	(273)	(43)

F. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements.” FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund’s investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of March 31, 2009, based on the inputs used to value them:

	Investments	Futures
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1—Quoted prices	116,748	94
Level 2—Other significant observable inputs	2,100	—
Level 3—Significant unobservable inputs	—	—
Total	118,848	94

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	9/30/2008	3/31/2009	Period[1]
Based on Actual Fund Return	$1,000.00	$616.66	$1.77
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.74	2.22

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.44%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

23

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Strategic Small-Cap Equity Fund has renewed its investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the fund’s investment advisor. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether or not the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since its inception in 2006, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985, and has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since inception, including periods of outperformance and underperformance of a relevant benchmark and peer group. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion, and that performance results remain competitive. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expenses were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board of trustees concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

25

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
Occupation(s) During the Past Five Years: Chairman
John J. Brennan[1]	and Chief Executive Officer of Rohm and Haas Co.
Born 1954. Trustee Since May 1987. Chairman of	(chemicals); President of Rohm and Haas Co.
the Board. Principal Occupation(s) During the Past Five	(2006–2008); Board Member of American Chemistry
Years: Chairman of the Board and Director/Trustee of	Council; Director of Tyco International, Ltd. (diversified
The Vanguard Group, Inc., and of each of the investment	manufacturing and services) and Hewlett-Packard Co.
companies served by The Vanguard Group; Chief	(electronic computer manufacturing); Trustee of The
Executive Officer and President of The Vanguard Group	Conference Board.
and of each of the investment companies served by The
Vanguard Group (1996–2008).
Amy Gutmann
Born 1949. Trustee Since June 2006. Principal
Independent Trustees	Occupation(s) During the Past Five Years: President of
the University of Pennsylvania; Christopher H. Browne
Distinguished Professor of Political Science in the School
Charles D. Ellis	of Arts and Sciences with Secondary Appointments
Born 1937. Trustee Since January 2001. Principal	at the Annenberg School for Communication and the
Occupation(s) During the Past Five Years: Applecore	Graduate School of Education of the University of
Partners (pro bono ventures in education); Senior	Pennsylvania; Director of Carnegie Corporation of
Advisor to Greenwich Associates (international business	New York, Schuylkill River Development Corporation,
strategy consulting); Successor Trustee of Yale University;	and Greater Philadelphia Chamber of Commerce;
Overseer of the Stern School of Business at New York	Trustee of the National Constitution Center.
University; Trustee of the Whitehead Institute for
Biomedical Research.
JoAnn Heffernan Heisen
Born 1950. Trustee Since July 1998. Principal
Emerson U. Fullwood	Occupation(s) During the Past Five Years: Retired
Born 1948. Trustee Since January 2008. Principal	Corporate Vice President, Chief Global Diversity Officer,
Occupation(s) During the Past Five Years: Retired	and Member of the Executive Committee of Johnson &
Executive Chief Staff and Marketing Officer for North	Johnson (pharmaceuticals/consumer products); Vice
America and Corporate Vice President of Xerox	President and Chief Information Officer (1997–2005)
Corporation (photocopiers and printers); Director of	of Johnson & Johnson; Director of the University
SPX Corporation (multi-industry manufacturing), the	Medical Center at Princeton and Women’s Research
United Way of Rochester, the Boy Scouts of America,	and Education Institute.
Amerigroup Corporation (direct health and medical
insurance carriers), and Monroe Community College
Foundation.

André F. Perold	F. William McNabb III[1]
Born 1952. Trustee Since December 2004. Principal	Born 1957. Chief Executive Officer Since August 2008.
Occupation(s) During the Past Five Years: George Gund	President Since March 2008. Principal Occupation(s)
Professor of Finance and Banking, Senior Associate	During the Past Five Years: Director of The Vanguard
Dean, and Director of Faculty Recruiting, Harvard	Group, Inc., since 2008; Chief Executive Officer and
Business School; Director and Chairman of UNX, Inc.	President of The Vanguard Group and of each of the
(equities trading firm); Chair of the Investment	investment companies served by The Vanguard Group
Committee of HighVista Strategies LLC (private	since 2008; Director of Vanguard Marketing Corporation;
investment firm).	Managing Director of The Vanguard Group (1995–2008).

Alfred M. Rankin, Jr.	Heidi Stam[1]
Born 1941. Trustee Since January 1993. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: Chairman,	Occupation(s) During the Past Five Years: Managing
President, Chief Executive Officer, and Director of	Director of The Vanguard Group, Inc., since 2006;
NACCO Industries, Inc. (forklift trucks/housewares/	General Counsel of The Vanguard Group since 2005;
lignite); Director of Goodrich Corporation (industrial	Secretary of The Vanguard Group and of each of the
products/aircraft systems and services).	investment companies served by The Vanguard Group
since 2005; Director and Senior Vice President of
Vanguard Marketing Corporation since 2005; Principal
J. Lawrence Wilson	of The Vanguard Group (1997–2006).
Born 1936. Trustee Since April 1985. Principal
Occupation(s) During the Past Five Years: Retired
Chairman and Chief Executive Officer of Rohm and	Vanguard Senior Management Team
Haas Co. (chemicals); Director of Cummins Inc. (diesel
engines) and AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University and of	R. Gregory Barton	Michael S. Miller
Culver Educational Foundation.	Mortimer J. Buckley	James M. Norris
	Kathleen C. Gubanich	Glenn W. Reed
	Paul A. Heller	George U. Sauter
Executive Officers

Founder
Thomas J. Higgins[1]
Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five	John C. Bogle
Years: Principal of The Vanguard Group, Inc.; Chief	Chairman and Chief Executive Officer, 1974–1996
Financial Officer of each of the investment companies
served by The Vanguard Group since 2008; Treasurer
of each of the investment companies served by The
Vanguard Group (1998–2008).

Kathryn J. Hyatt[1]
Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal of
The Vanguard Group, Inc.; Treasurer of each of the
investment companies served by The Vanguard
Group since 2008; Assistant Treasurer of each of the
investment companies served by The Vanguard Group
(1988–2008).

1 These individuals are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
Text Telephone for People	and searching for “proxy voting guidelines,” or by
With Hearing Impairment > 800-952-3335	calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
This material may be used in conjunction	the 12 months ended June 30. To get the report, visit
with the offering of shares of any Vanguard	either www.vanguard.com or www.sec.gov.
fund only if preceded or accompanied by
the fund’s current prospectus.
You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
The funds or securities referred to herein are not	To find out more about this public service, call the SEC
sponsored, endorsed, or promoted by MSCI, and MSCI	at 202-551-8090. Information about your fund is also
bears no liability with respect to any such funds or	available on the SEC’s website, and you can receive
securities. For any such funds or securities, the	copies of this information, for a fee, by sending a
prospectus or the Statement of Additional Information	request in either of two ways: via e-mail addressed to
contains a more detailed description of the limited	publicinfo@sec.gov or via regular mail addressed to the
relationship MSCI has with The Vanguard Group and	Public Reference Section, Securities and Exchange
any related funds.	Commission, Washington, DC 20549-0102.

Russell is a trademark of The Frank Russell Company.

© 2009 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6152 052009

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 18, 2009

VANGUARD HORIZON FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 18, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference; and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.